                                                                    EXHIBIT 10.1

                              AMENDED AND RESTATED
                364-DAY REVOLVING CREDIT AND TERM LOAN AGREEMENT


                                      among


                               MCI WORLDCOM, INC.,
                                    Borrower


                              BANK OF AMERICA, N.A.
                              Administrative Agent




                        BANC OF AMERICA SECURITIES, LLC,
                       Sole Lead Arranger and Book Manager


                               BARCLAYS BANK PLC,
                            THE CHASE MANHATTAN BANK,
                                 CITIBANK, N.A.,
                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK, and
                              ROYAL BANK OF CANADA,
                              Co-Syndication Agents



                                       and


                            THE LENDERS NAMED HEREIN,
                                     Lenders

                                 $7,000,000,000

                           DATED AS OF AUGUST 5, 1999

                                TABLE OF CONTENTS

                                                                                                               PAGE
SECTION 1         DEFINITIONS AND TERMS...........................................................................1
         1.1      Definitions.....................................................................................1
         1.2      Number and Gender of Words; Other References...................................................15
         1.3      Accounting Principles..........................................................................15

SECTION 2         BORROWING PROVISIONS...........................................................................15
         2.1      The Facility...................................................................................15
         2.2      Swing Line Subfacility.........................................................................16
         2.3      Competitive Bid Subfacility....................................................................19
         2.4      Optional Renewal of Commitments................................................................21
         2.5      Conversion to Term Loans.......................................................................23
         2.6      Termination of Commitments.....................................................................24
         2.7      Borrowing Procedure............................................................................24

SECTION 3         TERMS OF PAYMENT...............................................................................25
         3.1      Loan Accounts, Notes, and Payments.............................................................25
         3.2      Interest and Principal Payments................................................................25
         3.3      Interest Options...............................................................................26
         3.4      Quotation of Rates.............................................................................26
         3.5      Default Rate...................................................................................27
         3.6      Interest Recapture.............................................................................27
         3.7      Interest Calculations..........................................................................27
         3.8      Maximum Rate...................................................................................27
         3.9      Interest Periods...............................................................................28
         3.10     Conversions....................................................................................28
         3.11     Order of Application...........................................................................28
         3.12     Sharing of Payments, Etc.......................................................................29
         3.13     Offset.........................................................................................29
         3.14     Booking Borrowings.............................................................................29
         3.15     Increased Cost and Reduced Return..............................................................29
         3.16     Limitation on Types of Loans...................................................................31
         3.17     Illegality.....................................................................................31
         3.18     Treatment of Affected Loans....................................................................31
         3.19     Compensation; Replacement of Lenders...........................................................32
         3.20     Taxes..........................................................................................32

SECTION 4         FEES...........................................................................................34
         4.1      Treatment of Fees..............................................................................34
         4.2      Fees of Administrative Agent and Arranger......................................................34
         4.3      Commitment Fees................................................................................34

SECTION 5         CONDITIONS PRECEDENT...........................................................................34
         5.1      Conditions Precedent to Closing................................................................34
         5.2      Conditions Precedent to Each Borrowing.........................................................34

SECTION 6         REPRESENTATIONS AND WARRANTIES.................................................................35
         6.1      Purpose of Credit Facility.....................................................................35
         6.2      Existence, Good Standing, Authority, and Authorizations........................................35
         6.3      Authorization and Contravention................................................................36

                                                                             AMENDED AND RESTATED 364-DAY REVOLVING
                                                                                     CREDIT AND TERM LOAN AGREEMENT

         6.4      Binding Effect.................................................................................36
         6.5      Financial  Statements..........................................................................36
         6.6      Litigation, Claims, Investigations.............................................................36
         6.7      Taxes..........................................................................................36
         6.8      Environmental  Matters.........................................................................36
         6.9      ERISA Compliance...............................................................................37
         6.10     Properties; Liens..............................................................................37
         6.11     Government Regulations.........................................................................37
         6.12     No Default.....................................................................................37
         6.13     Senior Indebtedness............................................................................37
         6.14     Year 2000 Compliance...........................................................................37

SECTION 7         COVENANTS......................................................................................38
         7.1      Use of Proceeds................................................................................38
         7.2      Books and Records..............................................................................38
         7.3      Items to be Furnished..........................................................................38
         7.4      Inspections....................................................................................39
         7.5      Taxes..........................................................................................39
         7.6      Payment of Obligations.........................................................................39
         7.7      Maintenance of Existence, Assets, and Business.................................................40
         7.8      Insurance......................................................................................40
         7.9      Preservation and Protection of Rights..........................................................40
         7.10     Employee Benefit Plans.........................................................................40
         7.11     Environmental Laws.............................................................................40
         7.12     Debt...........................................................................................40
         7.13     Liens..........................................................................................41
         7.14     Transactions with Affiliates...................................................................42
         7.15     Compliance with Laws and Documents.............................................................42
         7.16     Assignment.....................................................................................42
         7.17     Permitted Distributions........................................................................42
         7.18     Restrictions on Subsidiaries...................................................................43
         7.19     Sale of Assets.................................................................................43
         7.20     Mergers and Dissolutions; Sale of Capital Stock................................................43
         7.21     Designation of Unrestricted Companies..........................................................43
         7.22     Financial Covenant.............................................................................43
         7.23     Year 2000 Compliance...........................................................................44

SECTION 8         DEFAULT........................................................................................44
         8.1      Payment of Obligation..........................................................................44
         8.2      Covenants......................................................................................44
         8.3      Debtor Relief..................................................................................44
         8.4      Judgments and Attachments......................................................................44
         8.5      Misrepresentation..............................................................................44
         8.6      Change of Control..............................................................................44
         8.7      Default Under Other Agreements.................................................................45
         8.8      Employee Benefit Plans.........................................................................45
         8.9      Default Under Facility A.......................................................................45
         8.10     Validity and Enforceability of Loan Papers.....................................................46

SECTION 9         RIGHTS AND REMEDIES............................................................................46
         9.1      Remedies Upon Default..........................................................................46
         9.2      Company Waivers................................................................................46

                                                                             AMENDED AND RESTATED 364-DAY REVOLVING
                                                                                     CREDIT AND TERM LOAN AGREEMENT

         9.3      Performance by Administrative Agent............................................................46
         9.4      Delegation of Duties and Rights................................................................47
         9.5      Not in Control.................................................................................47
         9.6      Course of Dealing..............................................................................47
         9.7      Cumulative Rights..............................................................................47
         9.8      Application of Proceeds........................................................................47
         9.9      Certain Proceedings............................................................................47
         9.10     Limitation of Rights...........................................................................48
         9.11     Expenditures by Lenders........................................................................48
         9.12     INDEMNIFICATION................................................................................48

SECTION 10        AGREEMENT AMONG LENDERS........................................................................49
         10.1     Administrative Agent...........................................................................49
         10.2     Expenses.......................................................................................51
         10.3     Proportionate Absorption of Losses.............................................................51
         10.4     Delegation of Duties; Reliance.................................................................51
         10.5     Limitation of Liability........................................................................51
         10.6     Default; Collateral............................................................................52
         10.7     Limitation of Liability........................................................................52
         10.8     Relationship of Lenders........................................................................52
         10.9     Benefits of Agreement..........................................................................53
         10.10    Co-Syndication Agents..........................................................................53

SECTION 11        MISCELLANEOUS..................................................................................53
         11.1     Headings.......................................................................................53
         11.2     Nonbusiness Days...............................................................................53
         11.3     Communications.................................................................................53
         11.4     Form and Number of Documents...................................................................53
         11.5     Exceptions to Covenants........................................................................53
         11.6     Survival.......................................................................................54
         11.7     Governing Law..................................................................................54
         11.8     Invalid Provisions.............................................................................54
         11.9     Entirety.......................................................................................54
         11.10    Jurisdiction; Venue; Service of Process; Jury Trial............................................54
         11.11    Amendments, Consents, Conflicts, and Waivers...................................................55
         11.12    Multiple Counterparts..........................................................................56
         11.13    Successors and Assigns; Assignments and Participations.........................................56
         11.14    Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances....................58
         11.15    Confidentiality................................................................................59
         11.16    Restatement of Existing Agreement..............................................................59


                                                                             AMENDED AND RESTATED 364-DAY REVOLVING
                                                                                     CREDIT AND TERM LOAN AGREEMENT

                             SCHEDULES AND EXHIBITS

Schedule 2.1       -       Lenders and Committed Sums
Schedule 2.2       -       Swing Line Lenders and Swing Line Committed Sums
Schedule 5.1       -       Conditions Precedent to Closing
Schedule 7.12      -       Existing Debt
Schedule 7.14      -       Transactions with Affiliates

Exhibit A-1        -       Form of Amended and Restated Revolving Note
Exhibit A-2        -       Form of Amended and Restated Competitive Bid Note
Exhibit A-3        -       Form of Amended and Restated Swing Line Note
Exhibit A-4        -       Form of Term Note
Exhibit B-1        -       Form of Notice of Borrowing
Exhibit B-2        -       Form of Notice of Conversion
Exhibit B-3        -       Form of Term Conversion Request
Exhibit B-4        -       Form of Competitive Bid Request
Exhibit B-5        -       Form of Notice to Lenders of Competitive Bid Request
Exhibit B-6        -       Form of Competitive Bid
Exhibit B-7        -       Form of Swing Line Borrowing Request
Exhibit C          -       Form of Administrative Questionnaire
Exhibit D          -       Form of Compliance Certificate
Exhibit E          -       Form of Assignment and Acceptance Agreement
Exhibit F-1        -       Form of Opinion of General Counsel of Borrower
Exhibit F-2        -       Form of Opinion of Special New York Counsel

                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT

                              AMENDED AND RESTATED
                364-DAY REVOLVING CREDIT AND TERM LOAN AGREEMENT

         THIS AGREEMENT is entered into as of August 5, 1999, among MCI WORLDCOM, INC. (formerly known as WORLDCOM, INC.), a Georgia corporation ("BORROWER"), certain Lenders (hereinafter defined), the Co-Syndication Agents (hereinafter defined), and BANK OF AMERICA, N.A., as a Lender and as Administrative Agent (hereinafter defined) for itself and the other Lenders.

                                    RECITALS

         A. Borrower has entered into the 364-Day Revolving Credit and Term Loan Agreement (as renewed, extended, or amended to date, the "EXISTING AGREEMENT") dated as of August 6, 1998, with Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., formerly known as NationsBank, N.A.(in its capacity as "Administrative Agent" thereunder and as a lender) and certain other lenders party thereto (together with Bank of America, N.A., the "EXISTING 364-DAY FACILITY LENDERS"), providing for, among other things, a revolving credit and term loan facility in the aggregate principal amount of $7,000,000,000.

         B. Subject to the terms and conditions set forth below, Borrower and Lenders desire to entirely amend, modify, and restate the Existing Agreement in order, among other things, to (i) extend the Termination Date to August 3, 2000 and (ii) provide for an increase in the Commitment Fee and Utilization Fee (hereinafter defined).

         C. The amendment and restatement of the Existing Agreement hereunder is not intended by the parties to constitute either a novation or a discharge or satisfaction of the indebtedness and obligations under the Existing Agreement, which indebtedness and obligations under the Existing Agreement shall remain outstanding hereunder on the terms and conditions hereinafter provided.

         In consideration of the foregoing and the mutual covenants contained herein, Borrower, Bank of America, N.A. (in its capacity as Administrative Agent under this Agreement and the Existing Agreement), and Lenders agree that, effective upon the Closing Date, the Existing Agreement is amended and restated in its entirety, as follows:

SECTION 1         DEFINITIONS AND TERMS.

         1.1      Definitions.  As used herein:

         364-DAY FACILITY means the revolving credit and term loan facility (including any extension of the facility as permitted herein) described in and subject to the limitations of this Agreement.

         ACCOUNTS RECEIVABLE FINANCING means any transaction or series of transactions that may be entered into by any Consolidated Company pursuant to which such Consolidated Company may sell, convey, grant a security interest in, or otherwise transfer, undivided percentage interests in the Receivables Program Assets; provided that, for purposes of determinations made pursuant to SECTIONS 7.13(G) and 7.19(D), any Accounts Receivable Financing involving a sale of Receivables Program Assets to the Receivables Subsidiary by any Restricted Company and a subsequent substantially concurrent resale of such Receivables Program Assets, or an interest therein, to a third party shall be treated as a single Accounts Receivable Financing transaction.

         ACCOUNTS RECEIVABLE FINANCING AMOUNT means, with respect to any Accounts Receivable Financing and without duplication, the aggregate outstanding principal amount of the undivided percentage interests in the Receivables Program Assets, representing Rights to be paid a specified principal amount from such Receivables Program Assets.

                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT

         ADJUSTED EURODOLLAR RATE means, for any Eurodollar Rate Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the quotient obtained by dividing (a) the Eurodollar Rate for such Eurodollar Rate Borrowing for such Interest Period by (b) 1 minus the Reserve Requirement for such Eurodollar Rate Borrowing for such Interest Period.

         ADMINISTRATIVE AGENT means Bank of America, N.A. and its permitted successor or successors as administrative agent and arranging agent for Lenders under this Agreement.

         ADMINISTRATIVE QUESTIONNAIRE means an Administrative Questionnaire substantially in the form of EXHIBIT C hereto, which each Lender shall complete and provide to Administrative Agent.

         AFFILIATE of any Person means any other individual or entity who directly or indirectly controls, or is controlled by, or is under common control with, such Person, and, for purposes of this definition only, "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract, or otherwise).

         AGENTS means, collectively, Administrative Agent and Co-Syndication Agents under this Agreement.

         AGREEMENT means this Amended and Restated 364-Day Revolving Credit and Term Loan Agreement and all Exhibits and Schedules hereto, as each may be amended, modified, supplemented, or restated from time to time.

         ALTERNATE RATE means on any date of determination, for any Swing Line Borrowing, the sum of (i) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Dow Jones Markets Page 3750 (or any successor page) as the London interbank offered rate for 30-day deposits in Dollars at approximately 11:00 a.m. Dallas, Texas time on the date of such Swing Line Borrowing plus (ii) the Applicable Margin for Eurodollar Rate Borrowings in effect on such date of determination. If for any reason such rate is not available, the term "Alternate Rate" shall mean for any Swing Line Borrowing, the sum of (i) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for 30-day deposits in Dollars at approximately 11:00 a.m., Dallas, Texas time, on the date of such Swing Line Borrowing; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%) plus (ii) the Applicable Margin for Eurodollar Rate Borrowings in effect on such date of determination.

         ALTERNATE RATE SWING LINE BORROWING has the meaning as defined in
SECTION 2.2(A).

         APPLICABLE LENDING OFFICE means, for each Lender and for each Type of Borrowing, the "Lending Office" of such Lender (or an Affiliate of such Lender) designated on SCHEDULE 2.1 attached hereto or such other office that such Lender (or an Affiliate of such Lender) may from time to time specify to Administrative Agent and Borrower by written notice in accordance with the terms hereof.

         APPLICABLE MARGIN means the lowest percentage set forth in the table below for the Type of Borrowing or Commitment Fees (as the case may be) which corresponds to Borrower's conformity, on any date of determination, with the ratings (or implied ratings) established by both S&P and Moody's applicable to Borrower's senior, unsecured, non-credit-enhanced, long term indebtedness for borrowed money ("INDEX DEBT"):


                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT

----------------------------------------------------------------------------------------------------------
                                                                   APPLICABLE MARGIN
                                             =============================================================
                                                                       EURODOLLAR
                  RATINGS                         BASE RATE               RATE             COMMITMENT
                                                  BORROWINGS           BORROWINGS             FEES
============================================ ==================== ==================== ===================
            Category 1
A or higher by S&P;                                0.0000%              0.2250%              0.0600%
A2 or higher by Moody's

-------------------------------------------- -------------------- -------------------- -------------------
            Category 2
A- by S&P;                                         0.0000%              0.2500%              0.0700%
A3 by Moody's

-------------------------------------------- -------------------- -------------------- -------------------
            Category 3
BBB+ by S&P;                                       0.0000%              0.3500%              0.1000%
Baa1 by Moody's

-------------------------------------------- -------------------- -------------------- -------------------
            Category 4
BBB by S&P;                                        0.0000%              0.4000%              0.1250%
Baa2 by Moody's

-------------------------------------------- -------------------- -------------------- -------------------
            Category 5                             0.0000%              0.4500%              0.1500%
BBB- or lower by S&P;
Baa3 or lower by Moody's
-------------------------------------------- -------------------- -------------------- -------------------

         (a) For purposes of determining the Applicable Margin, (i) if neither Moody's nor S&P shall have in effect a rating for Index Debt (other than by reason of the circumstances referred to in the last sentence of this paragraph), then both such rating agencies will be deemed to have established ratings for Index Debt in Category 5; (ii) if only one of Moody's or S&P shall have in effect a rating for Index Debt, Borrower and the Lenders will negotiate in good faith to agree upon another rating agency to be substituted by an agreement for the rating agency which shall not have a rating in effect, and in the absence of such agreement the Applicable Margin will be determined by reference to the available rating; (iii) if the ratings established by Moody's and S&P shall differ by one Category, the Applicable Margin shall be determined by reference to the numerically lower Category: (for example, if the rating from S&P is in Category 1 and the rating from Moody's is in Category 2, the Applicable Margin shall be determined by reference to Category 1); (iv) if the ratings established by Moody's and S&P shall differ by more than one Category, the Applicable Margin shall be determined by reference to the Category that is one numerical Category lower than the numerically higher of the two Categories corresponding to the ratings established by the two rating agencies: (for example, if the rating from S&P is in Category 2 and the rating from Moody's is in Category 5, the Applicable Margin shall be determined by reference to Category 4); and (v) if any rating established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of either Moody's or S&P), such change shall be effective as of the date on which such change is first announced by the rating agency making such change. If the rating system of either Moody's or S&P shall change prior to the payment in full of the Obligation and the cancellation of all commitments to lend hereunder, Borrower and the Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system. If both Moody's and S&P shall cease to be in the business of rating corporate debt obligations, Borrower and the Lenders shall negotiate in good faith to agree upon a substitute rating agency and to amend the references to specific ratings in this definition to reflect the ratings used by such substitute rating agency.


                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT

         (b) On any date of determination of the Applicable Margin for Eurodollar Rate Borrowings, if the sum of the "Facility A Commitment Usage" (as such term is defined in the Facility A Agreement) and the Principal Debt exceeds an amount equal to 331/3% (but less than 662/3%) of the Total Commitment, then the Applicable Margin for Eurodollar Rate Borrowings shall be increased by 0.100% (the "UTILIZATION FEE"); provided that, if the sum of the "Facility A Commitment Usage" (as such term is defined in the Facility A Agreement) and the Principal Debt equals or exceeds an amount equal to 662/3% of the Total Commitment, then such Utilization Fee shall be increased to 0.200%.

         ARRANGER means Banc of America Securities LLC, and its successors and assigns in its capacity as "Sole Lead Arranger" under the Loan Papers.

         AUTHORIZATIONS means all filings, recordings, and registrations with, and all validations or exemptions, approvals, orders, authorizations, consents, franchises, licenses, certificates, and permits from, any Governmental Authority (including, without limitation, the FCC and applicable PUCs), including without limitation, any of the foregoing authorizing or permitting the acquisition, construction, or operation of network facilities or any other telecommunications system.

         BANK OF AMERICA means Bank of America, N.A., in its individual capacity as a Lender and its successors and assigns.

         BASE RATE means, for any day, the rate per annum equal to the higher of
(a) the Federal Funds Rate for such day plus one-half of one percent (.5%) and
(b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

         BASE RATE BORROWING means a Borrowing bearing interest at the sum of the Base Rate plus the Applicable Margin for Base Rate Borrowings.

         BORROWER is defined in the preamble to this Agreement.

         BORROWING means any amount disbursed (a) by one or more Lenders to Borrower under the Loan Papers (whether under the Competitive Bid Subfacility, the Swing Line Subfacility, or otherwise), whether such amount constitutes an original disbursement of funds or the continuation of an amount outstanding, or
(b) by any Lender in accordance with, and to satisfy the obligations of any Restricted Company under, any Loan Paper.

         BORROWING DATE is defined in SECTION 2.7(A).

         BUSINESS DAY means (a) for all purposes, any day other than Saturday, Sunday, and any other day on which commercial banking institutions are required or authorized by Law to be closed in Dallas, Texas, or New York, New York and
(b) in addition to the foregoing, in respect of any Eurodollar Rate Borrowing, a day on which dealings in United States dollars are conducted in the London interbank market and commercial banks are open for international business in London.

         CAPITAL LEASE means any capital lease or sublease which should be capitalized on a balance sheet in accordance with GAAP.

         CLOSING DATE means the date upon which this Agreement has been executed by Borrower, Lenders, and Administrative Agent, and all conditions precedent specified in SECTION 5.1 have been satisfied or waived.


                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT

         CO-SYNDICATION AGENTS means Barclays Bank PLC, The Chase Manhattan Bank, Citibank, N.A., Morgan Guaranty Trust Company of New York, and Royal Bank of Canada.

         CODE means the Internal Revenue Code of 1986, as amended, together with rules and regulations promulgated thereunder.

         COMMITMENT means an amount (subject to availability, reduction, or cancellation as provided in this Agreement) equal to $7,000,000,000.

         COMMITMENT FEE is defined in SECTION 4.3.

         COMMITTED SUM means, on any date of determination for any Lender, the amount stated beside its name on the most recently amended SCHEDULE 2.1 to the Agreement (which amount is subject to availability, increase, reduction, or cancellation in accordance with this Agreement.)

         COMPETITIVE BID means an offer by a Lender to fund a Borrowing under the Competitive Bid Subfacility pursuant to SECTION 2.3.

         COMPETITIVE BID NOTE means a promissory note in substantially the form of EXHIBIT A-2 and all renewals and extensions of all or any part thereof.

         COMPETITIVE BID RATE means, as to any Competitive Bid made by a Lender pursuant to SECTION 2.3, (a) in the case of a Eurodollar Rate Borrowing, the margin which shall be added to or subtracted from the Adjusted Eurodollar Rate, and (b) in the case of a Fixed Rate Borrowing, the fixed rate of interest, in each case offered by the Lender making such Competitive Bid.

         COMPETITIVE BID REQUEST means a request for Competitive Bids made pursuant to SECTION 2.3(B) substantially in the form of EXHIBIT B-4.

         COMPETITIVE BID SUBFACILITY means a subfacility of this 364-Day Facility as described in and subject to the limitations of SECTION 2.3.

         COMPETITIVE BORROWING means any Borrowing under the Competitive Bid Subfacility.

         COMPLIANCE CERTIFICATE means a certificate signed by a Responsible Officer, substantially in the form of EXHIBIT D.

         CONSEQUENTIAL LOSS means any loss or expense which any Lender may reasonably incur in respect of a Eurodollar Rate Borrowing or a Fixed Rate Borrowing as a consequence of (a) any failure or refusal of Borrower (for any reasons whatsoever other than a default by Administrative Agent or a Lender) to accept or utilize such Borrowing after Borrower shall have requested it under this Agreement, or (b) any prepayment or payment of such Borrowing or conversion of such Borrowing to a Borrowing of another Type, in each case, prior to the last day of the Interest Period therefor.

         CONSOLIDATED COMPANIES means, at any date of determination thereof, Borrower and each of its Subsidiaries (including the Unrestricted Subsidiaries).

         CONSOLIDATED NET WORTH means, for any period, the consolidated stockholders' equity of the Restricted Companies as determined in accordance with GAAP.

         CURRENT FINANCIALS means, at the time of any determination thereof, the more recently delivered to Lenders of (a) the Financial Statements of Borrower for the fiscal year ended December 31, 1998, and the

                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT
three-month period ended March 31, 1999, calculated on a consolidated basis for Borrower and the Consolidated Companies; or (b) the Financial Statements required to be delivered under SECTION 7.3(A) or 7.3(B), as the case may be, calculated on a consolidated basis for the Consolidated Companies.

         DEBT means (without duplication), for any Person, the sum of the following: (a) all liabilities, obligations, and indebtedness of such Person which in accordance with GAAP should be classified upon such Person's balance sheet as liabilities in respect of (i) money borrowed, including, without limitation, the Principal Debt, (ii) obligations of such Person under Capital Leases, and (iii) obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations, and obligations under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (b) all obligations of the type referred to in CLAUSES (A)(I) through (A)(III) preceding of other Persons for the payment of which such Person is responsible or liable as obligor, guarantor, or otherwise; (c) all obligations of the type referred to in CLAUSES (A)(I) through CLAUSE (A)(III) and CLAUSE (B) preceding of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; (d) the face amount of all letters of credit and banker's acceptances issued for the account of such Person, and without duplication, all drafts drawn and unpaid thereunder; and (e) obligations arising under any Accounts Receivable Financing which in accordance with GAAP should be classified upon such Person's balance sheet as liabilities; provided, however, that Debt shall not include obligations of Borrower which are owed to a trust or other special purpose entity, all of whose common equity is beneficially owned by Borrower, so long as such obligations are held by such trusts or their representatives and are subordinate in right of payment to the Obligation.

         DEBTOR RELIEF LAWS means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, fraudulent transfer or conveyance, suspension of payments or similar Laws from time to time in effect affecting the Rights of creditors generally.

         DEFAULT is defined in SECTION 8.

         DEFAULT RATE means a per annum rate of interest equal from day to day to the lesser of (a) the sum of the Base Rate plus the Applicable Margin for Base Rate Borrowings plus 2% and (b) the Maximum Rate.

         DETERMINING LENDERS means for all purposes under the Loan Papers (i) on any date of determination occurring prior to the earlier of the Term Conversion Date or the Termination Date, those Lenders who collectively hold at least 51% of the Commitment; and (ii) on any date of determination occurring on or after the earlier of the Termination Date or the Term Conversion Date, those Lenders who collectively hold at least 51% of the Principal Debt.

         DISTRIBUTION for any Person means, with respect to any shares of any capital stock or other equity securities issued by such Person, (a) the retirement, redemption, purchase, or other acquisition for value of any such securities, (b) the declaration or payment of any dividend on or with respect to any such securities, and (c) any other payment by such Person with respect to such securities.

         DOLLARS and the symbol $ shall mean lawful money of the United States of America.

         ELIGIBLE ASSIGNEE means (a) a Lender; (b) an Affiliate of a Lender (so long as such assignment is not made in conjunction with the sale of such Affiliate); and (c) any other Person approved by Administrative Agent (which approval will not be unreasonably withheld or delayed by Administrative Agent) and, unless a Default has occurred and is continuing at the time any assignment is effected in accordance with SECTION 11.13, Borrower, such approval not to be unreasonably withheld or delayed by Borrower and such approval to be deemed given by Borrower if no objection is received by the assigning Lender and the Administrative Agent

                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT
from Borrower within five Business Days after notice of such proposed assignment has been provided by the assigning Lender to Borrower; provided, however, that neither Borrower nor any Affiliate of Borrower shall qualify as an Eligible Assignee.

         EMPLOYEE PLAN means an employee pension benefit plan covered by Title IV of ERISA and established or maintained by Borrower or any ERISA Affiliate, but not including any Multiemployer Plan.

         ENVIRONMENTAL LAW means any applicable Law that relates to (a) the condition or protection of air, groundwater, surface water, soil, or other environmental media, (b) the environment, including natural resources or any activity which affects the environment, (c) the regulation of any pollutants, contaminants, wastes, substances, and Hazardous Substances, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9601 et seq.) ("CERCLA"), the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.) ("RCRA"), the Clean Water Act (33 U.S.C. ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. ss. 136 et seq.), the Safe Drinking Water Act (42 U.S.C. ss. 201 and ss. 300f et seq.) and the Rivers and Harbors Act (33 U.S.C. ss. 401 et seq.), the Oil Pollution Act (33 U.S.C. ss. 2701 et seq.) and analogous state and local Laws, as any of the foregoing may have been and may be amended or supplemented from time to time, and any analogous future enacted or adopted Law, or (d) the Release or threatened Release of Hazardous Substances.

         ERISA means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and rulings thereunder.

         ERISA AFFILIATE means, with respect to Borrower or any of its Subsidiaries, any company, trade, or business (whether or not incorporated) which, for purposes of Title IV of ERISA, is a member of Borrower's controlled group or which is under common control with Borrower within the meaning of
Section 414(b), (c) or (m) of the Code.

         EURODOLLAR RATE means, for any Eurodollar Rate Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Dow Jones Markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Eurodollar Rate Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

         EURODOLLAR RATE BORROWING means, as the case may be, either (a) a Borrowing (other than a Competitive Borrowing) bearing interest at the sum of the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Rate Borrowings or (b) a Competitive Borrowing bearing interest at the sum of the Adjusted Eurodollar Rate plus or minus the margin indicated for such Competitive Borrowing in the related Competitive Bid.

         EXHIBIT means an exhibit to this Agreement unless otherwise specified.

         EXISTING AGREEMENT is defined in the Recitals to this Agreement.

         EXISTING 364-DAY LENDERS is defined in the Recitals of this Agreement.

                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT

         EXISTING DEBT means on any date of determination, (a) the secured and unsecured Debt of Borrower and its Restricted Subsidiaries existing on August 6, 1998 and described in PART A of SCHEDULE 7.12, (b) on and after September 14, 1998 (the "MCI Merger Date" under the Existing Agreement), the secured and unsecured Debt of MCI and its Subsidiaries existing on that date and described in PART B of SCHEDULE 7.12, and (c) renewals, extensions, and refinancings of any of the Existing Debt described in CLAUSES (A) and (B) to the extent that the principal amount under (or the maximum principal amount that may be borrowed under) such Existing Debt is not increased on or after the Closing Date.

         FACILITY A means the credit facility described in and subject to the limitations of the Facility A Agreement.

         FACILITY A AGREEMENT means the Amended and Restated Facility A Revolving Credit Agreement dated August 6, 1998, among Borrower, NationsBank, N.A., predecessor in interest to Bank of America, N.A., as "Administrative Agent" thereunder, and the lenders party thereto (as the same may be amended, modified, supplemented, or restated from time to time).

         FACILITY A COMMITMENT means an amount (subject to availability, reduction, or cancellation as provided in the Facility A Agreement) equal to $3,750,000,000.

         FCC means the Federal Communications Commission and any successor regulatory body.

         FEDERAL FUNDS RATE means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined (which determination shall be conclusive and binding, absent manifest error) by Administrative Agent to be equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent (in its individual capacity) on such day on such transactions as determined by the Administrative Agent (which determination shall be conclusive and binding, absent manifest error).

         FINANCIAL HEDGE means either (a) a swap, collar, floor, cap, or other contract which is intended to reduce or eliminate the risk of fluctuations in interest rates, or (b) a foreign exchange, currency hedging, commodity hedging, or other contract which is intended to reduce or eliminate the market risk of holding currency or a commodity in either the cash or futures markets, which Financial Hedge under either CLAUSE (A) or CLAUSE (B) is entered into by any Restricted Company with any Lender or an Affiliate of any Lender or any other Person under the Laws of a jurisdiction in which such contracts are legal and enforceable (except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity).

         FINANCIAL STATEMENTS means balance sheets, statements of operations, statements of shareholders' investments, and statements of cash flows prepared in accordance with GAAP, which statements of operations and statements of cash flows shall be in comparative form to the corresponding period of the preceding fiscal year, and which balance sheets and statements of shareholders' investments shall be in comparative form to the prior fiscal year-end figures.

         FIXED RATE BORROWING means any Competitive Borrowing made from a Lender pursuant to SECTION 2.3 based upon an actual percentage rate per annum offered by such Lender, expressed as a decimal (to no more than four decimal places) and accepted by Borrower.

                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT

         GAAP means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board which (a) with respect to the covenant contained in SECTION 7.22 (and, to the extent used in or relating to such covenant, any defined terms), are in effect on the date hereof, and (b) for all other purposes hereunder, are applicable from time to time.

         GOVERNMENTAL AUTHORITY means any (a) local, state, municipal, or federal judicial, executive, or legislative instrumentality, (b) private arbitration board or panel, or (c) central bank.

         GRANTING BANK has the meaning specified in SECTION 11.13(H).

         HAZARDOUS SUBSTANCE means (a) any substance that is designated, defined or classified as a hazardous waste, hazardous material, pollutant, contaminant or toxic or hazardous substance under any Environmental Law, including without limitation, any hazardous substance within the meaning of Section 101(14) of CERCLA, (b) petroleum, oil, gasoline, natural gas, fuel oil, motor oil, waste oil, diesel fuel, jet fuel, and other petroleum hydrocarbons, (c) regulated asbestos and asbestos-containing materials in any form, (d) polychlorinated biphenyls, or (e) urea formaldehyde foam.

         INDENTURES means any indentures or other agreements pursuant to which notes, debentures, bonds, or debt securities are issued by any Restricted Company, including, without limitation, the following: Indenture dated as of March 1, 1997, between Borrower and The Chase Manhattan Trust Company, N.A., as successor trustee; Indenture dated as of January 23, 1996 between MFS Communications Company, Inc. and IBJ Schroder Bank & Trust Co., as trustee; Indenture dated as of February 26, 1996, between Brooks Fiber Properties, Inc. and The Bank of New York, as trustee; and Indenture dated as of May 29, 1997, between Brooks Fiber Properties, Inc. and The Bank of New York, as trustee, Indenture dated as of October 15, 1989, between MCI and Citibank, N.A., as trustee; Indenture dated as of February 17, 1995, between MCI and Citibank, N.A., as trustee; and Junior Subordinated Indenture dated as of May 29, 1996, between MCI and Wilmington Trust Company, as trustee, in each case as the same have been or may be amended, modified, supplemented or restated from time to time.

         INTEREST PERIOD is determined in accordance with SECTION 3.9.

         LAWS means all applicable statutes, laws, treaties, ordinances, tariff requirements, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, or interpretations of any Governmental Authority.

         LENDERS means, on any date of determination, the financial institutions named on SCHEDULE 2.1 (as the same may be amended from time to time by Administrative Agent to reflect the assignments made in accordance with SECTION 11.13(C) of this Agreement), and subject to the terms and conditions of this Agreement, their respective successors and assigns, but not any Participant who is not otherwise a party to this Agreement.

         LIEN means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind, and any other Right of or arrangement with any creditor (other than under or relating to subordination or other intercreditor arrangements) to have its claim satisfied out of any property or assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

         LITIGATION means any action by or before any Governmental Authority.

         LOAN PAPERS means (a) this Agreement, certificates delivered pursuant to this Agreement, and Exhibits and Schedules hereto, (b) all agreements, documents, or instruments in favor of Agents or Lenders (or Administrative Agent on behalf of Lenders) delivered pursuant to this Agreement or otherwise delivered in

                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT
connection with all or any part of the Obligation, and (c) all renewals, extensions, or restatements of, or amendments or supplements to, any of the foregoing.

         MATERIAL ADVERSE EVENT means any set of one or more circumstances or events which, individually or collectively, could reasonably be expected to result in any (a) material impairment of the ability of any Restricted Company to perform any of its payment or other material obligations under the Loan Papers or the ability of Administrative Agent or any Lender to enforce any such obligations or any of their respective Rights under the Loan Papers, (b) material and adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Restricted Companies, in each case considered as a whole, or (c) material and adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Consolidated Companies, in each case considered as a whole. The phrase "could be a Material Adverse Event" (and any similar phrase herein) means that there is a material probability of such Material Adverse Event occurring, and the phrase "could not be a Material Adverse Event" (and any similar phrase herein) means that there is not a material probability of such Material Adverse Event occurring.

         MATERIAL SUBSIDIARY means, for purposes of SECTION 8.3, any Subsidiary of Borrower (or any group of Subsidiaries of Borrower) that individually or collectively own 10% or more of the book value of the consolidated assets of the Restricted Companies determined as of the date of, and with respect to, the Current Financials and the related Compliance Certificate.

         MAXIMUM AMOUNT and MAXIMUM RATE respectively mean, for each Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest which, under applicable Law, such Lender is permitted to contract for, charge, take, reserve, or receive on the Obligation.

         MCI means MCI Communications Corporation.

         MOODY'S means Moody's Investors Service, Inc. or any successor thereto.

         MULTIEMPLOYER PLAN means a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code to which any Restricted Company or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

         NOTES means, at the time of any determination thereof, all outstanding and unpaid Revolving Notes, Competitive Bid Notes, Term Notes, and the Swing Line Notes.

         NOTICE OF BORROWING is defined in SECTION 2.7(A).

         NOTICE OF CONVERSION is defined in SECTION 3.10.

         OBLIGATION means all present and future indebtedness, liabilities, and obligations, and all renewals and extensions thereof, or any part thereof, now or hereafter owed to any Agent, or any Lender by any Restricted Company arising from, by virtue of, or pursuant to any Loan Paper, together with all interest accruing thereon, fees, costs, and expenses (including, without limitation, all reasonable attorneys' fees and expenses incurred in the enforcement or collection thereof) payable under the Loan Papers.

         PARTICIPANT is defined in SECTION 11.13(E).

         PBGC means the Pension Benefit Guaranty Corporation, or any successor thereof, established pursuant to ERISA.

         PERCENTAGE PART means, at the time of any determination, the proportion which any Swing Line Lender's Swing Line Committed Sum bears to the Swing Line Commitment then in effect.

                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT

         PERMITTED SUCCESSOR CORPORATION means any corporation into which Borrower is merged or consolidated, so long as:

                  (a) immediately after giving effect to such merger or consolidation, the surviving corporation shall have then-effective ratings (or implied ratings) published by Moody's and S&P applicable to such surviving corporation's senior, unsecured, non-credit-enhanced, long term Debt, equal to or higher than BBB- by S&P, and Baa3 by Moody's;

                  (b) such surviving corporation shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, and shall expressly assume all of Borrower's obligations for the due and punctual payment of the Obligation and the performance or observance of the Loan Papers;

                  (c) immediately after giving effect to such merger or consolidation, no Default or Potential Default shall have occurred and be continuing;

                  (d) Borrower shall have delivered to Administrative Agent a certificate signed by a Responsible Officer of Borrower and a written opinion of counsel satisfactory to the Administrative Agent (and its counsel), each stating that such merger or consolidation complies with the requirements for a Permitted Successor Corporation and that all conditions precedent herein provided for relating to such merger or consolidation have been satisfied;

                  (e) No "Change of Control" (as described in SECTION 8.6) has occurred as a result of such merger or consolidation; and

                  (f) on and prior to the closing of any such merger or consolidation, such merger and consolidation shall have been approved and recommended by the Board of Directors of Borrower.

         PERSON means any individual, entity, or Governmental Authority.

         POTENTIAL DEFAULT means the occurrence of any event or existence of any circumstance which, with the giving of notice or lapse of time or both, would become a Default.

         PRIME RATE means the per annum rate of interest established from time to time by Bank of America, N.A. as its prime rate, which rate may not be the lowest rate of interest charged by Bank of America, N.A. to its customers.

         PRINCIPAL DEBT means, on any date of determination, the aggregate unpaid principal balance of all Borrowings under this Agreement.

         PRO RATA or PRO RATA PART means on any date of determination for any Lender, (a) at any time prior to the earlier of the Termination Date or the Term Conversion Date, the proportion that such Lender's Committed Sum bears to the Commitment, or (b) at any time on or after the earlier of the Termination Date or the Term Conversion Date, the proportion that the Principal Debt owed to such Lender bears to the Principal Debt owed to all Lenders; provided that with respect to any principal or interest payments on any Competitive Borrowing, Pro Rata or Pro Rata Part means the proportion that the outstanding principal amount or accrued and unpaid interest (as the case may be) owed to any Lender participating in such Competitive Borrowing bears to the total principal amount outstanding or accrued and unpaid interest (as the case may be) owed to all Lenders participating in such Competitive Borrowing.

         PUC means any state or local regulatory agency or Governmental Authority that exercises jurisdiction over the rates or services or the ownership, construction, or operation of network facilities or


                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT
telecommunications systems or over Persons who own, construct, or operate network facilities or telecommunications systems.

         QUOTED SWING LINE BORROWINGS has the meaning as defined in SECTION 2.2(A).

         QUOTED SWING LINE RATE has the meaning as defined in SECTION 2.2(A).

         RECEIVABLES means all Rights of any Consolidated Company (as a "Seller" under Receivables Documents) to payments (whether constituting accounts, chattel paper, instruments, general intangibles, or otherwise, and including the Right to payment of any interest or finance charges) with respect to dedicated telecommunications services provided by any such Consolidated Company to its customers between designated customer premises.

         RECEIVABLES DOCUMENTS means one or more receivables purchase agreements entered into by one or more Consolidated Companies and each other instrument, agreement, and document entered into by such Consolidated Companies evidencing Accounts Receivable Financings.

         RECEIVABLES PROGRAM ASSETS means (a) all Receivables in which undivided percentage interests are transferred by any Consolidated Company pursuant to the Receivables Documents, (b) all Receivables Related Assets with respect to the Receivables described in CLAUSE (A) of this definition, and (c) all collections (including recoveries) and other proceeds of the assets described in the foregoing clauses.

         RECEIVABLES RELATED ASSETS means (a) any Rights arising under the documentation governing or relating to Receivables (including Rights in respect of Liens securing such Receivables and other credit support in respect of such Receivables), (b) any proceeds of such Receivables and any lockboxes or accounts in which such proceeds are deposited, and (c) spread accounts and other similar accounts (and any amounts on deposit therein) established in connection with an Accounts Receivable Financing.

         RECEIVABLES SUBSIDIARY means a special purpose Wholly-owned Subsidiary created in connection with the transactions contemplated by an Accounts Receivable Financing, which Subsidiary engages in no activities, has no material liabilities, or owns no other assets, other than those incidental to such Accounts Receivable Financing.

         REGISTER is defined in SECTION 11.13(C).

         REGULATION D means Regulation D of the Board of Governors of the Federal Reserve System, as amended.

         REGULATION U means Regulation U of the Board of Governors of the Federal Reserve System, as amended.

         RELEASE means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposal, deposit, dispersal, migrating, or other movement into the air, ground, or surface water, or soil.

         REPORTABLE EVENT shall have the meaning specified in Section 4043 of ERISA or the regulations issued thereunder in connection with an Employee Plan, excluding events for which the notice requirement is waived under applicable PBGC regulations other than those events described in sections 4043.21, 4043.24 and 4043.28 of such regulations, including each such provision as it may subsequently be renumbered.

         REPRESENTATIVES means representatives, officers, directors, employees, attorneys, and agents.

                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT

         RESERVE REQUIREMENT means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against, in the case of Eurodollar Rate Borrowings, "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (b) any category of extensions of credit or other assets which include Eurodollar Rate Borrowings. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

         RESPONSIBLE OFFICER means the chairman, president, chief executive officer, chief financial officer, senior vice president, or treasurer of Borrower, or, for all purposes under the Loan Papers other than SECTION 8.6, any other officer designated from time to time by the Board of Directors of Borrower, which designated officer is acceptable to Administrative Agent.

         RESTRICTED COMPANIES, at any time of determination thereof, means Borrower and the Restricted Subsidiaries.

         RESTRICTED SUBSIDIARIES means each of the Subsidiaries of Borrower (other than the Unrestricted Subsidiaries).

         REVOLVING NOTE means a promissory note in substantially the form of EXHIBIT A-1, and all renewals and extensions of all or any part thereof.

         RIGHTS means rights, remedies, powers, privileges, and benefits.

         RIGHTS OF WAY means the easements, rights of way, and other rights entitling the Restricted Companies to own, use, operate, and maintain the network facilities.

         S&P means Standard & Poor's Rating Group, a division of McGraw Hill, Inc., a New York corporation.

         SPC has the meaning specified in SECTION 11.13(H).

         SCHEDULE means, unless specified otherwise, a schedule attached to this Agreement, as the same may be supplemented and modified from time to time in accordance with the terms of the Loan Papers.

         SOLVENT means, as to a Person, that (a) the aggregate fair market value of such Person's assets exceeds its liabilities (whether contingent, subordinated, unmatured, unliquidated, or otherwise), (b) such Person has sufficient cash flow to enable it to pay its Debts as they mature, and (c) such Person does not have unreasonably small capital to conduct such Person's businesses.

         SUBSIDIARY of any Person means any entity of which an aggregate of more than 50% (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by such Person.

         SWING LINE BORROWING means any Borrowing under the Swing Line Subfacility, including Alternate Rate Swing Line Borrowings and Quoted Swing Line Borrowings.

         SWING LINE COMMITMENT means an amount (subject to availability, reduction, or cancellation as herein provided) equal to $175,000,000.


                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT

         SWING LINE COMMITTED SUM means, on any date of determination for any Swing Line Lender, the amount stated beside its name on the most-recently amended SCHEDULE 2.2 to this Agreement (which amount is subject to availability, increase, reduction, or cancellation in accordance with this Agreement).

         SWING LINE LENDERS means, collectively, Bank of America, those Lenders listed on SCHEDULE 2.2, and any Lender designated by Borrower as a "Swing Line Lender" pursuant to and in accordance with SECTION 2.2(G), and their respective permitted successors and assigns.

         SWING LINE NOTE means a promissory note in substantially the form of EXHIBIT A-3, and all renewals and extensions of all or any part thereof.

         SWING LINE PRINCIPAL DEBT means, on any date of determination, that portion of the Principal Debt outstanding under the Swing Line Subfacility.

         SWING LINE SUBFACILITY means the subfacility under this 364-Day Facility described in, and subject to the limitations of, SECTION 2.2.

         TAXES means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon such Person, its income, or any of its properties, franchises, or assets.

         TERM CONVERSION DATE means the date upon which the Principal Debt is converted to a Term Loan in accordance with SECTION 2.5.

         TERM CONVERSION REQUEST is defined in SECTION 2.5(A).

         TERM LOAN means loans made by Lenders pursuant to SECTION 2.5.

         TERM LOAN MATURITY DATE has the meaning set forth in SECTION 2.5.

         TERM NOTE means a promissory note in substantially the form of EXHIBIT A-4, and all renewals and extensions of all or any part thereof.

         TERMINATION DATE means the earlier of (a) August 3, 2000, as such date may be extended pursuant to SECTION 2.4, and (b) the effective date of any other termination or cancellation of Lenders' Commitments to lend under, and in accordance with, this Agreement.

         TOTAL CAPITALIZATION means, on any date of determination, the sum of Total Debt and Consolidated Net Worth.

         TOTAL COMMITMENT means, on any date of determination, the sum of the Facility A Commitment and the Commitment.

         TOTAL DEBT means (without duplication) all Debt of the Restricted Companies; provided that, in determining "Total Debt," Debt arising under the 8.00% Junior Subordinated Deferrable Interest Debentures (the "DEBENTURES") issued by MCI pursuant to Supplemental Indenture No. 1 to the Junior Subordinated Indenture dated as of May 29, 1996, between MCI and Wilmington Trust Company, as Trustee (as the same have been or may be amended, modified, supplemented, or restated, but not increased from time to time) shall not be included, so long as no "Event of Default" under such Debentures or the related Indenture has occurred and is continuing on any date of determination.

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         TYPE means any type of Borrowing determined with respect to the interest option applicable thereto.

         UNREFUNDED SWING LINE BORROWINGS has the meaning set forth in SECTION 2.2(D).

         UNRESTRICTED SUBSIDIARIES, at any time of determination thereof, shall mean (a) the Receivables Subsidiary and (b) any Subsidiary of Borrower designated as an "Unrestricted Subsidiary" from time to time in accordance with
SECTION 7.21. UNRESTRICTED SUBSIDIARY, at any time of determination, shall mean any of the Unrestricted Subsidiaries.

         UTILIZATION FEE has the meaning set forth in CLAUSE (B) of the definition of "Applicable Margin" in this SECTION 1.1.

         VOTING STOCK shall mean securities (as such term is defined in Section 2(1) of the Securities Act of 1933, as amended) of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         WHOLLY-OWNED when used in connection with any Subsidiary shall mean a Subsidiary of which all of the issued and outstanding shares of stock (except shares required as directors' qualifying shares) shall be owned by Borrower or one or more of its Wholly-owned Subsidiaries.

         1.2 Number and Gender of Words; Other References. Unless otherwise specified, in the Loan Papers (a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender, (b) heading and caption references may not be construed in interpreting provisions,
(c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Paper in which they are used, (e) references to "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy transmissions,
(f) references to "including" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Papers, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and (j) references to any Loan Paper or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

         1.3 Accounting Principles. All accounting and financial terms used in the Loan Papers and the compliance with each financial covenant therein shall be determined in accordance with GAAP, and, all accounting principles shall be applied on a consistent basis so that the accounting principles in a current period are comparable in all material respects to those applied during the preceding comparable period.

SECTION 2         BORROWING PROVISIONS.

         2.1      The Facility.

                  (a) Subject to and in reliance upon the terms, conditions, representations, and warranties in the Loan Papers, each Lender severally and not jointly agrees to lend to Borrower such Lender's Pro Rata Part of one or more Borrowings under this Agreement not to exceed such Lender's Committed Sum under this Agreement, which, subject to the Loan Papers, Borrower may borrow, repay, and reborrow under this Agreement; provided that (i) each such Borrowing must occur on a Business Day and no later than the Business Day immediately preceding the Termination Date; (ii) each such Borrowing shall be in an amount not less than (A) $5,000,000 or a greater integral multiple of


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         $1,000,000 (if a Base Rate Borrowing), (B) $10,000,000 or a greater integral multiple of $1,000,000 (if a Eurodollar Rate Borrowing), (C) $5,000,000 or a greater integral multiple of $1,000,000 (if a Competitive Borrowing), or (D) $1,000,000 or an integral multiple of $250,000 if in excess thereof (if a Swing Line Borrowing); and (iii) on any date of determination, the Principal Debt shall never exceed the Commitment.

                  (b) On the Closing Date, this Agreement amends and restates the Existing Agreement; provided, however, that the execution and delivery of this Agreement and the other Loan Papers shall not in any circumstances be deemed to have terminated, extinguished, or discharged the Debt (if any) under the Existing Agreement all of which Debt (if any) shall continue under and be governed by this Agreement and the other Loan Papers. On the Effective Date, each Lender shall advance its respective Pro Rata Share of the first Borrowing (if any), which may be netted against its outstandings under the Existing Agreement and shall be used to repay all outstanding Debt (if any) under the Existing Agreement due the Existing 364-Day Lenders which are not Lenders under this Agreement.

                  (c) Lenders hereby agree among themselves (and Borrower hereby consents to such agreement) that, concurrently with the Closing Date, there shall be deemed to have occurred assignments and assumptions with respect to the Obligation, liens, rights, and obligations under this Agreement and the other Loan Papers (including, without limitation, the Commitment and the Principal Debt) such that, after giving effect to such assignments and assumptions, the Lender's Committed Sum and the Commitment percentage are as stated on SCHEDULE 2.1, and the Lenders hereby make such assignments and assumptions. The Lenders shall make all appropriate payments and adjustments among themselves to effectuate the appropriate purchase price for and other amounts payable with respect to such assignments and assumptions.

         2.2      Swing Line Subfacility.

                  (a) Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Swing Line Lender agrees, severally and not jointly, on and after the Closing Date and until the earlier of the Business Day immediately preceding the Termination Date or the termination of the Swing Line Committed Sum of such Swing Line Lender, (i) to make available to Borrower requested Swing Line Borrowings ("QUOTED SWING LINE BORROWINGS") on the basis of quoted interest rates (each, a "QUOTED SWING LINE RATE") furnished by such Swing Line Lender from time to time in its discretion to Borrower (through Administrative Agent) and accepted by Borrower in its discretion and (ii) to lend to Borrower such Swing Line Lender's Percentage Part of any requested Swing Line Borrowing ("ALTERNATE RATE SWING LINE BORROWINGS"), bearing interest at a rate equal to the Alternate Rate; provided that, (A) the aggregate Swing Line Principal Debt outstanding on any date of determination shall not exceed the Swing Line Commitment; (B) on any date of determination, the Principal Debt shall never exceed the Commitment; (C) at the time of such Swing Line Borrowing, no Default or Potential Default shall have occurred and be continuing; (D) no Swing Line Borrowing may be made on any date on which a Borrowing under this Agreement pursuant to SECTION 2.1 is being made; (E) no additional Swing Line Borrowings shall be made at any time after any Lender has refused, notwithstanding the requirements of SECTIONS 2.2(C) and (D), to either fund a Borrowing under this Agreement or to purchase a participation in the Swing Line Principal Debt as required in such Sections (such unavailability of the Swing Line Subfacility shall continue until such funding or purchase shall occur or until the Swing Line Principal Debt has been repaid); and (F) at any time after Lenders are deemed to have purchased a participation in any Unrefunded Swing Line Borrowing pursuant to SECTION 2.2(d), such Unrefunded Swing Line Borrowings shall bear interest at the Default Rate. On any date of determination, (i) as a result of Quoted Swing Line Borrowings, the Swing Line Principal Debt owed to any Swing Line Lender may exceed such Swing Line Lender's Swing Line Committed Sum and
         (ii) as a result of Swing Line Borrowings, the Principal Debt owed to any Swing Line Lender may exceed its Commitment. Each


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         Quoted Swing Line Borrowing shall be made only by the Swing Line Lender furnishing the relevant Quoted Swing Line Rate. Each Alternate Rate Swing Line Borrowing shall be made by all Swing Line Lenders ratably in accordance with their respective Percentage Parts. Swing Line
         Borrowings shall be made in a minimum aggregate principal amount of $1,000,000 or an integral multiple of $250,000 if in excess thereof (or an aggregate principal amount equal to the remaining balance of the available Swing Line Commitment). Each Swing Line Lender shall make the portion of each Swing Line Borrowing to be made by it available to Borrower by means of a credit to the general deposit account of Borrower with Administrative Agent or by a wire transfer, at the expense of Borrower, to an account designated in writing by Borrower, in each case by 2:30 p.m, Dallas, Texas time, on the date such Swing Line Borrowing is requested to be made pursuant to SECTION 2.2(B) below, in immediately available funds. Borrower may borrow, prepay, and reborrow Swing Line Borrowings on or after the Closing Date and prior to the Termination Date (or such earlier date on which the Swing Line Commitment shall terminate in accordance herewith) on the terms and subject to the conditions and limitations set forth herein.

                  (b) Borrowings under the Swing Line Subfacility shall be subject to those terms and conditions applicable to Borrowings as set forth in SECTIONS 5.2(C), (D), (E), and (F). Borrower shall give Administrative Agent telephonic, written, or telecopy notice substantially in the form of EXHIBIT B-7 (provided that, in the case of telephonic notice, such notice shall be promptly confirmed by telecopy) no later than 1:30 p.m., Dallas, Texas time (or, in the case of a proposed Quoted Swing Line Borrowing, 11:00 a.m., Dallas, Texas time), on the day of a proposed Swing Line Borrowing. Such notice shall be delivered on a Business Day, shall be irrevocable (subject, in the case of Quoted Swing Line Borrowings, to receipt by Borrower of Quoted Swing Line Rates acceptable to it) and shall refer to this Agreement and shall specify the requested Borrowing Date (which shall be a Business
         Day) and the amount of such requested Swing Line Borrowing. Administrative Agent shall promptly advise the Swing Line Lenders of any notice received from Borrower pursuant to this SECTION 2.2(B). In the event that Borrower accepts a Quoted Swing Line Rate in respect of a requested Quoted Swing Line Borrowing, Borrower shall notify Administrative Agent (which shall in turn notify the relevant Swing Line Lender) of such acceptance no later than 1:30 p.m., Dallas, Texas time, on the relevant Borrowing Date.

                  (c) Upon the occurrence of a Default or in the event that any Swing Line Borrowing shall be outstanding for more than five Business Days, Administrative Agent shall, on behalf of Borrower (which hereby irrevocably directs and authorizes Administrative Agent to act on its behalf), request a Base Rate Borrowing from the Lenders, including the Swing Line Lenders (and each Lender shall fund its Pro Rata Part of), in an amount sufficient to repay the Swing Line Principal Debt outstanding under such Swing Line Borrowing; provided that, such Borrowings under this Agreement shall be made notwithstanding Borrower's noncompliance with SECTION 5.2. Each Lender will remit its Pro Rata Part of such Borrowing to Administrative Agent for the account of the Swing Line Lenders at the office of Administrative Agent prior to 12:00 Noon, Dallas, Texas time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Borrowings under this Agreement shall be immediately applied to repay such Swing Line Borrowing.

                  (d) If, for any reason, Borrowings under this Agreement may not be (as determined by Administrative Agent in its sole discretion), or are not, made pursuant to SECTION 2.2(C) to repay any Swing Line Borrowing as required by such Section, then, effective on the date such Borrowing under this Agreement would otherwise have been made, each Lender severally, unconditionally, and irrevocably agrees that it shall be deemed to have purchased an undivided participating interest in such Swing Line Borrowings ("UNREFUNDED SWING LINE BORROWINGS") to the extent of such Lender's Pro Rata Part thereof. Each Lender shall fund a Borrowing under this Agreement or a participation in the Unrefunded Swing Line Borrowings no later than the close of business on the date notice of such funding requirement is given by Administrative Agent if such notice was given prior to 12:00 noon,


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


         Dallas, Texas time, on any Business Day, or if made at any other time, on the next Business Day following the date of such notice. All such amounts payable by any Lender under this SECTION 2.2(D) shall include interest thereon from the date on which such payment is payable by such Lender to, but not including, the date such amount is paid by such Lender to Administrative Agent, at the Federal Funds Rate. If such Lender does not promptly pay such amount upon Administrative Agent's demand therefor, and until such time as such Lender makes the required payment, each Swing Line Lender shall be deemed to continue to have outstanding its ratable portion of the Swing Line Principal Debt in the amount of such unpaid obligation. Each payment by Borrower of all or any part of any Swing Line Borrowings shall be paid to Administrative Agent for the benefit of the applicable Swing Line Lender (in the case of a Quoted Swing Line Borrowing) or (in the case of Alternate Rate Swing Line Borrowings) for the benefit of the Swing Line Lenders and those Lenders who hold funded participations in such Unrefunded Swing Line Borrowings under this SECTION 2.2(D); provided that, with respect to any such participation, all interest on the Swing Line Principal Debt to which such participation relates, accruing prior to the date of funding such participation, shall be payable solely to Administrative Agent for the account of the Swing Line Lenders (and all Lenders holding funded participations in any Unrefunded Swing Line Borrowing prior to such date). Subject to SECTION 3.12, any Lender holding a participation in any Unrefunded Swing Line Borrowing may exercise any and all Rights of banker's lien, setoff, or counterclaim with respect to any and all moneys owing by Borrower to such Lender by reason thereof as fully as if such Lender had extended such Borrowing under this Agreement directly to Borrower in the amount of such participation.

                  (e) Whenever, at any time after any Swing Line Lender has received from any Lender such Lender's participating interest in any Swing Line Borrowing, such Swing Line Lender receives any payment on account thereof, such Swing Line Lender will promptly distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment received by such Swing Line Lender is required to be returned, such Lender will return to such Swing Line Lender any portion thereof previously distributed by such Swing Line Lender to it.

                  (f) Notwithstanding anything to the contrary in this Agreement, each Lender's obligation to fund the Borrowings referred to in SECTION 2.2(C) and to purchase and fund participating interests pursuant to SECTION 2.2(D) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense, or other right which such Lender or Borrower may have against any Swing Line Lender, Borrower, or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Potential Default or a Default or the failure to satisfy any of the conditions specified in SECTION 5;
         (iii) any adverse change in the condition (financial or otherwise) of Borrower or any of its Subsidiaries; (iv) any breach of this Agreement by Borrower or any Lender; or (v) any other circumstance, happening, or event whatsoever, whether or not similar to any of the foregoing.

                  (g) Upon written or telecopy notice to the Swing Line Lenders and to Administrative Agent, Borrower may at any time terminate, or from time to time reduce in part or increase (with the approval of the relevant Swing Line Lender), the Swing Line Committed Sum of any Swing Line Lender, so long as the Swing Line Commitment is not increased. At any time when there shall be fewer than seven Swing Line Lenders, Borrower may appoint from among the Lenders a new Swing Line Lender, subject to the prior consent of such new Swing Line Lender and prior notice to Administrative Agent, so long as at no time shall there be more than seven Swing Line Lenders. Notwithstanding anything to the contrary in this Agreement, (i) if any Alternate Rate Swing Line Borrowings shall be outstanding at the time of any termination, reduction, increase, or appointment pursuant to the preceding two sentences, Borrower shall on the date thereof prepay or borrow Alternate Rate Swing Line Borrowings to the extent necessary to ensure that at all times the


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


         outstanding Alternate Rate Swing Line Borrowings held by the Swing Line Lenders shall be ratable according to the respective Swing Line Committed Sums of the Swing Line Lenders and (ii) in no event may the aggregate Swing Line Committed Sums of the Swing Line Lenders exceed the Swing Line Commitment then in effect. On the date of any termination or reduction of Swing Line Committed Sums pursuant to this
         SECTION 2.2(G), Borrower shall pay or prepay so much of the Swing Line Principal Debt as shall be necessary in order that, after giving effect to such termination or reduction, (i) the aggregate outstanding principal amount of the Alternate Rate Swing Line Borrowings of any Swing Line Lender will not exceed the Swing Line Committed Sum of such Swing Line Lender and (ii) the aggregate outstanding principal amount of all Swing Line Borrowings will not exceed the Swing Line Commitment then in effect.

                  (h) Borrower may prepay any Swing Line Borrowing in whole or in part at any time without premium or penalty; provided that, Borrower shall have given the Administrative Agent written or telecopy notice (or telephone notice promptly confirmed in writing or by telecopy) of such prepayment not later than 9:30 a.m., Dallas, Texas time, on the Business Day designated by Borrower for such prepayment; and provided further that, each partial prepayment shall be in a minimum principal amount of $1,000,000 or an integral multiple of $250,000 if in excess thereof. Each notice of prepayment under this SECTION 2.2(H) shall specify the prepayment date and the principal amount of each Swing Line Borrowing (or portion thereof) to be prepaid, shall be irrevocable, and shall commit Borrower to prepay such Swing Line Borrowing (or portion thereof) by the amount stated therein on the date stated therein. All accrued interest on Swing Line Borrowings is payable quarterly in arrears. Each payment of principal of or interest on Alternate Rate Swing Line Borrowings shall be allocated, as between the Swing Line Lenders, ratably in accordance with their respective Swing Line Committed Sums.

         2.3      Competitive Bid Subfacility.

                  (a) In addition to Borrowings under this Agreement otherwise provided for herein, but subject to the terms and conditions of the Loan Papers, Borrower may, as set forth in this SECTION 2.3, request Lenders to make offers to make Competitive Borrowings under this Agreement. Lenders may, but shall have no obligation to, make any such offers, and Borrower may, but shall have no obligation to, accept any such offers. Any Competitive Borrowings made available to Borrower hereunder shall be subject, however, to the conditions that (i) on any date of determination: the aggregate principal outstanding under all Competitive Borrowings under this Agreement made by all Lenders shall not exceed the Commitment then in effect; (ii) on any date of determination, the Principal Debt shall not exceed the Commitment; and
         (iii) each Borrowing under the Competitive Bid Subfacility in respect of this Agreement must occur on a Business Day and prior to the Business Day immediately preceding the Termination Date.

                  (b) In order to request Competitive Bids, Borrower shall deliver a Competitive Bid Request to Administrative Agent (i) not later than 10:00 a.m. Dallas, Texas time on the fourth Business Day preceding the Borrowing Date for any requested Competitive Borrowing that will be comprised of Eurodollar Rate Borrowings, or (ii) not later than 10:00 a.m. Dallas, Texas time one Business Day before the Borrowing Date for any requested Competitive Borrowing that will be comprised of Fixed Rate Borrowings. A Competitive Bid Request that does not conform substantially to the format of EXHIBIT B-4 may be rejected by Administrative Agent, and Administrative Agent shall promptly notify Borrower of such rejection. Each Competitive Bid Request shall refer to this Agreement and shall specify (i) whether the Competitive Borrowing then being requested will be comprised of Eurodollar Rate Borrowings or Fixed Rate Borrowings, (ii) the Borrowing Date of such Competitive Borrowing (which shall be a Business Day) and the aggregate principal amount thereof (which shall not be less than $5,000,000 or a greater integral multiple of $1,000,000), and (iii) the Interest Period with respect thereto (which may not be more than six months and which may not


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         extend beyond the Termination Date). Promptly after its receipt of a
         Competitive Bid Request that is not rejected as aforesaid, Administrative Agent shall notify Lenders of the Competitive Bid Request on a form substantially similar to EXHIBIT B-5 hereto, pursuant to which the Lenders are invited to bid, subject to the terms and conditions of this Agreement, to make Competitive Borrowings pursuant to such Competitive Bid Request. Notwithstanding the foregoing, Administrative Agent shall have no obligation to invite any Lender to make a Competitive Bid pursuant to this SECTION 2.3 until such Lender has delivered a completed Administrative Questionnaire to Administrative Agent.

                  (c) Each Lender may make one or more Competitive Bids to Borrower responsive to each respective Competitive Bid Request. Each Competitive Bid by a Lender must be received by Administrative Agent substantially in the form of EXHIBIT B-6, (i) no later than 11:00 a.m. Dallas, Texas time on the third Business Day preceding the Borrowing Date for any requested Competitive Borrowing that will be comprised of Eurodollar Rate Borrowings, or (ii) prior to 10:00 a.m. Dallas, Texas time on the Borrowing Date for any requested Competitive Borrowing that will be comprised of Fixed Rate Borrowings. Competitive Bids that do not conform substantially to the format of EXHIBIT B-6 may be rejected by Administrative Agent after conferring with, and upon the instruction of, Borrower, and Administrative Agent shall notify the appropriate Lender of such rejection as soon as practicable. Each Competitive Bid shall refer to this Agreement and shall (x) specify the principal amount (which shall be in a minimum principal amount of $5,000,000 or a greater integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by Borrower and may exceed such Lender's Committed Sum under this Agreement, subject to the limitations set forth in SECTION 2.3(A) hereof) of the Competitive Borrowing such Lender is willing to make to Borrower, (y) specify the Competitive Bid Rate at which such Lender is prepared to make its Competitive Borrowing, and (z) confirm the Interest Period with respect thereto specified by Borrower in its Competitive Bid Request. A Competitive Bid submitted by a Lender pursuant to this SECTION 2.3(C) shall be irrevocable.

                  (d) Administrative Agent shall promptly notify Borrower of all Competitive Bids made and the Competitive Bid Rate and the principal amount of each Competitive Borrowing in respect of which a Competitive Bid was made and the identity of the Lender that made each bid.

                  (e) Borrower may, subject only to the provisions of this
         SECTION 2.3(E), accept or reject any or all of the Competitive Bids for this Agreement referred to in SECTION 2.3(C); provided, however, that the aggregate amount of the Competitive Bids so accepted by Borrower may not exceed the principal amount of the Competitive Borrowing requested by Borrower (subject to the further limitations of SECTION 2.3(A) hereof). Borrower shall notify Administrative Agent whether and to what extent it has decided to accept or reject any or all of the bids referred to in SECTION 2.3(C), (i) not later than 10:45 a.m. Dallas, Texas time three Business Days before the Borrowing Date specified for a proposed Competitive Borrowing that is deemed a Eurodollar Rate Borrowing or (ii) not later than 11:00 a.m., Dallas, Texas time on the day specified for a proposed Competitive Borrowing that is deemed a Fixed Rate Borrowing; provided, however, that (w) the failure by Borrower to give such notice shall be deemed to be a rejection of all the bids referred to in SECTION 2.3(C), (x) Borrower shall not accept a bid under this Agreement in the same or lower principal amount made at a particular Competitive Bid Rate if Borrower has decided to reject a bid made at a lower Competitive Bid Rate, (y) if Borrower shall accept bids made at a particular Competitive Bid Rate but shall be restricted by other conditions hereof from borrowing the principal amount of the Competitive Borrowing in respect of which bids at such Competitive Bid Rate have been made, then Borrower shall accept a ratable portion of each bid made at such Competitive Bid Rate based as nearly as possible on the respective principal amounts of the Competitive Borrowing for which such bids were made, and (z) no bid shall be accepted for a Competitive Borrowing under this Agreement unless the aggregate principal amount to be funded pursuant to all accepted bids under this Agreement shall be in a minimum amount of $5,000,000 or a greater integral multiple of $1,000,000 for each respective Lender whose bid is


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


         accepted. Notwithstanding the foregoing, if it is necessary for Borrower to accept a ratable allocation of the bids for this Agreement made in response to a Competitive Bid Request (whether pursuant to the events specified in CLAUSE (Y) above or otherwise) and the available principal amount of the Competitive Borrowing to be allocated among the Lenders submitting Competitive Bids is not sufficient to enable Competitive Borrowings to be allocated to each such Lender in a minimum principal amount of $5,000,000 or a greater integral multiple of $1,000,000, then Borrower shall select the Lenders to be allocated such Competitive Borrowings and shall round allocations up or down to the next higher or lower multiple of $500,000 as it shall deem appropriate. A notice given by Borrower pursuant to this SECTION 2.3(E) shall be irrevocable.

                  (f) Administrative Agent shall promptly notify each bidding Lender whether or not its Competitive Bid has been accepted (which notice to those Lenders whose Competitive Bids have been accepted will be given within one hour from the time such bid was accepted by Borrower and shall further indicate in what amount and at what Competitive Bid Rate), and each successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to advance the Competitive Borrowing in respect of which its bid has been accepted. After completing the notifications referred to in the immediately preceding sentence, Administrative Agent shall notify each bidding Lender of the aggregate principal amount of all Competitive Bids under this Agreement accepted for and the range of Competitive Bid Rates submitted in connection with that Competitive Borrowing.

                  (g) If Administrative Agent shall at any time elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such bid directly to Borrower one-half hour earlier than the latest time at which the other Lenders are required to submit their bids to Administrative Agent pursuant to SECTION 2.3(C).

                  (h) Each Competitive Borrowing shall be due and payable on the last day of the applicable Interest Period; provided that if Borrower fails to repay any Competitive Borrowing on such day, Borrower shall be deemed to have given a Notice of Borrowing requesting the Lenders to make a Base Rate Borrowing under this Agreement in the amount of such Competitive Borrowing, subject to satisfaction of the conditions specified in SECTIONS 2.1 and 5.2; provided that failure to repay such Competitive Borrowing on the last day of the applicable Interest Period shall not constitute a failure to satisfy such conditions.

         2.4      Optional Renewal of Commitments.

                  (a) Optional Renewal Procedures. Borrower may request that the Termination Date be extended for all or a portion of the Commitment to a date which is no later than the 364th day after the then-current Termination Date; provided that, (i) any such extension request shall be made in writing (an "EXTENSION REQUEST") by Borrower and delivered to Administrative Agent no more than 60 days prior to (but no later than 30 days prior to) the then-current Termination Date; (ii) no more than one such Extension Request may be made by Borrower; and (iii) no Extension Request may be made after the Term Conversion Date or which would have the effect of extending the Termination Date to a date later than the last day of the second 364-day period following the Closing Date. Promptly upon receipt of an Extension Request, Administrative Agent shall notify Lenders of such request.

                           (i) Lenders' Response to Extension Request. Lenders
                  may, at their option, accept or reject such Extension Request by giving written notice to Administrative Agent delivered no earlier than 30 days prior to (but no later than 25 days prior to) the then-effective Termination Date (such 25th day being the "RESPONSE DATE"). If any Lender shall fail to give such notice to Administrative Agent by the Response Date, such Lender shall be deemed to


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


                  have rejected the requested extension. If the Extension Request is not consented to by Determining Lenders by the Response Date, the Extension Request will be rejected, and this Commitment will terminate on the then-effective Termination Date (unless prior to such Termination Date, Borrower elects to convert the Principal Debt, or a portion thereof, in accordance with SECTION 2.5 hereof). If Determining Lenders consent to the Extension Request by the Response Date, the Termination Date for those Lenders consenting to the extension (for purposes of this SECTION 2.4(A), the "ACCEPTING LENDERS") shall be automatically extended to the date which is the 364th day after the then-current Termination Date; provided that (i) the Termination Date may never be extended on any one date for a period greater than 364 days; and (ii) no more than one such 364-day extension of the Termination Date may be granted by Determining Lenders.

                           (ii) Additional Procedures to Extend the Rejected
                  Amount. If the Extension Request is consented to by Determining Lenders, but fewer than all Lenders (any Lender not consenting to the Extension Request being referred to in this SECTION 2.4(A) as a "REJECTING LENDER"), then Administrative Agent shall, within 48 hours of making such determination, notify the Accepting Lenders and Borrower of the aggregate Committed Sums held by the Rejecting Lenders (as used in this SECTION 2.4(A), the "REJECTED AMOUNT"). Each Accepting Lender shall have the Right, but not the obligation, to elect to increase its respective Committed Sum by an amount not to exceed the Rejected Amount, which election shall be made by notice from each Accepting Lender to the Administrative Agent given not later than ten days after the date notified by Administrative Agent, specifying the amount of such proposed increase in such Accepting Lender's Committed Sum. If the aggregate amount of the proposed increases in the Committed Sums of all Accepting Lenders making such an election does not equal or exceed the Rejected Amount, then Borrower shall have the Right to add one or more financial institutions (which are not Rejecting Lenders and which are Eligible Assignees) as Lenders (as used in this SECTION 2.4(A), a "PURCHASING LENDER") to replace such Rejecting Lenders, which Purchasing Lenders shall have aggregate Committed Sums not greater than those of the Rejecting Lenders (less any increases in the Committed Sums of Accepting Lenders, as described in the following CLAUSE (III)). The transfer of Committed Sums and outstanding Borrowings from Rejecting Lenders to Purchasing Lenders or Accepting Lenders shall take place on the effective date of, and pursuant to the execution, delivery, and acceptance of, Assignment and Acceptance Agreements in accordance with the procedures set forth in SECTION 11.13(B).

                           (iii) Adjustments to, and Terminations of,
                  Commitments.

                                    (A) If less than 100% (but more than 51%) of
                           the Commitment is extended (whether by virtue of Borrower's failure to request an extension of the full Commitment or by virtue of any Lender not consenting to any Extension Request), then the Commitment shall automatically be reduced on the Termination Date on which the applicable approved extension is effective by an amount equal to (as the case may be) (i) the portion of the Commitment not requested to be extended by Borrower in its Extension Request (which terminated portion of the Commitment shall be allocated Pro Rata among the Lenders) or
                           (ii) the amount of the Rejected Amount (to the extent not replaced by Accepting Lenders or Purchasing Lenders pursuant to the procedures set forth in the foregoing SECTION 2.4(A)(II)). Each Rejecting Lender shall have no further obligation or Committed Sum following the Termination Date on which the applicable approved extension is effective, other than any obligation accruing prior to such date as provided herein.


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


                                    (B) If the aggregate amount of the proposed
                           increases in the Committed Sums of all Accepting Lenders making an election to increase their respective Committed Sums is in excess of the Rejected Amount, then (i) the Rejected Amount shall be allocated pro rata among such Accepting Lenders based on the respective amounts of the proposed increases to Committed Sums elected by such Accepting Lenders; and (ii) the respective Committed Sums of each such Accepting Lender shall be increased by the respective amount allocated pursuant to CLAUSE (I) of this SECTION 2.4(A)(III)(B), such that, after giving effect to the approved extensions and all such terminations and increases, no reduction will occur in the aggregate amount of the Commitment.

                                    (C) If the aggregate amount of the proposed
                           increases to the Committed Sums of all Accepting Lenders making such an election to so increase their respective Committed Sums equals the Rejected Amount, then the respective Committed Sums of such Accepting Lenders shall be increased by the respective amounts of their proposed increases, such that, after giving effect to the approved extensions and all such terminations and increases, no reduction will occur in the aggregate amount of the Commitment.

                                    (D) If the aggregate amount of the proposed
                           increases to the Committed Sums of all Accepting Lenders making such an election is less than the Rejected Amount, then (i) the respective Committed Sums of each such Accepting Lender shall be increased by the respective amount of its proposed increase; and (ii) the amount of the Commitment shall be reduced by the amount of the Rejected Amount (to the extent not replaced by the Accepting Lenders or the Purchasing Lenders, if any).

                  (b) No Obligation to Renew. Borrower acknowledges that (i) neither Administrative Agent nor any Lender has made any representations to Borrower regarding its intent to agree to any extensions set forth in this Section, (ii) neither Administrative Agent nor any Lender shall have any obligation to extend the Commitment (or any portion thereof), and (iii) Administrative Agent's and Lenders' agreement to one or more extensions shall not commit Administrative Agent or the Lenders to any additional extensions.

         2.5 Conversion to Term Loans. Borrower shall have the option to convert up to $4,000,000,000 of the Principal Debt outstanding on the Termination Date (after giving effect to any loan repayments on or prior to the Termination Date) to a Term Loan maturing no later than one year after the Term Conversion Date (the "TERM LOAN MATURITY DATE"); provided, however, that no Term Loan Conversion may be made on any date on which all or any portion of the Commitment is available to be borrowed as revolving Borrowings under the 364-Day Facility. Such Term Loan conversion is subject to and on the terms and conditions set forth below:

                  (a) No sooner than 90 days (and not later than 10 days) preceding the Termination Date, Borrower shall deliver to Administrative Agent a Term Conversion Request in substantially the form of EXHIBIT B-3 (a "TERM CONVERSION REQUEST"), which, among other things, shall (i) specify Borrower's election to make such conversion to a Term Loan, and (ii) specify the Type of Borrowing or Borrowings to which the Principal Debt shall be converted and the Interest Periods therefor (if applicable) on the Term Conversion Date; and

                  (b) No Default or Potential Default shall exist on either the date such Term Conversion Request is delivered or on the Term Conversion Date; and no Default or Potential Default shall exist after giving effect to the Term Loan conversion.


                                          AMENDED AND RESTATED 364-DAY REVOLVING
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


         2.6 Termination of Commitments. (a) Without premium or penalty, and upon giving not less than three (3) Business Days prior written and irrevocable notice to Administrative Agent, Borrower may permanently terminate in whole or in part the unused portion of the Commitment; provided that: (a) each partial termination shall be in an amount of not less than $5,000,000 or a greater integral multiple of $1,000,000; (b) the amount of the Commitment may not be reduced below the Principal Debt then outstanding; and (c) each reduction shall be allocated Pro Rata among the Lenders in accordance with their respective Pro Rata Parts. Promptly after receipt of such notice of termination or reduction, Administrative Agent shall notify each Lender of the proposed cancellation or reduction. Such termination or partial reduction of the Commitment shall be effective on the Business Day specified in Borrower's notice (which date must be at least three (3) Business Days after Borrower's delivery of such notice). In the event that the Commitment is reduced to zero at a time when there is no outstanding Principal Debt, this Agreement shall be terminated to the extent specified in SECTION 11.14, and all commitment fees and other fees then earned and unpaid hereunder and all other amounts of the Obligation relating to this Agreement then due and owing shall be immediately due and payable, without notice or demand by Administrative Agent or any Lender. The Swing Line Commitment shall be automatically and permanently reduced from time to time on the date of each reduction in the Commitment such that the Swing Line Commitment does not exceed the Commitment after giving effect to such reduction of the Commitment. Each reduction in the Swing Line Commitment will be allocated among Swing Line Lenders in accordance with their respective Percentage Parts.

         2.7 Borrowing Procedure. The following procedures apply to Borrowings under this Agreement (other than Competitive Borrowings, Swing Line Borrowings, and Borrowings pursuant to SECTION 2.2(D)):

                  (a) Each Borrowing shall be made on Borrower's notice (a "NOTICE OF BORROWING," substantially in the form of EXHIBIT B-1) to Administrative Agent requesting that Lenders fund a Borrowing on a certain date (the "BORROWING DATE"), which notice (i) shall be irrevocable and binding on Borrower, (ii) shall specify the Borrowing Date, amount, Type, and (for a Borrowing comprised of Eurodollar Rate Borrowings) Interest Period, and (iii) must be received by Administrative Agent no later than 10:00 a.m. Dallas, Texas time on the third Business Day preceding the Borrowing Date for any Eurodollar Rate Borrowing or on the Business Day immediately preceding the Borrowing Date for any Base Rate Borrowing. Administrative Agent shall timely notify each Lender with respect to each Notice of Borrowing.

                  (b) Each Lender shall remit its Pro Rata Part of each requested Borrowing to Administrative Agent's principal office in Dallas, Texas, in funds which are or will be available for immediate use by Administrative Agent by 1:00 p.m. Dallas, Texas time on the Borrowing Date therefor. Subject to receipt of such funds, Administrative Agent shall (unless to its actual knowledge any of the conditions precedent therefor have not been satisfied by Borrower or waived by Determining Lenders) make such funds available to Borrower by causing such funds to be deposited to Borrower's account as designated to Administrative Agent by Borrower. Notwithstanding the foregoing, unless Administrative Agent shall have been notified by a Lender prior to a Borrowing Date that such Lender does not intend to make available to Administrative Agent such Lender's Pro Rata Part of the applicable Borrowing, Administrative Agent may assume that such Lender has made such proceeds available to Administrative Agent on such date, as required herein, and Administrative Agent may (unless to its actual knowledge any of the conditions precedent therefor have not been satisfied by Borrower or waived by Determining Lenders), in reliance upon such assumption (but shall not be required to), make available to Borrower a corresponding amount in accordance with the foregoing terms, but, if such corresponding amount is not in fact made available to Administrative Agent by such Lender on such Borrowing Date, Administrative Agent shall be entitled to recover such corresponding amount on demand (i) from such Lender, together with interest at the Federal Funds Rate during the period commencing on the date such corresponding amount was made available to Borrower and ending on (but excluding) the date Administrative Agent recovers such corresponding amount from such Lender, or (ii) if such Lender fails to pay such corresponding amount forthwith


                                          AMENDED AND RESTATED 364-DAY REVOLVING
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                                       24
         upon such demand, then from Borrower, together with interest at a rate per annum equal to the applicable rate for such Borrowing during the period commencing on such Borrowing Date and ending on (but excluding) the date Administrative Agent recovers such corresponding amount from Borrower. No Lender shall be responsible for the failure of any other Lender to make its Pro Rata Part of any Borrowing.


SECTION 3         TERMS OF PAYMENT.

         3.1      Loan Accounts, Notes, and Payments.

                  (a) Principal Debt owed to each Lender shall be evidenced by one or more loan accounts or records maintained by such Lender in the ordinary course of business. The loan accounts or records maintained by the Administrative Agent (including, without limitation, the Register) and each Lender shall be conclusive evidence absent manifest error of the amount of the Borrowings made by Borrower from each Lender under this Agreement (and subfacilities thereunder) and the interest and principal payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower under the Loan Papers to pay any amount owing with respect to the Obligation.

                  (b) Upon the request of any Lender made through the Administrative Agent, the Principal Debt owed to such Lender may be evidenced by one or more of the following Notes (as the case may be):
         (i) a Revolving Note (with respect to Principal Debt, prior to the Term Conversion Date, other than under the Swing Line Subfacility or the Competitive Bid Subfacility); (ii) a Competitive Bid Note (with respect to Principal Debt arising and outstanding under the Competitive Bid Subfacility under this 364-Day Facility); (iii) a Swing Line Note (with respect to Principal Debt arising under the Swing Line Subfacility); and (iv) a Term Note (with respect to Principal Debt on and after the Term Conversion Date).

                  (c) All payments of principal, interest, and other amounts to be made by Borrower under this Agreement and the other Loan Papers shall be made to Administrative Agent at its principal office in Dallas, Texas in Dollars and in funds which are or will be available for immediate use by Administrative Agent by 12:00 noon Dallas, Texas time on the day due, without setoff, deduction, or counterclaim. Subject to the definition of "Interest Period" herein, whenever any payment under this Agreement or any other Loan Paper shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of interest and fees, as applicable and as the case may be. Payments made after 12:00 noon, Dallas, Texas, time shall be deemed made on the Business Day next following. Administrative Agent shall pay to each Lender any payment of principal, interest, or other amount to which such Lender is entitled hereunder on the same day Administrative Agent shall have received the same from Borrower; provided such payment is received by Administrative Agent prior to 12:00 noon Dallas, Texas time, and otherwise before 12:00 noon Dallas, Texas time on the Business Day next following. If and to the extent Administrative Agent shall not make such payments to Lenders when due as set forth in the preceding sentence, such unpaid amounts shall accrue interest, payable by Administrative Agent, at the Federal Funds Rate from the due date until (but not including) the date on which Administrative Agent makes such payments to Lenders.

         3.2      Interest and Principal Payments.

                  (a) Interest on each Eurodollar Rate Borrowing or on each Fixed Rate Borrowing shall be due and payable as it accrues on the last day of its respective Interest Period and on the Termination Date and the Term Loan Maturity Date, as applicable; provided that if any Interest Period is a period greater than three (3) months, then accrued interest shall also be due and payable on each date that is


                                          AMENDED AND RESTATED 364-DAY REVOLVING
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                                       25
         a multiple of three (3) months after the commencement of such Interest Period. Interest on each Base Rate Borrowing shall be due and payable as it accrues on each March 31, June 30, September 30, and December 31, and on the Termination Date and Term Loan Maturity Date.

                  (b) To the extent that the Principal Debt is not converted to a Term Loan on or prior to the Termination Date, Borrower shall pay on such Termination Date all outstanding Principal Debt not so converted to a Term Loan, together with all accrued and unpaid interest and fees.

                  (c) To the extent any portion of the Principal Debt is converted to a Term Loan, the Principal Debt outstanding under the Term Loan shall be due and payable in a single installment on the Term Loan Maturity Date.

                  (d) On any date of determination, if the Principal Debt exceeds the Commitment then in effect, or if the Swing Line Principal Debt exceeds the Swing Line Commitment then in effect, then Borrower shall make a mandatory prepayment of the Principal Debt in at least the amount of such excess, together with (i) all accrued and unpaid interest on the principal amount so prepaid and (ii) any Consequential Loss arising as a result thereof.

                  (e) After giving Administrative Agent advance written notice of the intent to prepay, Borrower may voluntarily prepay all or any part of the Principal Debt from time to time and at any time, in whole or in part, without premium or penalty; provided that: (i) such notice must be received by Administrative Agent by 12:00 noon Dallas, Texas time on (A) the third Business Day preceding the date of prepayment of a Eurodollar Rate Borrowing, and (B) one Business Day preceding the date of prepayment of a Base Rate Borrowing; (ii) each such partial prepayment must be in a minimum amount of at least $5,000,000 or a greater integral multiple of $1,000,000 thereof (if a Eurodollar Rate Borrowing or a Base Rate Borrowing), or $250,000 or an integral multiple thereof (if a Swing Line Borrowing); (iii) all accrued interest on the Obligation must also be paid in full, to the date of such prepayment; (iv) Borrower shall pay any related Consequential Loss within ten (10) days after demand therefor; and (v) notwithstanding the provisions of this SECTION 3.2(D), prepayments of any Swing Line Borrowing shall be made in accordance with SECTION 2.2(H). Each notice of prepayment shall specify the prepayment date, the facility or the subfacility hereunder being prepaid, the Type of Borrowing(s) and amount(s) of such Borrowing(s) to be prepaid and shall constitute a binding obligation of Borrower to make a prepayment on the date stated therein. Notwithstanding the foregoing, Borrower shall not voluntarily prepay any Competitive Borrowing prior to the last day of the Interest Period therefor.

         3.3 Interest Options. Except where specifically otherwise provided, Borrowings shall bear interest at a rate per annum equal to the lesser of (a) as to the respective Type of Borrowing (as designated by Borrower in accordance with this Agreement), the Base Rate plus the Applicable Margin for Base Rate Borrowings, the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Rate Borrowings, the Adjusted Eurodollar Rate plus the Competitive Bid Rate for Eurodollar Rate Borrowings under the Competitive Bid Subfacility, the Quoted Swing Line Rate, or the Alternate Rate, as the case may be, and (b) the Maximum Rate. Each change in the Base Rate, the Maximum Rate, the Quoted Swing Line Rate, or the Alternate Rate, subject to the terms of this Agreement, will become effective, without notice to Borrower or any other Person, upon the effective date of such change.

         3.4 Quotation of Rates. It is hereby acknowledged that a Responsible Officer or other appropriately designated employee of Borrower may call Administrative Agent on or before the date on which a Notice of Borrowing is to be delivered by Borrower in order to receive an indication of the rates then in effect, but such indicated rates shall neither be binding upon Administrative Agent or Lenders nor affect the rate of interest which thereafter is actually in effect when the Notice of Borrowing is given.


                                          AMENDED AND RESTATED 364-DAY REVOLVING
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                                       26

         3.5 Default Rate. At the option of Determining Lenders and to the extent permitted by Law, all past-due Principal Debt and accrued interest thereon shall bear interest from maturity (stated or by acceleration) at the Default Rate until paid, regardless whether such payment is made before or after entry of a judgment; provided that the Default Rate shall automatically apply in the case of SECTION 2.2(A) where the Default Rate is specified.

         3.6 Interest Recapture. If the designated rate applicable to any Borrowing exceeds the Maximum Rate, the rate of interest on such Borrowing shall be limited to the Maximum Rate, but any subsequent reductions in such designated rate shall not reduce the rate of interest thereon below the Maximum Rate until the total amount of interest accrued thereon equals the amount of interest which would have accrued thereon if such designated rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of the Principal Debt, the total amount of interest paid or accrued is less than the amount of interest which would have accrued if such designated rates had at all times been in effect, then, at such time and to the extent permitted by Law, Borrower shall pay an amount equal to the difference between
(a) the lesser of the amount of interest which would have accrued if such designated rates had at all times been in effect and the amount of interest which would have accrued if the Maximum Rate had at all times been in effect, and (b) the amount of interest actually paid or accrued on the Principal Debt.

         3.7      Interest Calculations.

                  (a) All payments of interest shall be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days in the case of a Eurodollar Rate Borrowing, a Fixed Rate Borrowing, Base Rate Borrowings calculated with reference to the Federal Funds Rate or Swing Line Borrowings accruing interest at the Quoted Swing Line Rate or the Alternate Rate (unless such calculation would result in the interest on the Borrowings exceeding the Maximum Rate in which event such interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be) and 365 or 366 days, as the case may be, in the case of a Base Rate Borrowing calculated with reference to Prime Rate. All interest rate determinations and calculations by Administrative Agent shall be conclusive and binding absent manifest error.

                  (b) The provisions of this Agreement relating to calculation of the Base Rate, the Adjusted Eurodollar Rate, the Quoted Swing Line Rate, the Alternate Rate, and Competitive Bid Rates are included only for the purpose of determining the rate of interest or other amounts to be paid hereunder that are based upon such rate.

         3.8 Maximum Rate. Regardless of any provision contained in any Loan Paper, no Lender shall ever be entitled to contract for, charge, take, reserve, receive, or apply, as interest on the Obligation, or any part thereof, any amount in excess of the Maximum Rate, and, if Lenders ever do so, then such excess shall be deemed a partial prepayment of principal and treated hereunder as such and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and Lenders shall, to the maximum extent permitted under applicable Law, (a) treat all Borrowings as but a single extension of credit (and Lenders and Borrower agree that such is the case and that provision herein for multiple Borrowings is for convenience only), (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and the effects thereof, and (d) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligation; provided that, if the Obligation is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Amount, Lenders shall refund such excess, and, in such event, Lenders shall not, to the extent permitted by Law, be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Amount.


                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT

         3.9 Interest Periods. When Borrower requests any Eurodollar Rate Borrowing or a Fixed Rate Borrowing, Borrower may elect the interest period (each an "INTEREST PERIOD") applicable thereto, which shall be, at Borrower's option, one, two, three, or six months or, if available to all Lenders, nine or twelve months (in respect of any Eurodollar Rate Borrowing) and any period of up to six (6) months (with respect to any Fixed Rate Borrowing); provided, however, that: (a) the initial Interest Period for a Eurodollar Rate Borrowing shall commence on the date of such Borrowing (including the date of any conversion thereto), and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period applicable thereto expires; (b) if any Interest Period for a Eurodollar Rate Borrowing begins on a day for which there is no numerically corresponding Business Day in the calendar month at the end of such Interest Period, such Interest Period shall end on the next Business Day immediately following what otherwise would have been such numerically corresponding day in the calendar month at the end of such Interest Period (unless such date would be in a different calendar month from what would have been the month at the end of such Interest Period, or unless there is no numerically corresponding day in the calendar month at the end of the Interest Period; whereupon, such Interest Period shall end on the last Business Day in the calendar month at the end of such Interest Period); (c) no Interest Period may be chosen with respect to any portion of the Principal Debt which would extend beyond the scheduled repayment date (including any dates on which mandatory prepayments are required to be made) for such portion of the Principal Debt; and (d) no more than an aggregate of ten (10) Interest Periods shall be in effect at one time.

         3.10 Conversions. Borrower may (a) convert a Eurodollar Rate Borrowing on the last day of an Interest Period to a Base Rate Borrowing, (b) convert a Base Rate Borrowing at any time to a Eurodollar Rate Borrowing, and (c) elect a new Interest Period (in the case of a Eurodollar Rate Borrowing), by giving notice (a "NOTICE OF CONVERSION," substantially in the form of EXHIBIT B-2) of such intent no later than 10:00 a.m. Dallas, Texas time on the third Business Day prior to the date of conversion or the last day of the Interest Period, as the case may be (in the case of a conversion to a Eurodollar Rate Borrowing or an election of a new Interest Period), and no later than 10:00 a.m. Dallas, Texas time one Business Day prior to the last day of the Interest Period (in the case of a conversion to a Base Rate Borrowing); provided that the principal amount converted to, or continued as, a Eurodollar Rate Borrowing shall be in an amount not less than $10,000,000 or a greater integral multiple of $1,000,000. Administrative Agent shall timely notify each Lender with respect to each Notice of Conversion. Absent Borrower's Notice of Conversion or election of a new Interest Period, a Eurodollar Rate Borrowing shall be deemed converted to a Base Rate Borrowing effective as of the expiration of the Interest Period applicable thereto. No Eurodollar Rate Borrowing may be either made or continued as a Eurodollar Rate Borrowing, and no Base Rate Borrowing may be converted to a Eurodollar Rate Borrowing, if the interest rate for such Eurodollar Rate Borrowing would exceed the Maximum Rate.

         3.11 Order of Application.

                  (a) So long as no Default or Potential Default has occurred and is continuing, payments and prepayments of the Obligation shall be applied in the order and manner as Borrower may direct; provided that, each such payment or prepayment (other than payments of fees payable solely to Administrative Agent or a specific Lender) shall be allocated to each Lender in the proportion that the Principal Debt owed to such Lender bears to the Principal Debt owed to all Lenders under the 364-Day Facility (or Subfacility thereunder) in respect of which such payment was made.

                  (b) If a Default or Potential Default has occurred and is continuing (or if Borrower fails to give directions as permitted under SECTION 3.11(a)), any payment or prepayment (including proceeds from the exercise of any Rights) shall be applied in the following order:

                           (i) to the ratable payment of all fees and reasonable
                  expenses for which Agents or Lenders have not been paid or reimbursed in accordance with the Loan Papers; (as used in this SECTION 3.11(b)(i), a "ratable payment" for any Lender or any Agent shall be, on any date of determination, that proportion which the portion of the total fees and indemnities

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



                  owed to such Lender or Agent bears to the total aggregate fees and indemnities owed to all Lenders and Agents on such date of determination);

                           (ii) to the Pro Rata payment of all accrued and
                  unpaid interest on the Principal Debt;

                           (iii) to the ratable payment of the Swing Line
                  Principal Debt which is due and payable and which remains unfunded by any Borrowing under this Agreement; provided that, such payments shall be allocated among the Swing Line Lenders and the Lenders which have funded their participation in the Swing Line Principal Debt;

                           (iv) to the Pro Rata payment of the remaining
                  Principal Debt in such order as Determining Lenders may elect (provided that, Determining Lenders will apply such proceeds in an order that will minimize any Consequential Loss); and

                           (v) to the payment of the remaining Obligation in the
                  order and manner Determining Lenders deem appropriate.

Subject to the provisions of SECTION 10 and provided that Administrative Agent shall in any event not be bound to inquire into or to determine the validity, scope, or priority of any interest or entitlement of any Lender and may suspend all payments or seek appropriate relief (including, without limitation, instructions from Determining Lenders or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby, Administrative Agent shall promptly distribute such amounts to each Lender in accordance with this Agreement and the related Loan Papers.

         3.12 Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under SECTION 3.13) which is in excess of its ratable share of any such payment, such Lender shall purchase from the other Lenders such participations as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this section may to the fullest extent permitted by Law, exercise all of its Rights of payment (including the Right of offset) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

         3.13 Offset. Upon the occurrence and during the continuance of a Default, each Lender shall be entitled to exercise (for the benefit of all Lenders in accordance with SECTION 3.12) the Rights of offset and/or banker's Lien against each and every account and other property, or any interest therein, which Borrower may now or hereafter have with, or which is now or hereafter in the possession of, such Lender to the extent of the full amount of the Obligation owed to such Lender.

         3.14 Booking Borrowings. To the extent permitted by Law, any Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its branch offices or the office of any of its Affiliates; provided that no Affiliate shall be entitled to receive any greater payment under SECTION 3.15 than the transferor Lender would have been entitled to receive with respect to such Borrowings.

         3.15     Increased Cost and Reduced Return.

                  (a) If, after the date hereof, the adoption of any applicable Law or any change in any applicable Law, or any change in the interpretation or administration thereof by any Governmental

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



         Authority, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority:

                           (i) shall subject such Lender (or its Applicable
                  Lending Office) to any Tax with respect to any Eurodollar Rate Borrowing, its Notes, or its obligation to loan Eurodollar Rate Borrowings, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under the Loan Papers in respect of any Eurodollar Rate Borrowings (other than with respect to Taxes imposed on the overall net income of such Lender by any jurisdiction and other than liabilities, interest, and penalties incurred as a result of the gross negligence or wilful misconduct of such Lender);

                           (ii) shall impose, modify, or deem applicable any
                  reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the commitment of such Lender hereunder; or

                           (iii) shall impose on such Lender (or its Applicable
                  Lending Office) or the London interbank market any other condition affecting the Loan Papers or any of such extensions of credit or liabilities or commitments;

         and the result of any of the foregoing is to increase the actual cost to such Lender (or its Applicable Lending Office) of making, converting into, continuing, or maintaining any Eurodollar Rate Borrowings or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under the Loan Papers with respect to any Eurodollar Rate Borrowing, then Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction as provided in SECTION 3.15(C) below. If any Lender requests compensation by Borrower under this SECTION 3.15(A), Borrower may, by notice to such Lender (with a copy to Administrative Agent), suspend the obligation of such Lender to loan or continue Borrowings of the Type with respect to which such compensation is requested, or to convert Borrowings of any other Type into Borrowings of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of SECTION 3.18 shall be applicable); provided, that such suspension shall not affect the Right of such Lender to receive the compensation so requested.

                  (b) If, after the date hereof, any Lender shall have determined that the adoption of any applicable Law regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority has or would have the effect of reducing the rate of return by an amount deemed by it to be material on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                  (c) Each Lender shall promptly notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming


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


         compensation under this Section shall furnish to Borrower and Administrative Agent a statement setting forth in reasonable detail the additional amount or amounts to be paid hereunder which shall be presumed correct in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         3.16 Limitation on Types of Loans. If on or prior to the first day of any Interest Period for any Eurodollar Rate Borrowing:

                  (a) Administrative Agent determines (which determination shall be conclusive absent manifest error) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

                  (b) Determining Lenders determine (which determination shall be conclusive absent manifest error) and notify Administrative Agent that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Rate Borrowings for such Interest Period;

then Administrative Agent shall give Borrower prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to fund additional Eurodollar Rate Borrowings, continue Eurodollar Rate Borrowings, or to convert Base Rate Borrowings into Eurodollar Rate Borrowings, and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Rate Borrowings, either prepay such Borrowings or convert such Borrowings into Base Rate Borrowings in accordance with the terms of this Agreement.

         3.17 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Rate Borrowings hereunder, then such Lender shall promptly notify Borrower thereof and such Lender's obligation to make or continue Eurodollar Rate Borrowings and to convert other Base Rate Borrowings into Eurodollar Rate Borrowings shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Rate Borrowings (in which case the provisions of SECTION 3.18 shall be applicable); provided that, such Lender will use best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office so as to eliminate any illegality, if such change, in the reasonable judgment of such Lender, is not otherwise disadvantageous to such Lender.

         3.18 Treatment of Affected Loans. If the obligation of any Lender to fund Eurodollar Rate Borrowings or to continue, or to convert Base Rate Borrowings into Eurodollar Rate Borrowings, shall be suspended pursuant to SECTIONS 3.15, 3.16, or 3.17 hereof, such Lender's Eurodollar Rate Borrowings shall be automatically converted into Base Rate Borrowings on the last day(s) of the then current Interest Period(s) for Eurodollar Rate Borrowings (or, in the case of a conversion required by SECTION 3.17 hereof, on such earlier date as such Lender may specify to Borrower with a copy to Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in SECTIONS 3.15, 3.16, or 3.17 hereof that gave rise to such conversion no longer exist:

                  (a) to the extent that such Lender's Eurodollar Rate Borrowings have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Rate Borrowings shall be applied instead to its Base Rate Borrowings; and

                  (b) all Borrowings that would otherwise be made or continued by such Lender as Eurodollar Rate Borrowings shall be made or continued instead as Base Rate Borrowings, and all Borrowings of such Lender that would otherwise be converted into Eurodollar Rate Borrowings shall be converted instead into (or shall remain as) Base Rate Borrowings.


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


If such Lender gives notice to Borrower (with a copy to Administrative Agent) that the circumstances specified in SECTIONS 3.15, 3.16, or 3.17 hereof that gave rise to the conversion of such Lender's Eurodollar Rate Borrowings pursuant to this SECTION 3.18 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Rate Borrowings made by other Lenders are outstanding, such Lender's Base Rate Borrowings shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Rate Borrowings, to the extent necessary so that, after giving effect thereto, all Eurodollar Rate Borrowings held by the Lenders and by such Lender are held Pro Rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Commitments.

         3.19     Compensation; Replacement of Lenders.

                  (a) Upon the request of any Lender, Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any Consequential Loss; provided that, in each case, the Person claiming such Consequential Loss has furnished Borrower with a reasonably detailed statement of such loss, which statement shall be conclusive in the absence of manifest error.

                  (b) If any Lender requests compensation under SECTION 3.15 or if Borrower is required to pay additional amounts to or for the account of any Lender pursuant to SECTION 3.20 (collectively, "ADDITIONAL AMOUNTS"), then Borrower may, at its sole expense and effort, upon written notice to such Lender and Administrative Agent, require such Lender to assign and delegate, without recourse, all its interests, Rights, and obligations under this Agreement and the other Loan Papers (other than any outstanding Competitive Borrowings held by such Lender) to an Eligible Assignee that shall assume such obligations; provided that, (i) Borrower shall have received the prior written consent of Administrative Agent to any such assignment; (ii) such Lender shall have received payment from Borrower of any Additional Amounts owed to such Lender by Borrower for periods prior to the replacement of such Lender and any actual costs incurred as a result of such replacement of a Lender; (iii) such assignment will result in reduction or elimination of the Additional Amounts; and (iv) such assignment and acceptance shall be made in accordance with, and subject to the requirements and restrictions contained in, SECTION 11.13(B). A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling such Borrowing to require such assignment and delegation cease to apply.

         3.20     Taxes.

                  (a) Any and all payments by Borrower to or for the account of any Lender or Administrative Agent hereunder or under any other Loan Paper shall be made free and clear of and without deduction for any and all present or future Taxes, excluding, in the case of each Lender and Administrative Agent, Taxes imposed on its income and franchise Taxes imposed on it by any jurisdiction and other liabilities, interest, and penalties incurred as a result of the gross negligence or wilful misconduct of such Lender or Administrative Agent (all such Non-Excluded Taxes referred to as "NON-EXCLUDED TAXES"). If Borrower shall be required by law to deduct any Non-Excluded Taxes from or in respect of any sum payable under this Agreement or any other Loan Paper to any Lender or Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 3.20) such Lender or Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) Borrower shall furnish to Administrative Agent, at its address listed in
         SCHEDULE 2.1, the original or a certified copy of a receipt evidencing payment thereof.


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                  (b) In addition, Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property
         Taxes which arise from any payment made under this Agreement or any other Loan Paper or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Paper (hereinafter referred to as "OTHER TAXES").

                  (c) BORROWER AGREES TO INDEMNIFY EACH LENDER AND ADMINISTRATIVE AGENT FOR THE FULL AMOUNT OF NON-EXCLUDED TAXES THAT SHOULD HAVE BEEN WITHHELD BY BORROWER AND OTHER TAXES (INCLUDING, WITHOUT LIMITATION, ANY NON-EXCLUDED TAXES THAT SHOULD HAVE BEEN WITHHELD BY BORROWER OR OTHER TAXES IMPOSED OR ASSERTED BY ANY JURISDICTION ON AMOUNTS PAYABLE UNDER THIS SECTION 3.20) PAID BY SUCH LENDER OR ADMINISTRATIVE AGENT (AS THE CASE MAY BE) AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST, AND EXPENSES OTHER THAN THOSE INCURRED AS A RESULT OF THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF SUCH LENDER OR ADMINISTRATIVE AGENT) ARISING THEREFROM OR WITH RESPECT THERETO.

                  (d) Each Lender organized under the Laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter, including, without limitation, upon the expiration or obsolescence of any previously delivered form or upon the written request of Borrower or Administrative Agent (but only so long as such Lender remains lawfully able to do so) shall provide Borrower and Administrative Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Papers.

                  (e) For any period with respect to which a Lender has failed to provide Borrower and Administrative Agent with the appropriate form pursuant to SECTION 3.20(d) (unless such failure is due to a change in Law occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under this SECTION 3.20 with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  (f) If Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this SECTION 3.20, then such Lender will use best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

                  (g) Within thirty (30) days after the date of any payment of Non-Excluded Taxes or Other Taxes, Borrower shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing such payment.


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                  (h) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this SECTION 3.20 shall survive the termination of the Commitment and the payment in full of the Obligation.

SECTION 4    FEES.

         4.1 Treatment of Fees. Except as otherwise provided by Law, the fees described in this SECTION 4: (a) do not constitute compensation for the use, detention, or forbearance of money, (b) are in addition to, and not in lieu of, interest and expenses otherwise described in this Agreement, (c) shall be payable in accordance with SECTION 3.1, (d) shall be non-refundable, (e) shall, to the fullest extent permitted by Law, bear interest, if not paid when due, at the Default Rate, and (f) shall be calculated on the basis of actual number of days (including the first day, but excluding the last day) elapsed, but computed as if each calendar year consisted of 360 days, unless such computation would result in interest being computed in excess of the Maximum Rate in which event such computation shall be made on the basis of a year of 365 or 366 days, as the case may be.

         4.2 Fees of Administrative Agent and Arranger. Borrower shall pay to Administrative Agent or Arranger, as the case may be, solely for their respective accounts, the fees described in that certain separate letter agreement dated as of June 22, 1999 (as thereafter amended or modified from time to time), among Borrower, Administrative Agent, and Arranger, which payments shall be made on the dates specified, and in amounts calculated in accordance with, such letter agreement.

         4.3 Commitment Fees. Following the Closing Date, Borrower shall pay to Administrative Agent, for the ratable account of Lenders, a commitment fee ("COMMITMENT FEE"), payable in installments in arrears, on each March 31, June 30, September 30, and December 31 and on the Termination Date or the Term Conversion Date, in each case, commencing September 30, 1999. Each installment shall be in an amount equal to the Applicable Margin designated in SECTION 1.1 for Commitment Fees multiplied by the amount by which (i) the average daily Commitment exceeds (ii) the average daily Principal Debt, in each case during the period from and including the last payment date to and excluding the payment date for such installment; provided that each such installment shall be calculated in accordance with SECTION 4.1(F). Solely for the purposes of this
SECTION 4.3, (i) determinations of the average daily Principal Debt shall exclude the Principal Debt of all Competitive Borrowings and Swing Line Borrowings; and (ii) "ratable" shall mean, for any period of calculation, with respect to any Lender, that proportion which (x) the average daily unused Committed Sum of such Lender during such period bears to (y) the amount of the average daily unused Commitment during such period.

SECTION 5         CONDITIONS PRECEDENT.

         5.1 Conditions Precedent to Closing. This Agreement shall not become effective unless and until (a) Administrative Agent has received all of the agreements, documents, instruments, and other items described on SCHEDULE 5.1, and (b) there has been no change in the consolidated financial condition of the Consolidated Companies from that shown in the respective Current Financials of such companies which could be a Material Adverse Event.

         5.2 Conditions Precedent to Each Borrowing. In addition to the conditions stated in SECTION 5.1 (except SECTION 5.1(B)), Lenders will not be obligated to fund (as opposed to continue or convert) any Borrowing (including any Competitive Borrowing or Swing Line Borrowing), as the case may be, unless on the date of such Borrowing (and after giving effect thereto), as the case may be:

                  (a) Administrative Agent shall have timely received therefor a Notice of Borrowing or Notice of Competitive Borrowing as the case may be;


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                  (b) Administrative Agent shall have received, as applicable, the fees provided for in SECTION 4.3 hereof or any fees then payable as provided for in SECTION 4.2, if applicable;

                  (c) all of the representations and warranties of any Consolidated Company set forth in the Loan Papers are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Loan Papers);

                  (d) no Default or Potential Default shall have occurred and be continuing;

                  (e) the funding of such Borrowing is permitted by Law; and

                  (f) all matters related to such Borrowing must be satisfactory to Determining Lenders and their respective counsel in their reasonable determination, and upon the reasonable request of Administrative Agent, Borrower shall deliver to Administrative Agent evidence substantiating any of the matters in the Loan Papers which are necessary to enable Borrower to qualify for such Borrowing.


Each Notice of Borrowing delivered to Administrative Agent shall constitute the representation and warranty by Borrower to Administrative Agent that the statements in CLAUSES (C) and (D) above are true and correct in all respects. Each condition precedent in this Agreement is material to the transactions contemplated in this Agreement, and time is of the essence in respect of each thereof. Subject to the prior approval of Determining Lenders, Lenders may fund any Borrowing without all conditions being satisfied, but, to the extent permitted by Law, the same shall not be deemed to be a waiver of the requirement that each such condition precedent be satisfied as a prerequisite for any subsequent funding unless Determining Lenders specifically waive each such item in writing.

SECTION 6 REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Administrative Agent and Lenders as follows:

         6.1 Purpose of Credit Facility. Borrower will use all proceeds of Borrowings for general corporate purposes of the Restricted Companies, including, without limitation, liquidity support for commercial paper. No Restricted Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U. No part of the proceeds of any Borrowing will be used, directly or indirectly, for a purpose which violates any Law, including, without limitation, the provisions of Regulations T, U, and X (as enacted by the Board of Governors of the Federal Reserve System, as amended). "Margin Stock" (as defined in Regulation U) constitutes less than 25% of those assets of the Restricted Companies which are subject to any limitation on sale, pledge, or other similar restrictions hereunder.

         6.2 Existence, Good Standing, Authority, and Authorizations. Each Restricted Company is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization. Except where failure could not be a Material Adverse Event, each Restricted Company (a) is duly qualified to transact business and is in good standing in each jurisdiction where the nature and extent of its business and properties require the same, and (b) possesses all requisite authority, power, licenses, approvals, permits, Authorizations, and franchises to use its assets and conduct its business as is now being, or is contemplated herein to be, conducted, except where failure could not be a Material Adverse Event. No Authorization is required to authorize, or is required in connection with, the execution, delivery, legality, validity, binding effect, performance, or enforceability of the Loan Papers (including any change of control occurring as a result thereof) consummated on or prior to the date this representation or warranty (or reconfirmation thereof) is made under the Loan Papers, except those Authorizations the failure of which to be obtained or made could


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not be a Material Adverse Event. The Restricted Companies have obtained all
Authorizations of the FCC and any applicable PUC necessary to conduct their businesses, and all such Authorizations are in full force and effect, without conditions, except such conditions as are generally applicable to holders of such Authorizations. There are no violations of any such Authorizations which could, individually or collectively, be a Material Adverse Event, nor are there any proceedings pending or, to the knowledge of Borrower, threatened against the Restricted Companies to revoke or limit any such Authorization which could, individually or collectively, be a Material Adverse Event, and Borrower has no knowledge that any such Authorizations will not be renewed in the ordinary course, except for any nonrenewals that could not be a Material Adverse Event.

         6.3 Authorization and Contravention. The execution, delivery, and performance by Borrower of each Loan Paper and its obligations thereunder (a) are within the corporate power of Borrower, (b) will have been duly authorized by all necessary corporate action on the part of Borrower when such Loan Paper is executed and delivered, (c) require no action by or in respect of, consent of, or filing with, any Governmental Authority, which action, consent, or filing has not been taken or made on or prior to the Closing Date, (d) will not violate any provision of the charter or bylaws of Borrower, (e) will not violate any provision of Law applicable to it, other than such violations which individually or collectively could not be a Material Adverse Event, (f) will not violate any material written or oral agreements, contracts, commitments, or understandings to which it is a party, other than such violations which could not be a Material Adverse Event, and (g) will not result in the creation or imposition of any Lien on any asset of any Consolidated Company that is material in relation to the Consolidated Companies taken as a whole.

         6.4 Binding Effect. Upon execution and delivery by all parties thereto, each Loan Paper will constitute a legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

         6.5 Financial Statements. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial condition, results of operations, and cash flows of the Consolidated Companies as of and for the portion of the fiscal year ending on the date or dates thereof (subject only to normal year-end audit adjustments). There were no material liabilities, direct or indirect, fixed or contingent, of the Consolidated Companies as of the date or dates of the Current Financials which are required under GAAP to be reflected therein or in the notes thereto, and are not so reflected.

         6.6 Litigation, Claims, Investigations. No Restricted Company is subject to, or aware of the threat of, any Litigation which is reasonably likely to be determined adversely to any Restricted Company, and, if so adversely determined, could (individually or collectively with other Litigation) be a Material Adverse Event. There are no judgments, decrees, or orders of any Governmental Authority outstanding against any Restricted Company that could be a Material Adverse Event.

         6.7 Taxes. All Tax returns of each Consolidated Company required to be filed have been filed (or extensions have been granted) prior to delinquency, except for any such returns for which the failure to so file could not be a Material Adverse Event, and all Taxes imposed upon each Consolidated Company which are due and payable have been paid prior to delinquency, other than Taxes for which the criteria for Liens permitted under SECTION 7.13(F) have been satisfied or for which nonpayment thereof could not constitute a Material Adverse Event.

         6.8 Environmental Matters. No Consolidated Company (a) knows of any environmental condition or circumstance, such as the presence or Release of any Hazardous Substance, on any property presently or previously owned by any Consolidated Company that could be a Material Adverse Event, (b) knows of any violation by any Consolidated Company of any Environmental Law, except for such violations that could not be a Material Adverse Event, or (c) knows that any Consolidated Company is under any obligation to remedy any violation of any Environmental Law, except for such obligations that could not be a Material Adverse


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Event; provided, however, that each Consolidated Company (x) to the best of its knowledge, has in full force and effect all environmental permits, licenses, and approvals required to conduct its operations and is operating in substantial compliance thereunder, and (y) has taken prudent steps to determine that its properties and operations are not in violation of any Environmental Law.

         6.9 ERISA Compliance. (a) No Employee Plan has incurred an accumulated funding deficiency, as defined in section 302 of ERISA and section 412 of the Code, (b) neither Borrower nor any ERISA Affiliate has incurred material liability which is currently due and remains unpaid under Title IV of ERISA to the PBGC or to an Employee Plan in connection with any such Employee Plan, (c) neither Borrower nor any ERISA Affiliate has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) Borrower has not engaged in any "prohibited transaction" (as defined in section 406 of ERISA or section 4975 of the Code) which would be a Material Adverse Event, and (e) no Reportable Event has occurred which is likely to result in the termination of an Employee Plan. The present value of all benefit liabilities within the meaning of Title IV of ERISA under each Employee Plan (based on those actuarial assumptions used to fund such Employee Plan) did not, as of the last annual valuation date for the 1997 plan year of such Plan, exceed the value of the assets of such Employee Plan, and the total present values of all benefit liabilities within the meaning of Title IV of ERISA of all Employee Plans (based on the actuarial assumptions used to fund each such Plan) did not, as of the respective annual valuation dates for the 1997 plan year of each such Plan, exceed the value of the assets of all such plans.

         6.10 Properties; Liens. Each Restricted Company has good and marketable title to (or, in the case of Rights of Way, the right to use) all its property reflected on the Current Financials, except for (a) property that is obsolete,
(b) property that has been disposed of in the ordinary course of business, (c) property with title defects or failures in title which would not be a Material Adverse Event, or (d) as otherwise permitted by the Loan Papers. Except for Liens permitted in SECTION 7.13, there is no Lien on any property of any Restricted Company, and the execution, delivery, performance, or observance of the Loan Papers will not require or result in the creation of any Lien on such property.

         6.11 Government Regulations. No Restricted Company is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other Law (other than Regulations T, U, and X of the Board of Governors of the Federal Reserve System and the requirements of any PUC or public service commission) which regulates the incurrence of Debt.

         6.12 No Default. No event has occurred and is continuing or would result from the incurring of obligations by Borrower under this Agreement or any other Loan Paper which constitutes a Default or a Potential Default. No Restricted Company is in default under or with respect to any material written or oral agreements, contracts, commitments, or understandings to which any Restricted Company is party which could, individually or together with all such defaults, be a Material Adverse Event.

         6.13 Senior Indebtedness. All of the Obligation constitutes "senior indebtedness" or "senior debt" (or ranks at least pari passu with other senior and unsubordinated indebtedness) under the terms of the Indentures to which Borrower is a party or any other unsecured senior Debt or secured or unsecured subordinated Debt of Borrower.

         6.14 Year 2000 Compliance. Borrower has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31,
1999), (ii) developed a plan and time line for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented in all material respects that plan in accordance with that timetable.

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SECTION 7 COVENANTS. Borrower covenants and agrees (and agrees to cause each other Restricted Company and Consolidated Company to the extent any covenant is applicable to such Restricted Company or Consolidated Company) to perform, observe, and comply with each of the following covenants, from the Closing Date and so long thereafter as Lenders are committed to fund Borrowings under this Agreement and thereafter until the payment in full of the Principal Debt and payment in full of all other interest, fees, and other amounts of the Obligation then due and owing, unless Borrower receives a prior written consent to the contrary by Administrative Agent as authorized by Determining Lenders:

         7.1 Use of Proceeds. Borrower shall use the proceeds of Borrowings only for the purposes represented herein.

         7.2 Books and Records. The Consolidated Companies shall maintain books, records, and accounts necessary to prepare financial statements in accordance with GAAP (with such exceptions as may be noted in the Current Financials provided to Administrative Agent).

         7.3 Items to be Furnished. Borrower shall cause the following to be furnished to Administrative Agent for delivery to Lenders:

                  (a) Promptly after preparation, and no later than 110 days after the last day of each fiscal year of Borrower, Financial Statements showing the consolidated financial condition and results of operations calculated for the Consolidated Companies (or in lieu thereof the Form 10-K of the Consolidated Companies filed with the Securities and Exchange Commission for such fiscal year), accompanied by:

                           (i) the unqualified opinion of a firm of
                  nationally-recognized independent certified public accountants, based on an audit using generally accepted auditing standards, that such Financial Statements (calculated with respect to the Consolidated Companies) were prepared in accordance with GAAP and present fairly the consolidated financial condition and results of operations of the Consolidated Companies;

                           (ii) a certificate from such accounting firm to
                  Administrative Agent indicating that during its audit it obtained no knowledge of any Default or Potential Default or, if it obtained such knowledge, the nature and period of existence thereof; and

                           (iii) a Compliance Certificate with respect to such
                  Financial Statements.

                  (b) Promptly after preparation, and no later than 65 days after the last day of each fiscal quarter of Borrower (other than the fourth fiscal quarter of each fiscal year), Financial Statements showing the consolidated financial condition and results of operations calculated for the Consolidated Companies (or in lieu thereof the Form 10-Q of the Consolidated Companies filed with the Securities and Exchange Commission for such fiscal quarter), accompanied by a Compliance Certificate with respect to such Financial Statements.

                  (c) Notice, promptly after Borrower knows or has reason to know of (i) the existence and status of any Litigation which could be a Material Adverse Event, or of any order or judgment for the payment of money which (individually or collectively) is in excess of $100,000,000, or any warrant of attachment, sequestration or similar proceeding against a Consolidated Company's assets having a value (individually or collectively) of $100,000,000; (ii) any other Litigation affecting the Restricted Companies which Borrower would be required to report to the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended, within four Business Days after reporting the same to the Securities and Exchange Commission; (iii) a Default or Potential Default, specifying the nature thereof and what action Borrower or any other Consolidated Company has taken,


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         is taking, or proposes to take with respect thereto; (iv) the receipt by any Consolidated Company of any notice from any Governmental Authority of the expiration without renewal, termination, material modification or suspension of, or institution of any proceedings to terminate, materially modify, or suspend, any Authorization granted by the FCC or any applicable PUC, or any other Authorization which any Consolidated Company is required to hold in order to operate its business in compliance with all applicable Laws, other than such expirations, terminations, suspensions, or modifications which individually or in the aggregate would not constitute a Material Adverse Event; (v) a default or event of default under any material agreement of any Restricted Company which could be a Material Adverse Event; (vi) the receipt by any Consolidated Company of notice of any violation or alleged violation of any Environmental Law, which violation or alleged violation could individually or collectively with other such violations or allegations, constitute a Material Adverse Event; or (vii) (A) the occurrence of a Reportable Event that, alone or together with any other Reportable Event, could reasonably be expected to result in liability of Borrower to the PBGC in an aggregate amount exceeding $100,000,000; (B) any expressed statement in writing on the part of the PBGC of its intention to terminate any Employee Plan or Plans; (C) Borrower's or an ERISA Affiliate's becoming obligated to file with the PBGC a notice of failure to make a required installment or other payment with respect to an Employee Plan; or (D) the receipt by Borrower or an ERISA Affiliate from the sponsor of a Multiemployer Plan of either a notice concerning the imposition of withdrawal liability in an aggregate amount exceeding $100,000,000 or of the impending termination or reorganization of such Multiemployer Plan.

                  (d) Promptly after the filing thereof, a true, correct, and complete copy of each material report and registration statement filed with the Securities and Exchange Commission, including, without limitation, each Form 10-K, Form 10-Q, and Form 8-K filed by or on behalf of Borrower or any Consolidated Company with the Securities and Exchange Commission.

                  (e) Promptly upon request therefor by Administrative Agent or Lenders holding, in the aggregate, at least 25% of the Commitment (prior to the Term Conversion Date) or 25% of the Principal Debt (on and after the Term Conversion Date) (through Administrative Agent), such information (not otherwise required to be furnished under the Loan Papers) respecting the business affairs, assets, and liabilities of the Consolidated Companies, and such opinions, certifications and documents, in addition to those mentioned in this Agreement, as reasonably requested.

         7.4 Inspections. On and after the occurrence of any Potential Default or Default, the Consolidated Companies shall allow Administrative Agent or any Lender (or their respective Representatives) to inspect any of their properties, to review reports, files, and other records and to make and take away copies thereof, to conduct tests or investigations, and to discuss any of their affairs, conditions, and finances with the Consolidated Companies' other creditors, directors, officers, employees, other representatives, and independent accountants, from time to time, during reasonable business hours, as often as may be desired, and all at the expense of Borrower.

         7.5 Taxes. Each Consolidated Company (a) shall promptly pay when due any and all Taxes other than Taxes the applicability, amount, or validity of which is being contested in good faith by lawful proceedings diligently conducted, and against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any lien securing same have been and continue to be stayed, and (b) shall not, directly or indirectly, use any portion of the proceeds of any Borrowing to pay the wages of employees unless a timely payment to or deposit with the appropriate Governmental Authorities of all amounts of Tax required to be deducted and withheld with respect to such wages is also made.

         7.6 Payment of Obligations. Borrower shall pay the Obligation in accordance with the terms and provisions of the Loan Papers. Each Restricted Company shall promptly pay (or renew and extend) all of its


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material obligations as the same become due (unless such obligations [other than the Obligation arising under the Loan Papers] are being contested in good faith by appropriate proceedings).

         7.7 Maintenance of Existence, Assets, and Business. Except as otherwise permitted by SECTION 7.20, each Restricted Company shall at all times: (a) maintain its existence and good standing in the jurisdiction of its organization and its authority to transact business in all other jurisdictions where the failure to so maintain its authority to transact business could be a Material Adverse Event; (b) maintain all licenses, permits, and franchises necessary for its business where the failure to so maintain could be a Material Adverse Event;
(c) keep all of its assets which are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs thereto and replacements thereof, except where the failure to do so would not be a Material Adverse Event; and (d) do all things necessary to obtain, renew, extend, and continue in effect all Authorizations issued by the FCC or any applicable PUC which may at any time and from time to time be necessary for the Consolidated Companies to operate their businesses in compliance with applicable Law, where the failure to so renew, extend, or continue in effect could be a Material Adverse Event.

         7.8 Insurance. Each Consolidated Company shall, at its cost and expense, maintain insurance with financially sound and reputable insurers, in such amounts, and covering such risks, as shall be ordinary and customary for similar companies in the industry, except where the failure to so maintain would not be a Material Adverse Event.

         7.9 Preservation and Protection of Rights. Each Consolidated Company shall perform such acts and duly authorize, execute, acknowledge, deliver, file, and record any additional agreements, documents, instruments, and certificates as Administrative Agent or Determining Lenders may reasonably deem necessary or appropriate in order to preserve and protect the Rights of Administrative Agent and Lenders under any Loan Paper.

         7.10 Employee Benefit Plans. Borrower shall not directly or indirectly, engage in any "prohibited transaction" (as defined in section 406 of ERISA or section 4975 of the Code), and Borrower and its ERISA Affiliates shall not, directly or indirectly, (a) incur any "accumulated funding deficiency" as such term is defined in section 302 of ERISA with respect to any Employee Plan, (b) permit any Employee Plan to be subject to involuntary termination proceedings pursuant to Title IV of ERISA, or (c) fully or partially withdraw from any Multiemployer Plan, if such prohibited transaction, accumulated funding deficiency, termination proceeding, or withdrawal would result in liability on the part of Borrower in excess of $100,000,000.

         7.11 Environmental Laws. Each Consolidated Company shall (a) conduct its business so as to comply with all applicable Environmental Laws and shall promptly take corrective action to remedy any non-compliance with any Environmental Law, except where the failure to so comply or correct would not be a Material Adverse Event; (b) shall promptly investigate and remediate any known Release or threatened Release of any Hazardous Substance on any property owned by any Consolidated Company or at any facility operated by any Consolidated Company to the extent and degree necessary to comply with Law and to assure that any Release or threatened Release does not result in a substantial endangerment to human health or the environment, except where the failure to do so would not be a Material Adverse Event; and (c) establish and maintain a management system designed to ensure compliance with applicable Environmental Laws and minimize financial and other risks to each Consolidated Company arising under applicable Environmental Laws or as a result of environmentally-related injuries to Persons or property.

         7.12 Debt. No Restricted Company shall, directly or indirectly, create, incur, or suffer to exist any direct, indirect, fixed, or contingent liability for any Debt, other than:

                  (a)      The Obligation;


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                  (b) Existing Debt;

                  (c) Debt arising under Facility A;

                  (d) Debt incurred by any Restricted Company under any Financial Hedge with any Lender or an Affiliate of any Lender;

                  (e) Debt between Restricted Companies, so long as any such inter-company Debt owed by Borrower to any other Restricted Company is unsecured; or Debt of any Restricted Company to the Receivables Subsidiary; and

                  (f) Debt of any Restricted Company not otherwise permitted by this SECTION 7.12, so long as (i) no Default or Potential Default exists on the date any such Debt is created, incurred, or assumed or arises after giving effect to such Debt incurrence; and (ii) if such Debt is secured, on the date any such secured Debt is created, incurred, or assumed, the principal amount of such secured Debt when aggregated with the principal amount of all other secured Debt of the Restricted Companies incurred in accordance with this SECTION 7.12(F) does not exceed 10% of the book value of the consolidated assets of the Restricted Companies determined as of the date of, and with respect to, the Current Financials and the related Compliance Certificate.

Notwithstanding anything in this SECTION 7.12 to the contrary, the aggregate principal amount of all Debt of the Restricted Subsidiaries may not exceed, on any date of determination, the sum of (i) 10% of the book value of the consolidated assets of the Restricted Companies, determined as of the date of the most-recently delivered consolidated Financial Statements of Borrower and the related Compliance Certificate, plus (ii) the principal amount of all Existing Debt of MCI and its Subsidiaries on and after September 14, 1998 (the "MCI Merger Date" under the Existing Agreement) (as renewed, refinanced, or extended but not increased).

         7.13 Liens. No Restricted Company will, directly or indirectly, create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any of its assets, except:

                  (a) Liens securing Debt permitted to be incurred or outstanding under SECTION 7.12(b) and SECTION 7.12(f), so long as (i) with respect to Liens securing Existing Debt, such Liens are limited to the assets securing such Existing Debt on August 6, 1998 (in the case of Existing Debt described in PART A of SCHEDULE 7.12) or on September 14, 1998 (the "MCI Merger Date" under the Existing Agreement) (in the case of Existing Debt described in PART B of SCHEDULE 7.12), (ii) no Default or Potential Default exists on the date any such Lien is granted or created, (iii) the aggregate amount of all Debt secured by such Liens does not exceed the aggregate amount of secured Debt permitted by SECTIONS 7.12(b) and 7.12(f)(ii); and (iv) the aggregate amount of Debt of Restricted Subsidiaries secured by such Liens does not exceed the amount of Restricted Subsidiary Debt permitted under
         SECTION 7.12;

                  (b) Pledges or deposits made to secure payment of worker's compensation, or to participate in any fund in connection with worker's compensation, unemployment insurance, pensions, or other social security programs, and reasonable and customary reserves established in connection with the sale of Receivables permitted under SECTION 7.19(d);

                  (c) Good-faith pledges or deposits made to secure performance of bids, tenders, insurance, or other contracts (other than for the repayment of borrowed money), or leases, or to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds as all such Liens arise in the ordinary course of business of the Restricted Companies;


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                  (d) Encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, none of which impair in any material respect the use of such property by the Person in question in the operation of its business, and none of which is violated by existing or proposed structures or land use;

                  (e) If no Lien has been agreed to or filed in any jurisdiction, (i) claims and Liens for Taxes not yet due and payable,
         (ii) mechanic's Liens and materialmen's Liens for services or materials and similar Liens incident to construction and maintenance of real property, in each case for which payment is not yet due and payable,
         (iii) landlord Liens for rental not yet due and payable, and (iv) Liens of warehousemen and carriers and similar Liens securing obligations that are not yet due and payable;

                  (f) The following, so long as the validity or amount thereof is being contested in good faith and by appropriate and lawful proceedings diligently conducted, reserve or other appropriate provision (if any) required by GAAP shall have been made, levy and execution thereon have been stayed and continue to be stayed, and they do not in the aggregate materially detract from the value of the property of the Person in question, or materially impair the use thereof in the operation of its business: (i) claims and Liens for Taxes (other than Liens relating to Environmental Laws or ERISA); (ii) claims and Liens upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process prior to adjudication of a dispute of the merits;
         (iii) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other like Liens; and (iv) adverse judgments on appeal;

                  (g) Liens on the Receivables Program Assets created pursuant to any Receivables Documents evidencing Accounts Receivable Financing permitted by SECTION 7.19(D); and

                  (h) Any attachment or judgment Lien not constituting a Default or Potential Default.

         7.14 Transactions with Affiliates. Except for those transactions listed on SCHEDULE 7.14, no Restricted Company shall enter into any material transaction with any of its Affiliates (excluding transactions among or between Restricted Companies), other than (i) transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than such Restricted Company could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate and (ii) sales and contributions of Receivables Program Assets from Borrower or certain Restricted Subsidiaries to the Receivables Subsidiary pursuant to an Accounts Receivable Financing permitted by SECTION 7.19(D); provided, that, for the purposes hereof, determinations of materiality shall be made in the good faith judgment of Borrower with respect to the Restricted Companies taken as a whole.

         7.15 Compliance with Laws and Documents. No Restricted Company shall violate the provisions of any Laws applicable to it, including, without limitation, all rules and regulations promulgated by the FCC or any applicable PUC, or any material written or oral agreement, contract, commitment, or understanding to which it is a party, if such violation alone, or when aggregated with all other such violations, could be a Material Adverse Event; no Consolidated Company shall violate the provisions of its charter or bylaws, or modify, repeal, replace, or amend any provision of its charter or bylaws, if such action could adversely affect the Rights of Lenders.

         7.16 Assignment. Without the express written consent of all Lenders, Borrower shall not assign or transfer any of its Rights, duties, or obligations under any of the Loan Papers.

         7.17 Permitted Distributions. Borrower may not, directly or indirectly, declare, make, or pay any Distributions if any Default or Potential Default exists or will exist after giving effect to any such Distribution.


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Any Distribution permitted hereunder is permitted only to the extent such
Distribution is made in accordance with applicable Law and constitutes a valid, non-voidable transaction.

         7.18 Restrictions on Subsidiaries. No Restricted Subsidiary shall, directly or indirectly, enter into or permit to exist any material arrangement or agreement (other than the Loan Papers) which directly or indirectly prohibits any such Restricted Subsidiary from (a) declaring, making, or paying, directly or indirectly, any Distribution to Borrower or any other Restricted Subsidiary,
(b) paying any Debt owed to Borrower or any other Restricted Subsidiary, (c) making loans, advances, or investments to Borrower or any other Restricted Subsidiary, or (d) transferring any of its property or assets to Borrower or any other Restricted Subsidiary.

         7.19 Sale of Assets. No Restricted Company shall, directly or indirectly, sell, assign, transfer, or otherwise dispose of any of its assets except: (a) disposition of obsolete or worn-out property or real property no longer used or useful in its business; (b) the sale, discount, or transfer of delinquent accounts receivable in the ordinary course of business for purposes of collection; (c) sales of inventory in the ordinary course of business; (d) the sale, assignment, transfer, or other disposition of undivided percentage interests in the Receivables Program Assets pursuant to any Accounts Receivables Financing, so long as the aggregate Accounts Receivable Financing Amount payable from the Receivables Program Assets to the purchasers under all such Accounts Receivable Financings does not exceed $2,000,000,000 on any date of determination; (e) asset sales between Restricted Companies; and (f) if no Default or Potential Default then exists or arises as a result thereof, additional sales or disposition of other assets, if after giving effect to such sales or disposition, the aggregate book value of assets sold on and after August 6, 1998, does not exceed 20% of the book value of the consolidated assets of the Restricted Companies determined as of the date of, and with respect to, the Current Financials and the related Compliance Certificate.

         7.20 Mergers and Dissolutions; Sale of Capital Stock. No Restricted Company will, directly or indirectly, merge or consolidate with any other Person, other than (a) mergers or consolidations by Borrower with another Person; (b) mergers or consolidations by any Restricted Subsidiary with another Person, if a Restricted Subsidiary is the surviving or resulting entity; (c) mergers or consolidations among Restricted Companies; (d) as previously approved by Determining Lenders; and (e) mergers or consolidations between Restricted Companies and Unrestricted Subsidiaries; provided that, under this SECTION 7.20, unless previously approved by Determining Lenders, (i) in any merger or consolidation involving Borrower, Borrower or a Permitted Successor Corporation must be the surviving or resulting entity, (ii) in any merger or consolidation involving a wholly-owned Restricted Subsidiary, a wholly-owned Subsidiary must be the surviving or resulting entity; and, (iii) in any merger or consolidation involving any other Restricted Company (including any acquisition effected as a merger), a Restricted Subsidiary must be the surviving or resulting entity. No Restricted Company shall liquidate, wind up, or dissolve (or suffer any liquidation or dissolution), other than (x) liquidations, wind ups, or dissolutions incident to mergers or consolidations permitted under this SECTION 7.20, or (y) liquidations, wind ups, or dissolutions of a Restricted Subsidiary if no Default or Potential Default exists or would result therefrom and its proportionate share of assets (if any) are transferred to a Restricted Company.

         7.21 Designation of Unrestricted Companies. So long as no Default or Potential Default exists or arises as a result thereof, Borrower may from time to time designate a Subsidiary as an Unrestricted Subsidiary or designate an Unrestricted Subsidiary as a Restricted Subsidiary; provided that, Borrower shall (a) provide Administrative Agent written notification of such designation, and (b) deliver to Administrative Agent a Compliance Certificate demonstrating pro-forma compliance with SECTIONS 7.12 and 7.22 immediately prior to and after giving effect to such designation.

         7.22 Financial Covenant. As calculated on a consolidated basis for the Restricted Companies, Borrower shall never permit the ratio of Total Debt to Total Capitalization, on any date of determination, to exceed 0.68 to 1.00.


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         7.23 Year 2000 Compliance. Borrower will promptly notify the
Administrative Agent in the event Borrower discovers or determines that any computer application that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 compliant on a timely basis, except to the extent that such failure is not reasonably expected to be a Material Adverse Event.

SECTION 8 DEFAULT. The term "DEFAULT" means the occurrence of any one or more of the following events:

         8.1 Payment of Obligation. The failure or refusal of (a) Borrower to pay (i) Principal Debt within three days after the same becomes due in accordance with the Loan Papers; (ii) interest, fees, or any other part of the Obligation within five days after the same becomes due and payable in accordance with the Loan Papers; or (iii) the indemnifications and reimbursements provided for in SECTIONS 3.15, 3.19, and 3.20 within ten days after demand therefor as required by such Sections; or (b) any Restricted Company to punctually and properly perform, observe, and comply with SECTION 9.12 or with any other provision in the Loan Papers setting forth indemnification or reimbursement obligations (other than pursuant to SECTIONS 3.15, 3.19, and 3.20) of the Restricted Companies, and such failure or refusal continues for 15 days.

         8.2 Covenants. The failure or refusal of Borrower (and, if applicable, any other Consolidated Company) to punctually and properly perform, observe, and comply with: (a) any covenant, agreement, or condition contained in SECTIONS 7.1, 7.12, 7.13 (other than by reason of attachment or involuntary Lien), 7.16, 7.17, and 7.19 through 7.21, (b) any covenant, agreement, or condition contained in SECTION 7.13 (if by reason of an attachment or involuntary Lien), 7.18, 7.22, and 7.23, which failure or refusal continues for 15 days; or (c) any other covenant, agreement, or condition contained in any Loan Paper (other than the covenants to pay the Obligation set forth in SECTION 8.1 and the covenants in CLAUSES (A) and (B) hereof), which failure or refusal continues for 30 days.

         8.3 Debtor Relief. Borrower or any Material Subsidiary (a) shall not be Solvent, (b) fails to pay its Debts generally as they become due, (c) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Relief Law, other than as a creditor or claimant, or (d) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of Administrative Agent or any Lender granted in the Loan Papers (unless, in the event such proceeding is involuntary, the petition instituting same is dismissed within 60 days after its filing).

         8.4 Judgments and Attachments. Any Restricted Company fails, within 60 days after entry, to pay, bond, or otherwise discharge any one or more judgments or orders for the payment of money (not paid or fully covered by insurance) in excess of $100,000,000 (individually or collectively) or the equivalent thereof in another currency or currencies, or any warrant of attachment, sequestration, or similar proceeding against any Restricted Company's assets having a value (individually or collectively) of $100,000,000 or the equivalent thereof in another currency or currencies, which is not either (a) stayed on appeals; (b) being diligently contested in good faith by appropriate proceedings with adequate reserves having been set aside on the books of such Restricted Company in accordance with GAAP, or (c) dismissed by a court of competent jurisdiction.

         8.5 Misrepresentation. Any representation or warranty made by any Consolidated Company contained in any Loan Paper shall at any time prove to have been incorrect in any material respect when made.

         8.6 Change of Control. (a) A Responsible Officer or Officers become the "beneficial owner" (as defined in Rule 13(d)(3) under the 1934 Act and herein so called) of 50% or more of the Voting Stock of Borrower; (b) any Special Shareholder or Special Shareholders become beneficial owners of 50% or more of the Voting Stock of Borrower; or (c) any other Person or two or more Persons (acting within the meaning of Rule 13(d)(3) under the 1934 Act), other than Persons described in CLAUSE (a) hereof, become the beneficial


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


owner of 20% or more of the Voting Stock of Borrower. As used herein, "Special Shareholders" shall mean (i) any Person or two or more Persons (acting within the meaning of Rule 13(d)(3) under the 1934 Act) who were on December 4, 1992 (or prior to any change in beneficial ownership were) beneficial owners of 20% or more of the Voting Stock of LDDS Communications, Inc., a Tennessee corporation and the predecessor of Borrower, or immediately prior to the merger between LDDS Communications, Inc., a Tennessee corporation, and Advanced Telecommunications Corporation, a Delaware corporation, were beneficial owners of 20% or more of the Voting Stock of either such company, and (ii) Metromedia Company, a Delaware general partnership.

         8.7 Default Under Other Agreements. (a) Any default exists under any agreement to which a Restricted Company is a party, the effect of which is to cause, or to permit any Person to cause, an amount of Debt of such Restricted Company in excess (individually or collectively) of $100,000,000 (or the equivalent thereof in another currency or currencies) to become due and payable by any Restricted Company (whether by acceleration or by its terms); or (b) any default exists under any material written or oral agreement, contract, commitment, or understanding to which a Restricted Company is a party, the effect of which would be a Material Adverse Event, unless, in the case of this CLAUSE (b), and so long as, such default is being contested by such Restricted Company in good faith by appropriate proceedings, and adequate reserves in respect thereof have been established on the books of such Restricted Company to the extent required by GAAP.

         8.8 Employee Benefit Plans. (a) A Reportable Event or Reportable Events, or a failure to make a required installment or other payment (within the meaning of Section 412(n)(1) of the Code), shall have occurred with respect to any Employee Plan or Plans that is expected to result in liability of Borrower to the PBGC or to a Plan in an aggregate amount exceeding $100,000,000 and, within 30 days after the reporting of any such Reportable Event to Administrative Agent or after the receipt by Administrative Agent of a statement required pursuant to SECTION 7.3(c) hereof, Administrative Agent shall have notified Borrower in writing that (i) Determining Lenders have made a reasonable determination that, on the basis of such Reportable Event or Reportable Events or the failure to make a required payment, there are grounds under Title IV of ERISA for the termination of such Employee Plan or Plans by the PBGC, or the appointment by the appropriate United States district court of a trustee to administer such Employee Plan or Plans or the imposition of a Lien pursuant to section 412(n) of the Code in favor of an Employee Plan and (ii) as a result thereof a Default exists hereunder; or (b) Borrower or any ERISA Affiliate has provided to any affected party a 60-day notice of intent to terminate an Employee Plan pursuant to a distress termination in accordance with section 4041(c) of ERISA if the liability expected to be incurred as a result of such termination will exceed $100,000,000; or (c) a trustee shall be appointed by a United States district court to administer any such Employee Plan; or (d) the PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any such Employee Plan; or (e)(i) Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability (within the meaning of section 4201 of ERISA) to such Multiemployer Plan, (ii) Borrower or such ERISA Affiliate does not have reasonable grounds for contesting such withdrawal liability or is not contesting such withdrawal liability in a timely and appropriate manner and (iii) the amount of such withdrawal liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with withdrawal liabilities (determined as of the date or dates of such notification), exceeds $100,000,000; or (f) Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate annual contributions of Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding $100,000,000.

         8.9 Default Under Facility A. The occurrence and continuance of a "Default" under Facility A.


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


         8.10 Validity and Enforceability of Loan Papers. Any Loan Paper shall, at any time after its execution and delivery and for any reason, cease to be in full force and effect in any material respect or be declared to be null and void (other than in accordance with the terms hereof or thereof) or the validity or enforceability thereof be contested by any Restricted Company party thereto or any Restricted Company shall deny in writing that it has any or any further liability or obligations under any Loan Paper to which it is a party.

SECTION 9         RIGHTS AND REMEDIES.

         9.1 Remedies Upon Default.

                  (a) If a Default exists under SECTION 8.3(C) or 8.3(D), the commitment to extend credit hereunder shall automatically terminate and the entire unpaid balance of the Obligation under this 364- Day Facility shall automatically become due and payable without any action or notice of any kind whatsoever.

                  (b) If any Default exists, Administrative Agent may (and, subject to the terms of SECTION 10, shall upon the request of Determining Lenders) or Determining Lenders may, do any one or more of the following: (i) if the maturity of the Obligation under this 364-Day Facility Agreement has not already been accelerated under SECTION 9.1(A), declare the entire unpaid balance of the Obligation under this 364-Day Facility, or any part thereof, immediately due and payable, whereupon it shall be due and payable; (ii) terminate the commitments of Lenders to extend credit hereunder; (iii) reduce any claim to judgment; (iv) to the extent permitted by Law, exercise (or request each Lender to, and each Lender shall be entitled to, exercise) the Rights of offset or banker's Lien against the interest of Borrower in and to every account and other property of Borrower which are in the possession of Administrative Agent or any Lender to the extent of the full amount of the Obligation (to the extent permitted by Law, Borrower being deemed directly obligated to each Lender in the full amount of the Obligation for such purposes); and (v) exercise any and all other legal or equitable Rights afforded by the Loan Papers, the Laws of the State of New York, or any other applicable jurisdiction as Administrative Agent shall deem appropriate, or otherwise, including, but not limited to, the Right to bring suit or other proceedings before any Governmental Authority either for specific performance of any covenant or condition contained in any of the Loan Papers or in aid of the exercise of any Right granted to Administrative Agent or any Lender in any of the Loan Papers.

         9.2 Company Waivers. To the extent permitted by Law, Borrower hereby waives presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agrees that its liability with respect to the Obligation (or any part thereof), shall not be affected by any renewal or extension in the time of payment of the Obligation (or any part thereof), by any indulgence, or by any release or change in any security for the payment of the Obligation (or any part thereof).

         9.3 Performance by Administrative Agent. If any covenant, duty, or agreement of any Consolidated Company is not performed in accordance with the terms of the Loan Papers, after the occurrence and during the continuance of a Default, Administrative Agent may, at its option (but subject to the approval of Determining Lenders), perform or attempt to perform such covenant, duty, or agreement on behalf of such Consolidated Company. In such event, any amount expended by Administrative Agent in such performance or attempted performance shall be payable by the Consolidated Companies, jointly and severally, to Administrative Agent on demand, shall become part of the Obligation, and shall bear interest at the Default Rate from the date of such expenditure by Administrative Agent until paid. Notwithstanding the foregoing, it is expressly understood that Administrative Agent does not assume and shall never have, except by its express written consent, any liability or responsibility for the performance of any covenant, duty, or agreement of any Consolidated Company.


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         9.4 Delegation of Duties and Rights. Lenders may perform any of their duties or exercise any of their Rights under the Loan Papers by or through their respective Representatives.

         9.5 Not in Control. Nothing in any Loan Paper shall, or shall be deemed to (a) give Administrative Agent, any Agent, or any Lender the Right to exercise control over the assets (including real property), affairs, or management of any Consolidated Company, (b) preclude or interfere with compliance by any Consolidated Company with any Law, or (c) require any act or omission by any Consolidated Company that may be harmful to Persons or property. Any "Material Adverse Event" or other materiality qualifier in any representation, warranty, covenant, or other provision of any Loan Paper is included for credit documentation purposes only and shall not, and shall not be deemed to, mean that Administrative Agent, any Agent, or any Lender acquiesces in any non-compliance by any Consolidated Company with any Law or document, or that Administrative Agent, any Agent, or any Lender does not expect the Consolidated Companies to promptly, diligently, and continuously carry out all appropriate removal, remediation, and termination activities required or appropriate in accordance with all Environmental Laws. Neither the Administrative Agent nor any Lender has any fiduciary relationship with or fiduciary duty to Borrower or any Consolidated Company arising out of or in connection with the Loan Papers, and the relationship between the Administrative Agent and Lenders, on the one hand, and Borrower, on the other hand, in connection with the Loan Papers is solely that of debtor and creditor. The power of Agents and Lenders under the Loan Papers is limited to the Rights provided in the Loan Papers, which Rights exist solely to assure payment and performance of the Obligation and may be exercised in a manner calculated by Agents and Lenders in their respective good faith business judgment.

         9.6 Course of Dealing. The acceptance by Administrative Agent or Lenders at any time and from time to time of partial payment on the Obligation shall not be deemed to be a waiver of any Default then existing. No waiver by Administrative Agent, Determining Lenders, or Lenders of any Default shall be deemed to be a waiver of any other then-existing or subsequent Default. No delay or omission by Administrative Agent, Determining Lenders, or Lenders in exercising any Right under the Loan Papers shall impair such Right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof, or the exercise of any other Right under the Loan Papers or otherwise.

         9.7 Cumulative Rights. All Rights available to Administrative Agent and Lenders under the Loan Papers are cumulative of and in addition to all other Rights granted to Administrative Agent and Lenders at law or in equity, whether or not the Obligation is due and payable and whether or not Administrative Agent or Lenders have instituted any suit for collection, foreclosure, or other action in connection with the Loan Papers.

         9.8 Application of Proceeds. Any and all proceeds ever received by Administrative Agent or Lenders from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation in the order and manner set forth in SECTION 3.11.

         9.9 Certain Proceedings. Borrower will promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers Administrative Agent or Lenders may reasonably request in connection with the obtaining of any consent, approval, registration, qualification, permit, license, or authorization of any Governmental Authority or other Person necessary or appropriate for the effective exercise of any Rights under the Loan Papers. Because Borrower agrees that Administrative Agent's and Lenders' remedies at Law for failure of Borrower to comply with the provisions of this paragraph would be inadequate and that such failure would not be adequately compensable in damages, Borrower agrees that the covenants of this paragraph may be specifically enforced.


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         9.10 Limitation of Rights. Notwithstanding any other provision of this
Agreement or any other Loan Paper, any action taken or proposed to be taken by Administrative Agent or any other Agent or any Lender under any Loan Paper which would affect the operational, voting, or other control of any Consolidated Company, shall be pursuant to Section 310(d) of the Communications Act of 1934 (as amended), any applicable state Law, and the applicable rules and regulations thereunder and, if and to the extent required thereby, subject to the prior consent of the FCC or any applicable PUC.

         9.11 Expenditures by Lenders. Borrower shall promptly pay within fifteen (15) Business Days after request therefor (a) all reasonable costs, fees, and expenses paid or incurred by Administrative Agent incident to any Loan Paper (including, but not limited to, the reasonable fees and expenses of counsel to Administrative Agent and the allocated cost of internal counsel in connection with the negotiation, preparation, delivery, execution, coordination and administration of the Loan Papers and any related amendment, waiver, or consent) and (b) all reasonable costs and expenses of Lenders, and Administrative Agent incurred by Administrative Agent, or any Lender in connection with the enforcement of the obligations of any Restricted Company arising under the Loan Papers (including, without limitation, costs and expenses incurred in connection with any workout or bankruptcy) or the exercise of any Rights arising under the Loan Papers (including, but not limited to, reasonable attorneys' fees including allocated cost of internal counsel, court costs and other costs of collection), all of which shall be a part of the Obligation and shall bear interest at the Default Rate from the date due until the date repaid by Borrower.

         9.12 INDEMNIFICATION. BORROWER, FOR ITSELF AND ON BEHALF OF THE OTHER RESTRICTED COMPANIES, INDEMNIFIES, PROTECTS, AND HOLDS ADMINISTRATIVE AGENT, EACH OTHER AGENT, AND EACH LENDER AND THEIR RESPECTIVE AFFILIATES, PARENTS, AND SUBSIDIARIES, AND EACH OF THE FOREGOING PARTIES' RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS, ASSIGNS, AND ATTORNEYS (COLLECTIVELY, THE "INDEMNIFIED PARTIES") HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, AND PROCEEDINGS AND ALL REASONABLE AND NECESSARY COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, ALL REASONABLE ATTORNEYS' FEES AND LEGAL EXPENSES INCLUDING ALLOCATED COST OF INTERNAL COUNSEL, AND AMOUNTS PAID IN SETTLEMENT WHETHER OR NOT SUIT IS BROUGHT), AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER, AND AMOUNTS PAID IN SETTLEMENT (THE "INDEMNIFIED LIABILITIES") WHICH MAY AT ANY TIME BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE INDEMNIFIED PARTIES, IN ANY WAY RELATING TO OR ARISING OUT OF (a) THE DIRECT OR INDIRECT RESULT OF THE VIOLATION BY ANY CONSOLIDATED COMPANY OF ANY ENVIRONMENTAL LAW, AS WELL AS ANY AMENDMENT AND SUPPLEMENT THERETO AND ANY STATE COUNTERPART THEREOF; (b) ANY CONSOLIDATED COMPANY'S GENERATION, MANUFACTURE, PRODUCTION, STORAGE, TRANSPORTATION, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL OR PRESENCE IN CONNECTION WITH ITS PROPERTIES OF A HAZARDOUS SUBSTANCE (INCLUDING, WITHOUT LIMITATION, (i) ALL DAMAGES ARISING FROM ANY SUCH USE, GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, OR PRESENCE, OR (ii) THE COSTS OF ANY REQUIRED OR NECESSARY ENVIRONMENTAL INVESTIGATION, MONITORING, REPAIR, CLEANUP, OR DETOXIFICATION AND THE PREPARATION AND IMPLEMENTATION OF ANY CLOSURE, REMEDIAL, OR OTHER PLANS); OR
(c) THE LOAN PAPERS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN OR THE USE OF PROCEEDS OF ANY BORROWING, TO THE EXTENT THAT ANY OF THE INDEMNIFIED LIABILITIES RESULTS, DIRECTLY OR INDIRECTLY, FROM ANY CLAIM MADE OR ACTION, SUIT, OR PROCEEDING COMMENCED BY OR ON BEHALF OF ANY PERSON OTHER THAN BY THE INDEMNIFIED PARTIES; (PROVIDED THAT, NONE OF THE RESTRICTED COMPANIES SHALL HAVE ANY OBLIGATION HEREUNDER TO ANY INDEMNIFIED PARTY WITH RESPECT TO ANY INDEMNIFIED LIABILITY ARISING FROM (i) THE FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY OR ANY ASSOCIATED PERSON OF SUCH INDEMNIFIED PARTY, OR (ii) LEGAL PROCEEDINGS COMMENCED AGAINST ANY INDEMNIFIED PARTY BY ANY SECURITY HOLDER OR CREDITOR THEREOF ARISING OUT OF AND BASED UPON RIGHTS AFFORDED TO SUCH PERSON SOLELY IN SUCH CAPACITY). AS USED IN THIS PARAGRAPH, THE TERM "ASSOCIATED PERSON" MEANS, WITH RESPECT TO ANY PERSON, THE AFFILIATES, PARENTS, SUBSIDIARIES, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES,


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AGENTS, SUCCESSORS, ASSIGNS, AND ATTORNEYS OF SUCH PERSON, OR OF ANOTHER PERSON
OF WHICH SUCH PERSON IS ALSO AN ASSOCIATED PERSON. THE PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATION SET FORTH IN THIS PARAGRAPH SHALL SURVIVE THE SATISFACTION AND PAYMENT OF THE OBLIGATION AND TERMINATION OF THIS AGREEMENT. AN INDEMNIFIED PARTY WILL PROMPTLY NOTIFY THE RESTRICTED COMPANIES UPON RECEIPT OF WRITTEN NOTICE OF ANY CLAIM, ACTION, SUIT, OR PROCEEDING MADE, COMMENCED, OR THREATENED THAT COULD GIVE RISE TO AN INDEMNIFIED LIABILITY AND AFFORD THE RESTRICTED COMPANIES FIRST RIGHT TO DEFEND OR RESOLVE THE SAME (WITH COUNSEL REASONABLY SATISFACTORY TO SUCH INDEMNIFIED PARTY); PROVIDED THAT, ANY FAILURE BY SUCH INDEMNIFIED PARTY TO GIVE SUCH NOTICE SHALL NOT RELIEVE THE RESTRICTED COMPANIES FROM THEIR OBLIGATIONS TO INDEMNIFY THE INDEMNIFIED PARTY TO THE EXTENT SUCH FAILURE DOES NOT PREJUDICE THE ABILITY OF THE RESTRICTED COMPANIES TO DEFEND OR RESOLVE ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING. THE RESTRICTED COMPANIES SHALL NOT SETTLE ANY SUCH CLAIM OR ACTION WITHOUT THE CONSENT OF SUCH INDEMNIFIED PARTY, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED. IF THE RESTRICTED COMPANIES ASSUME ANY DEFENSE, THEY SHALL KEEP THE APPLICABLE INDEMNIFIED PARTIES FULLY ADVISED OF THE STATUS OF, AND SHALL CONSULT WITH THOSE INDEMNIFIED PARTIES BEFORE TAKING ANY MATERIAL POSITION IN RESPECT OF, THAT PROCEEDING. IF (I) COUNSEL FOR ANY INDEMNIFIED PARTY DETERMINES IN GOOD FAITH THAT THERE IS A CONFLICT WHICH REQUIRES SEPARATE REPRESENTATION FOR THE RESTRICTED COMPANIES AND SUCH INDEMNIFIED PARTY OR FOR SUCH INDEMNIFIED PARTY AND ANY OTHER INDEMNIFIED PARTY OR (II) THE RESTRICTED COMPANIES FAIL TO ASSUME OR PROCEED IN A TIMELY AND REASONABLE MANNER WITH THE DEFENSE OF SUCH ACTION OR FAIL TO EMPLOY COUNSEL REASONABLY SATISFACTORY TO SUCH INDEMNIFIED PARTY IN ANY SUCH ACTION, THEN IN EITHER SUCH EVENT THE INDEMNIFIED PARTY SHALL BE ENTITLED TO SELECT COUNSEL OF ITS OWN CHOICE TO REPRESENT THE INDEMNIFIED PARTY, AND THE RESTRICTED COMPANIES SHALL NO LONGER BE ENTITLED TO ASSUME THE DEFENSE THEREOF ON BEHALF OF SUCH INDEMNIFIED PARTY, AND SUCH INDEMNIFIED PARTY SHALL CONTINUE TO BE ENTITLED TO INDEMNIFICATION (INCLUDING, WITHOUT LIMITATION, REASONABLE FEES AND DISBURSEMENTS OF COUNSEL INCLUDING ALLOCATED COST OF INTERNAL COUNSEL) TO THE EXTENT PROVIDED IN THIS INDEMNIFICATION PROVISION. NOTHING HEREIN SHALL PRECLUDE ANY INDEMNIFIED PARTY, AT ITS OWN EXPENSE, FROM RETAINING ADDITIONAL COUNSEL TO REPRESENT SUCH PARTY IN ANY ACTION WITH RESPECT TO WHICH INDEMNITY MAY BE SOUGHT FROM THE RESTRICTED COMPANIES HEREUNDER. NO INDEMNIFIED PARTY SHALL SETTLE ANY SUCH CLAIM OR ACTION WITHOUT THE CONSENT OF THE RESTRICTED COMPANIES, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED.

SECTION 10        AGREEMENT AMONG LENDERS.

         10.1     Administrative Agent.

                  (a) Each Lender (including any Lender in its capacity as a Swing Line Lender) hereby appoints Bank of America (and Bank of America hereby accepts such appointment) as its nominee and agent, in its name and on its behalf: (i) to act as nominee for and on behalf of such Lender in and under all Loan Papers; (ii) to arrange the means whereby the funds of Lenders are to be made available to Borrower under the Loan Papers; (iii) to take such action as may be requested by any Lender under the Loan Papers (when such Lender is entitled to make such request under the Loan Papers and after such requesting Lender has obtained the concurrence of such other Lenders as may be required under the Loan Papers); (iv) to receive all documents and items to be furnished to Lenders under the Loan Papers; (v) to be the secured party, mortgagee, beneficiary, and similar party in respect of, and to receive, as the case may be, any collateral for the benefit of Lenders;
         (vi) to timely distribute, and Administrative Agent agrees to so distribute, to each Lender all material information, requests, documents, and items received from Borrower under the Loan Papers;
         (vii) to promptly distribute to each Lender its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Papers; (viii) to deliver to the appropriate Persons requests, demands, approvals,


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


         and consents received from Lenders; and (ix) to execute, on behalf of Lenders, such releases or other documents or instruments as are permitted by the Loan Papers or as directed by Lenders from time to time; provided, however, Administrative Agent shall not be required to take any action which exposes Administrative Agent to personal liability or which is contrary to the Loan Papers or applicable Law.

                  (b) Administrative Agent may resign at any time as Administrative Agent under the Loan Papers by giving written notice thereof to Lenders and may be removed as Administrative Agent under the Loan Papers at any time with cause by Determining Lenders. Should the initial or any successor Administrative Agent ever cease to be a party hereto or should the initial or any successor Administrative Agent ever resign or be removed as Administrative Agent, then Determining Lenders shall elect the successor Administrative Agent from among the Lenders (other than the resigning Administrative Agent). If no successor Administrative Agent shall have been so appointed by Determining Lenders, within 30 days after the retiring Administrative Agent's giving of notice of resignation or Determining Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent, which shall be a commercial bank having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of any appointment as Administrative Agent under the Loan Papers by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the Rights of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations of Administrative Agent under the Loan Papers, and each Lender shall execute such documents as any Lender may reasonably request to reflect such change in and under the Loan Papers. After any retiring Administrative Agent's resignation or removal as Administrative Agent under the Loan Papers, the provisions of this SECTION 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Papers.

                  (c) Administrative Agent, in its capacity as a Lender, shall have the same Rights under the Loan Papers as any other Lender and may exercise the same as though it were not acting as Administrative Agent; the term "Lender" shall, unless the context otherwise indicates, include Administrative Agent; and any resignation, or removal of by Administrative Agent hereunder shall not impair or otherwise affect any Rights which it has or may have in its capacity as an individual Lender. Each Lender and Borrower agree that Administrative Agent is not a fiduciary for Lenders or for Borrower but simply is acting in the capacity described herein to alleviate administrative burdens for both Borrower and Lenders, that Administrative Agent has no duties or responsibilities to Lenders or Borrower except those expressly set forth herein, and that Administrative Agent in its capacity as a Lender has all Rights of any other Lender.

                  (d) Administrative Agent and its Affiliates may now or hereafter be engaged in one or more loan, letter of credit, leasing, or other financing transactions with Borrower, act as trustee or depositary for Borrower, or otherwise be engaged in other transactions with Borrower (collectively, the "OTHER ACTIVITIES") not the subject of the Loan Papers. Without limiting the Rights of Lenders specifically set forth in the Loan Papers, Administrative Agent and its Affiliates shall not be responsible to account to Lenders for such other activities, and no Lender shall have any interest in any other activities, any present or future guaranties by or for the account of Borrower which are not contemplated or included in the Loan Papers, any present or future offset exercised by Administrative Agent and its Affiliates in respect of such other activities, any present or future property taken as security for any such other activities, or any property now or hereafter in the possession or control of Administrative Agent or its Affiliates which may be or become security for the obligations of Borrower arising under the Loan Papers by reason of the general description of indebtedness secured or of property contained in any other agreements, documents or instruments related to any such other activities; provided that, if any payments in respect of such guaranties or such property or the proceeds


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


         thereof shall be applied to reduction of the obligations of Borrower arising under the Loan Papers, then each Lender shall be entitled to share in such application ratably.

                  (e) Each Lender acknowledges that, and consents to, Bank of America's also serving as the "Administrative Agent" under the Facility A Agreement.

         10.2 Expenses. Upon demand by Administrative Agent, each Lender shall pay its Pro Rata Part of any reasonable expenses (including, without limitation, court costs, reasonable attorneys' fees and other costs of collection) incurred by Administrative Agent in connection with any of the Loan Papers if and to the extent Administrative Agent does not receive reimbursement therefor from other sources within 60 days after incurred; provided that each Lender shall be entitled to receive its Pro Rata Part of any reimbursement for such expenses, or part thereof, which Administrative Agent subsequently receives from such other sources.

         10.3 Proportionate Absorption of Losses. Except as otherwise provided in the Loan Papers, nothing in the Loan Papers shall be deemed to give any Lender any advantage over any other Lender insofar as the Obligation arising under the Loan Papers is concerned, or to relieve any Lender from absorbing its Pro Rata Part of any losses sustained with respect to the Obligation (except to the extent such losses result from unilateral actions or inactions of any Lender that are not made in accordance with the terms and provisions of the Loan Papers).

         10.4 Delegation of Duties; Reliance. Administrative Agent may perform any of its duties or exercise any of its Rights under the Loan Papers by or through its Representatives. Administrative Agent and its Representatives shall
(a) be entitled to rely upon (and shall be protected in relying upon) any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telecopy, telegram, telex or teletype message, statement, order, or other documents or conversation believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by Administrative Agent, (b) be entitled to deem and treat each Lender as the owner and holder of the Principal Debt owed to such Lender for all purposes until, subject to SECTION 11.13, written notice of the assignment or transfer thereof shall have been given to and received by Administrative Agent (and any request, authorization, consent, or approval of any Lender shall be conclusive and binding on each subsequent holder, assignee, or transferee of the Principal Debt owed to such Lender or portion thereof until such notice is given and received), (c) not be deemed to have notice of the occurrence of a Default unless a responsible officer of Administrative Agent, who handles matters associated with the Loan Papers and transactions thereunder, has actual knowledge thereof or Administrative Agent has been notified thereof by a Lender or Borrower, and (d) be entitled to consult with legal counsel (including counsel for Borrower), independent accountants and other experts selected by Administrative Agent and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts.

         10.5     Limitation of Liability.

                  (a) None of the Agents or any of their respective Representatives shall be liable for any action taken or omitted to be taken by it or them under the Loan Papers in good faith and reasonably believed by it or them to be within the discretion or power conferred upon it or them by the Loan Papers or be responsible for the consequences of any error of judgment, except for fraud, gross negligence, or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction; and none of the Agents or any of their respective Representatives has a fiduciary relationship with any Lender by virtue of the Loan Papers (provided that nothing herein shall negate the obligation of Administrative Agent to account for funds received by it for the account of any Lender).

                  (b) Unless indemnified to its satisfaction against loss, cost, liability, and expense, no Agent shall be compelled to do any act under the Loan Papers or to take any action toward the


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


         execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Papers. If any Agent requests instructions from Lenders or Determining Lenders, as the case may be, with respect to any act or action (including, but not limited to, any failure to act) in connection with any Loan Paper, such Agent shall be entitled (but shall not be required) to refrain (without incurring any liability to any Person by so refraining) from such act or action unless and until it has received such instructions. In no event, however, shall any Agent or any of its respective Representatives be required to take any action which it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender shall have any right of action against any Agent as a result of such Agent's acting or refraining from acting hereunder in accordance with the instructions of Determining Lenders.

                  (c) Agents shall not be responsible in any manner to any Lender or any Participant for, and each Lender represents and warrants that it has not relied upon Agents in respect of, (i) the creditworthiness of any Restricted Company and the risks involved to such Lender, (ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Loan Paper, (iii) any representation, warranty, document, certificate, report, or statement made therein or furnished thereunder or in connection therewith, (iv) the existence, priority, or perfection of any Lien hereafter granted or purported to be granted under any Loan Paper, or (v) observation of or compliance with any of the terms, covenants, or conditions of any Loan Paper on the part of any Restricted Company. Each Lender agrees to indemnify each Agent and its respective Representatives and hold them harmless from and against (but limited to such Lender's Pro Rata Part of) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses, and reasonable disbursements of any kind or nature whatsoever which may be imposed on, asserted against, or incurred by them in any way relating to or arising out of the Loan Papers or any action taken or omitted by them under the Loan Papers, to the extent any Agent and its respective Representatives are not reimbursed for such amounts by any Restricted Company (provided that, no Agent and its respective Representatives shall have the right to be indemnified hereunder for its or their own fraud, gross negligence, or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction).

         10.6 Default; Collateral. Upon the occurrence and continuance of a Default, Lenders agree to promptly confer in order that Determining Lenders or Lenders, as the case may be, may agree upon a course of action for the enforcement of the Rights of Lenders; and Administrative Agent shall be entitled to refrain from taking any action (without incurring any liability to any Person for so refraining) unless and until Administrative Agent shall have received instructions from Determining Lenders. In actions with respect to any property of Borrower, Administrative Agent is acting for the ratable benefit of each Lender. Any and all agreements to subordinate (whether made heretofore or hereafter) other indebtedness or obligations of Borrower to the Obligation shall be construed as being for the ratable benefit of each Lender. If Administrative Agent acquires any security for the Obligation or any guaranty of the Obligation upon or in lieu of foreclosure, the same shall be held for the ratable benefit of all Lenders in proportion to the Principal Debt respectively owed to each Lender.

         10.7 Limitation of Liability. To the extent permitted by Law, (a) no Agent (acting in its respective agent capacity) shall incur any liability to any other Lender, Agent, or Participant, except for acts or omissions resulting from its own fraud, gross negligence or wilful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction, and (b) no Agent, nor any Lender or Participant shall incur any liability to any other Person for any act or omission of any other Lender or any other Participant.

         10.8 Relationship of Lenders. Nothing herein shall be construed as creating a partnership or joint venture among Agents and Lenders or among Lenders.


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


         10.9 Benefits of Agreement. Except for the representations and covenants in SECTION 10.1(C) in favor of Borrower, none of the provisions of this SECTION 10 shall inure to the benefit of any Restricted Company or any other Person other than Lenders and Agents; consequently, neither any Restricted Company nor any other Person shall be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of any Lender or Agent to comply with such provisions.

         10.10 Co-Syndication Agents. None of the Lenders identified in this Agreement as a "Co-Syndication Agent" shall have any rights, powers, obligations, liabilities, responsibilities, or duties under this Agreement, other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as a "Co-Syndication Agent" shall have or be deemed to have any fiduciary relationship with any Lender.

SECTION 11        MISCELLANEOUS.

         11.1 Headings. The headings, captions, and arrangements used in any of the Loan Papers are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Papers, nor affect the meaning thereof.

         11.2 Nonbusiness Days. In any case where any payment or action is due under any Loan Paper on a day which is not a Business Day, such payment or action may be delayed until the next-succeeding Business Day, but interest and fees shall continue to accrue in respect of any payment to which they are applicable until such payment is in fact made; provided that, if in the case of any such payment in respect of a Eurodollar Rate Borrowing the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

         11.3 Communications. Unless specifically otherwise provided, whenever any Loan Paper requires or permits any consent, approval, notice, request, or demand from one party to another, such communication must be in writing (which may be by telex or telecopy) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the telex number, if any, for such party, and the appropriate answer back is received, (b) if by telecopy, when transmitted to the telecopy number for such party (and all such communications sent by telecopy shall be confirmed promptly thereafter by personal delivery or mailing in accordance with the provisions of this section; provided, that any requirement in this parenthetical shall not affect the date on which such telecopy shall be deemed to have been delivered), (c) if by mail, on the third Business Day after it is enclosed in an envelope, properly addressed to such party, properly stamped, sealed, and deposited in the appropriate official postal service, or (d) if by any other means, when actually delivered to such party. Until changed by notice pursuant hereto, the address (and telex and telecopy numbers, if any) for Administrative Agent and each other Agent and each Lender is set forth on SCHEDULE 2.1, and for Borrower and each Restricted Company is the address set forth below. A copy of each communication to Administrative Agent shall also be sent to Haynes and Boone, L.L.P., 901 Main Street, Dallas, Texas 75202, Fax: 214/651- 5940, Attn: Karen S. Nelson; a copy of each communication to any Consolidated Company shall also be sent to MCI WORLDCOM, INC., 500 Clinton Center Drive, Clinton, MS 39056, Attn: Sunit S. Patel, Fax: 601/460-8110, and to MCI WORLDCOM, INC., 10777 Sunset Office Drive, St. Louis, MO 63127, Attn: Bruce Borghardt, Fax: 314/909-4101.

         11.4 Form and Number of Documents. Each agreement, document, instrument, or other writing to be furnished under any provision of this Agreement must be in form and substance and in such number of counterparts as may be reasonably satisfactory to Administrative Agent and its counsel.

         11.5 Exceptions to Covenants. No Restricted Company shall take any action or fail to take any action which is permitted as an exception to any of the covenants contained in any Loan Paper if such action or omission would result in the breach of any other covenant contained in any of the Loan Papers.


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


         11.6 Survival. All covenants, agreements, undertakings, representations, and warranties made in any of the Loan Papers shall survive all closings under the Loan Papers and, except as otherwise indicated, shall not be affected by any investigation made by any party. All rights of, and provisions relating to, reimbursement and indemnification of Administrative Agent, any Agent, or any Lender shall survive termination of this Agreement and payment in full of the Obligation.

         11.7 Governing Law. THE LOAN PAPERS HAVE BEEN ENTERED INTO PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE LAWS (OTHER THAN CONFLICT-OF-LAWS PROVISIONS THEREOF) OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES TO THE LOAN PAPERS AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THE LOAN PAPERS.

         11.8 Invalid Provisions. If any provision in any Loan Paper is held to be illegal, invalid, or unenforceable, such provision shall be fully severable; the appropriate Loan Paper shall be construed and enforced as if such provision had never comprised a part thereof; and the remaining provisions thereof shall remain in full force and effect and shall not be affected by such provision or by its severance therefrom. Administrative Agent, Lenders, and each Restricted Company party to such Loan Paper agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid, and enforceable.

         11.9 Entirety. THE RIGHTS AND OBLIGATIONS OF THE RESTRICTED COMPANIES, LENDERS, AND ADMINISTRATIVE AGENT SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AGREEMENT (AS AMENDED IN WRITING FROM TIME TO TIME) AND THE OTHER WRITTEN LOAN PAPERS EXECUTED BY ANY RESTRICTED COMPANY, ANY LENDER, ADMINISTRATIVE AGENT, OR ANY OTHER AGENT (TOGETHER WITH ALL FEE LETTERS AS THEY RELATE TO THE PAYMENT OF FEES AFTER THE CLOSING DATE) REPRESENT THE FINAL AGREEMENT BETWEEN THE RESTRICTED COMPANIES, LENDERS, AND/OR ADMINISTRATIVE AGENT, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

         11.10 Jurisdiction; Venue; Service of Process; Jury Trial. EACH PARTY HERETO, IN EACH CASE FOR ITSELF, ITS SUCCESSORS AND ASSIGNS (AND IN THE CASE OF BORROWER, FOR EACH OF ITS SUBSIDIARIES), HEREBY (a) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THE LOAN PAPERS AND THE OBLIGATION BY SERVICE OF PROCESS AS PROVIDED BY NEW YORK LAW, (b) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE LOAN PAPERS AND THE OBLIGATION BROUGHT IN ANY SUCH COURT,
(c) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (d) AGREES TO DESIGNATE AND MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN NEW YORK, NEW YORK IN CONNECTION WITH ANY SUCH LITIGATION AND TO DELIVER TO ADMINISTRATIVE AGENT EVIDENCE THEREOF, IF REQUESTED, (e) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, AT ITS ADDRESS SET FORTH HEREIN, (f) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY HERETO ARISING OUT OF OR IN CONNECTION WITH THE LOAN PAPERS OR THE OBLIGATION SHALL BE BROUGHT IN ONE OF THE AFOREMENTIONED COURTS, AND (g) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY LOAN PAPER OR THE TRANSACTIONS CONTEMPLATED THEREBY. The scope of each of the foregoing waivers is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction,


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


including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower (for itself and on behalf of each of its Subsidiaries) and each other party to this Agreement acknowledge that this waiver is a material inducement to the agreement of each party hereto to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and each will continue to rely on each of such waivers in related future dealings. Borrower (for itself and on behalf of each of its Subsidiaries) and each other party to this Agreement warrant and represent that they have reviewed these waivers with their legal counsel, and that they knowingly and voluntarily agree to each such waiver following consultation with legal counsel. THE WAIVERS IN THIS SECTION 11.10 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THESE WAIVERS SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS, AND REPLACEMENTS TO OR OF THIS OR ANY OTHER LOAN PAPER. In the event of Litigation, this Agreement may be filed as a written consent to a trial by the court.

         11.11    Amendments, Consents, Conflicts, and Waivers.

                  (a) Except as otherwise specifically provided, (i) this Agreement may only be amended, modified or waived by an instrument in writing executed jointly by Borrower and Determining Lenders, and, in the case of any matter affecting Administrative Agent (except removal of Administrative Agent as provided in SECTION 10), by Administrative Agent, and may only be supplemented by documents delivered or to be delivered in accordance with the express terms hereof, and (ii) the other Loan Papers may only be the subject of an amendment, modification, or waiver if Borrower and Determining Lenders, and, in the case of any matter affecting Administrative Agent (except as set forth above), Administrative Agent, have approved same.

                  (b) Any amendment to or consent or waiver under this Agreement or any Loan Paper which purports to accomplish any of the following must be by an instrument in writing executed by Borrower and executed (or approved, as the case may be) by each Lender, and, in the case of any matter affecting Administrative Agent, by Administrative Agent: (i) extends the due date or decreases the amount of any scheduled payment of the Obligation arising under the Loan Papers beyond the date specified in the Loan Papers; (ii) reduces the interest rate or decreases the amount of interest, fees, or other sums payable to Administrative Agent or Lenders hereunder (except such reductions as are contemplated by this Agreement); (iii) changes the definition of "APPLICABLE MARGIN" (other than changes having the effect of increasing such Applicable Margin), "DETERMINING LENDERS," "PRO RATA," or "PRO RATA PART" (other than modifications to the definitions of "PRO RATA" or "PRO RATA PART" as a result of changes in the definition of "COMMITMENT"), or (iv) except as otherwise permitted by any Loan Paper, waives compliance with, amends, or releases (in whole or in part) any guaranty (if any) or releases (in whole or in part) any collateral, if any, for the Obligation; or (v) changes this CLAUSE (b), SECTION 2.8 or any other matter specifically requiring the consent of all Lenders hereunder. No amendment or waiver with respect to the definition of "TERMINATION DATE" or "TERM LOAN MATURITY DATE" may be made without the consent of all Lenders. Without the consent of such Lender, no Lender's "COMMITTED SUM"under this 364-Day Facility may be increased.

                  (c) Any conflict or ambiguity between the terms and provisions herein and terms and provisions in any other Loan Paper shall be controlled by the terms and provisions herein.

                  (d) No course of dealing nor any failure or delay by Administrative Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Administrative Agent or any Lender hereunder shall operate as a waiver thereof. A waiver must be in writing and signed by Administrative Agent and Determining Lenders (or by all Lenders, if required hereunder) to be effective, and such waiver will be effective only in the specific instance and for the specific purpose for which it is given.


                                          AMENDED AND RESTATED 364-DAY REVOLVING
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


         11.12 Multiple Counterparts. This Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that each Lender execute the same counterpart so long as identical counterparts are executed by Borrower, each Lender, and Administrative Agent. This Agreement shall become effective when counterparts hereof shall have been executed and delivered to Administrative Agent by each Lender, Administrative Agent, and Borrower, or, when Administrative Agent shall have received telecopied, telexed, or other evidence satisfactory to it that such party has executed and is delivering to Administrative Agent a counterpart hereof.

         11.13 Successors and Assigns; Assignments and Participations.

                  (a) This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns, except that (i) assignments by Borrower are subject to the restrictions of SECTION 7.16, and (ii) except as permitted under this Section, no Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligation.

                  (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its Rights and obligations under this Agreement and the other Loan Papers (including, without limitation, all or a portion of its Borrowings, its Notes [to the extent such Principal Debt owed to such Lender is evidenced by Notes]); provided, however, that:

                           (i) each such assignment shall be to an Eligible
                  Assignee;

                           (ii) except in the case of an assignment to another
                  Lender or an assignment of all of a Lender's Rights and obligations under this Agreement and the other Loan Papers, any such partial assignment (when aggregated with the amounts of any concurrent assignments under Facility A by the assigning Lender to the same assignee) shall be in an amount at least equal to $10,000,000, but in no event shall an assigned interest in either Facility A or the 364- Day Facility be less than $1,000,000 (except in case of an assignment of all of such 364-Day Facility Lender's interest in any such facility);

                           (iii) each such assignment by a Lender shall be of a
                  constant, and not varying, percentage of all of its Rights and obligations under this Agreement and the Notes (to the extent the Principal Debt owed to the assigning Lender is evidenced by any Notes); provided, that notwithstanding the foregoing, assignment of any Rights and obligations of any Swing Line Lender under the Swing Line Subfacility shall be governed by
                  SECTION 11.13(B)(VI);

                           (iv) each such assignment shall exclude Competitive
                  Borrowings, unless the assigning Lender is selling all of its Rights and obligations under the Loan Papers;

                           (v) the parties to such assignment shall execute and
                  deliver to the Administrative Agent for its acceptance an Assignment and Acceptance Agreement in the form of EXHIBIT E hereto, together with any Notes subject to such assignment (to the extent the Principal Debt owed to the assigning Lender is evidenced by any Notes) and a processing fee of $3,500;

                           (vi) no Swing Line Lender may assign any portion of
                  its obligations under the Swing Line Subfacility and its related portion of the Commitment, unless such assignment is being made in connection with the sale of all such Swing Line Lender's Rights and interests under the Loan Papers.


                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT

         Upon execution, delivery, and acceptance of such Assignment and Acceptance Agreement, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, Rights, and benefits of a Lender under the Loan Papers and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under the Loan Papers. Upon the consummation of any assignment pursuant to this Section, but only upon the request of the assignor or assignee made through Administrative Agent, Borrower shall issue appropriate Notes to the assignor and the assignee, reflecting such assignment and acceptance. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with SECTION 3.20(d).

                  (c) The Administrative Agent shall maintain at its address referred to in SECTION 11.3 a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment, and principal amount of the Borrowings owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of the Loan Papers. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Upon the consummation of any assignment in accordance with this SECTION 11.13,
         SCHEDULE 2.1 AND SCHEDULE 2.2 shall automatically be deemed amended (to the extent required) by Administrative Agent to reflect the name, address, and respective Committed Sums of the assignor and assignee.

                  (d) Upon its receipt of an Assignment and Acceptance Agreement executed by the parties thereto, together with any Notes subject to such assignment (to the extent the Principal Debt owed to the assigning Lender is evidenced by any Notes) and payment of the processing fee, the Administrative Agent shall, if such assignment and acceptance has been completed and is in substantially the form of EXHIBIT E hereto,
         (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

                  (e) Each Lender may sell participations to one or more Persons (each a "PARTICIPANT") in all or a portion of its Rights, obligations, or Rights and obligations under this Agreement and related Loan Papers (including all or a portion of its Committed Sum or its portion of Borrowings advanced under this Agreement); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged;
         (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; (iii) the Participant shall be entitled to the benefit of the yield protection provisions contained in SECTIONS 3.15, 3.19, and 3.20 (so long as Borrower shall not be obligated to pay any amount in excess of the amount that would be due to such Lender under such Sections as though no participations have been made) and the right of set-off contained in SECTION 3.13;
         (iv) Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's Rights and obligations under this Agreement and the other Loan Papers and such Lender shall retain the sole Right to enforce the obligations of Borrower relating to Borrowings under this Agreement and its Notes (to the extent the Principal Debt owed to such Lender is evidenced by Notes) and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on the Principal Debt, extending any scheduled principal payment date or date fixed for the payment of interest on the Principal Debt, or extending such Lender's Committed Sum); and (v) such Lender shall be solely responsible for any withholding taxes or any filing or reporting requirements relating to such participation and shall hold Borrower and Administrative Agent and their respective successors, permitted assigns, officers, directors, employees, agents, and


                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT
         representatives harmless against the same. Except in the case of the sale of a participating interest to another Lender, the relevant participation agreement shall not permit the Participant to transfer, pledge, assign, sell participations in, or otherwise encumber its portion of the Obligation, unless the consent of the transferring Lender (which consent will not be unreasonably withheld) has been obtained.

                  (f) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Borrowings and its Notes (to the extent the Principal Debt owed to such Lender is evidenced by any Notes) to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

                  (g) Any Lender may furnish any information concerning the Consolidated Companies in the possession of such Lender from time to time to Eligible Assignees and Participants (including prospective Eligible Assignees and Participants), subject, however, to the provisions of SECTION 11.15 hereof.

                  (h) Notwithstanding anything to the contrary contained herein, any Lender may grant (a "GRANTING BANK") to a special purpose funding vehicle (an "SPC"), identified as such in writing from time to time by the Granting Bank to Administrative Agent and Borrower, the option to provide to Borrower all or any part of any Borrowing that such Granting Bank would otherwise be obligated to make to Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Borrowing, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Borrowing, Granting Bank shall be obligated to make such Borrowing pursuant to the terms hereof, (iii) such Granting Bank's obligations under this Agreement shall remain unchanged, and (iv) such Granting Bank shall remain solely responsible to the other parties hereto for the performance of obligations hereunder. The making of a Borrowing by an SPC hereunder shall utilize the Committed Sum of Granting Bank to the same extent, and as if, such Borrowing were made by such Granting Bank. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting
         Bank). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any state thereof. In addition, notwithstanding anything to the contrary contained in this paragraph, any SPC may (i) without paying any processing fee therefor, assign all or a portion of its interests in any Borrowing to the Granting Bank (with notice to, but without the prior written consent of Borrower and Administrative Agent) or to any financial institutions (with notice to and the prior written consent of Borrower and Administrative Agent), in each case providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Borrowing and (ii) disclose on a confidential basis any non-public information relating to its Borrowing to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC, subject to the provisions of SECTION 11.15 hereof.

         11.14 Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. Each Restricted Company's obligations under the Loan Papers shall remain in full force and effect until termination of the Commitment and payment in full of the Principal Debt and of all interest, fees, and other amounts of the Obligation then due and owing (and termination of all outstanding LCs with any Lender, if any, unless such Lender shall otherwise consent) except that SECTIONS 3.15, 3.19, 3.20, SECTION 9, and SECTION 11, and any other provisions under the Loan Papers expressly intended to survive by the terms hereof or by the terms of the


                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT
applicable Loan Papers, shall survive such termination. If at any time any payment of the principal of or interest on any Note or any other amount payable by Borrower under any Loan Paper is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, the obligations of each Restricted Company under the Loan Papers with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         11.15 Confidentiality. All information furnished by or on behalf of any Restricted Company in connection with or pursuant to this Agreement or any of the Loan Papers (including but not limited to in connection with or pursuant to the negotiation, preparation or requirements hereof or thereof), which information has been identified as confidential by any Restricted Company, shall be held by Administrative Agent, each other Agent, each Lender, and each Participant (collectively, the "LENDER PARTIES") in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, and no Lender Party shall disclose any of such information to any other Person; provided that any Lender or Participant may make disclosure (a) to its attorneys or accountants, provided that such Lender or Participant shall direct such attorneys or accountants to maintain such information in confidence in accordance with the provisions of this SECTION 11.15, and shall be responsible if such attorneys fail to do so,
(b) to any Affiliate of any Lender Party or as reasonably required by any prospective bona fide assignee or Participant in connection with the contemplated transfer of any interest in the Obligation or participation, so long as any such contemplated assignee or Participant has agreed in writing (with a copy to Borrower) to be bound by the provisions of this SECTION 11.15,
(c) as required or requested by any Governmental Authority or representative thereof or as required pursuant to any Law or legal process, provided that, unless prohibited by Law or court order, such Lender or Participant shall give prior notice to Borrower of such disclosure as far in advance thereof as is practicable (other than disclosure in connection with an examination of the financial condition of such Person by a Governmental Authority), (d) in connection with proceedings to enforce the obligation of any Restricted Company under the Loan Papers, or (e) of any such information that has become generally available to the public other than through a breach of this SECTION 11.15 (or of any agreement or obligation to be bound by this SECTION 11.15) by any Lender Party, any affiliate of any Lender Party, any prospective assignee or Participant, or their respective attorneys.

         11.16 Restatement of Existing Agreement. The parties hereto agree that, on the Closing Date, after all conditions precedent set forth in SECTION 5.1 have been satisfied or waived: (a) the Obligation (as defined herein) represents, among other things, the restatement, renewal, amendment, extension, consolidation, and modification of the "Obligation" (as defined in the Existing Agreement); (b) this Agreement is intended to, and does hereby, restate, consolidate, renew, extend, amend, modify, supersede, and replace the Existing Agreement in its entirety; and (c) the Notes, if any, executed pursuant to this Agreement amend, renew, extend, modify, replace, restate, consolidate, substitute for, and supersede in their entirety (but do not extinguish, the Debt arising under) the promissory notes issued pursuant to the Existing Agreement, if any, which existing promissory notes shall be returned to Administrative Agent promptly after the Closing Date, marked "canceled and replaced," and, thereafter, delivered by Administrative Agent to Borrower.

         EXECUTED on the respective dates shown on the signature pages hereto, but effective as of the Closing Date.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]


                                          AMENDED AND RESTATED 364-DAY REVOLVING
                                                  CREDIT AND TERM LOAN AGREEMENT

                                   EXHIBIT A-1

                   FORM OF AMENDED AND RESTATED REVOLVING NOTE

$                                                                 August 5, 1999
 -------------


         FOR VALUE RECEIVED, the undersigned, MCI WORLDCOM, INC., a Georgia corporation ("BORROWER"), hereby promises to pay to the order of ("LENDER"), at the offices of BANK OF AMERICA, N.A., as Administrative Agent under the Credit Agreement (as hereinafter described), on the Termination Date, the lesser of (i) ($ ) and (ii) the aggregate Principal Debt (other than under the Competitive Bid Subfacility or the Swing Line Subfacility) disbursed by Lender to Borrower and outstanding and unpaid on the Termination Date (together with accrued and unpaid interest thereon).

         This note has been executed and delivered under, and is subject to the terms of, the Amended and Restated 364-Day Revolving Credit and Term Loan Agreement, dated as of August 5, 1999 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, Lender, other lenders named therein, Administrative Agent, and the other Agents, and is one of the "Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

         This Amended and Restated Revolving Note is an amendment, restatement, renewal, and modification (but not a novation) of, the Revolving Note (as the same may have been amended and replaced to the date hereof, the "Former Revolving Note"), which Former Revolving Note was executed and delivered by the Borrower, and payable to the order of Lender pursuant to the Existing Agreement. This Amended and Restated Revolving Note is being issued in substitution of, and supercedes and replaces, the Former Revolving Note.

         THE LAWS (OTHER THAN CONFLICT-OF-LAWS PROVISIONS THEREOF) OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

                                         MCI WORLDCOM, INC.


                                         By
                                           -------------------------------------
                                         (Name)
                                               ---------------------------------
                                         (Title)
                                                --------------------------------




                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT A-1

                                   EXHIBIT A-2

                FORM OF AMENDED AND RESTATED COMPETITIVE BID NOTE

                                 August 5, 1999

         FOR VALUE RECEIVED, the undersigned, MCI WORLDCOM, INC., a Georgia corporation ("BORROWER"), hereby promises to pay to the order of ___________ ("LENDER"), at the offices of BANK OF AMERICA, N.A., as Administrative Agent under the Credit Agreement (as hereinafter described):

                  (1) on the last day of the Interest Period for any Competitive Borrowing disbursed by Lender to Borrower under the 364-Day Facility, which Interest Period ends prior to the Termination Date, the aggregate principal amount of such Competitive Borrowing outstanding and unpaid on such last day of such Interest Period (together with accrued and unpaid interest thereon), and

                  (2) on the Termination Date, the aggregate principal amount of all Competitive Borrowings disbursed by Lender to Borrower under this 364-Day Facility and outstanding and unpaid on the Termination Date (together with accrued and unpaid interest thereon).

         This note has been executed and delivered under, and is subject to the terms of, the Amended and Restated 364-Day Revolving Credit and Term Loan Agreement, dated as of August 5, 1999 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, Lender, other lenders named therein, Administrative Agent, and the other Agents, and is one of the "Competitive Bid Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

         This Amended and Restated Competitive Bid Note is an amendment, restatement, renewal, and modification (but not a novation) of, the Competitive Bid Note (as the same may have been amended and replaced to the date hereof, the "Former Competitive Bid Note"), which Former Competitive Bid Note was executed and delivered by the Borrower, and payable to the order of Lender pursuant to the Existing Agreement. This Amended and Restated Competitive Bid Note is being issued in substitution of, and supercedes and replaces, the Former Competitive Bid Note.

         THE LAWS (OTHER THAN CONFLICT OF LAWS PROVISIONS THEREOF) OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.


                                         MCI WORLDCOM, INC.


                                         By
                                           -------------------------------------
                                         (Name)
                                               ---------------------------------
                                         (Title)
                                                --------------------------------




                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT A-2

                                   EXHIBIT A-3

                  FORM OF AMENDED AND RESTATED SWING LINE NOTE

$                                                                 August 5, 1999
 --------------


         FOR VALUE RECEIVED, the undersigned, MCI WORLDCOM, INC., a Georgia corporation ("BORROWER"), hereby promises to pay to the order of ____________________ ("SWING LINE LENDER") at the offices of BANK OF AMERICA, N.A., as Administrative Agent under the Credit Agreement (as hereinafter described), on the Termination Date, the aggregate principal amount of Borrowings under the Swing Line Subfacility disbursed by Swing Line Lender to Borrower and outstanding and unpaid on the Termination Date and on such other dates as provided in the Credit Agreement (as hereinafter described) (together with accrued and unpaid interest thereon).

         This note has been executed and delivered under, and is subject to the terms of, the Amended and Restated 364-Day Revolving Credit and Term Loan Agreement, dated as of August 5, 1999 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, Swing Line Lender, other lenders named therein, Administrative Agent, and the other Agents, and is one of the "Swing Line Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, terms, and conditions of Swing Line Borrowings hereunder, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

         This Amended and Restated Swing Line Note is an amendment, restatement, renewal, and modification (but not a novation) of, the Swing Line Note (as the same may have been amended and replaced to the date hereof, the "Former Swing Line Note"), which Former Swing Line Note was executed and delivered by the Borrower, and payable to the order of Lender pursuant to the Existing Agreement. This Amended and Restated Swing Line Note is being issued in substitution of, and supercedes and replaces, the Former Swing Line Note.

         THE LAWS (OTHER THAN CONFLICT OF LAWS PROVISIONS THEREOF) OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND THE LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.


                                         MCI WORLDCOM, INC.


                                         By
                                           -------------------------------------
                                         (Name)
                                               ---------------------------------
                                         (Title)
                                                --------------------------------




                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT A-3

                                   EXHIBIT A-4

                                FORM OF TERM NOTE

$
 -----------               ---------------- --, ----

                  FOR VALUE RECEIVED, the undersigned, MCI WORLDCOM, INC., a Georgia corporation ("BORROWER"), hereby promises to pay to the order of __________________________ (the "LENDER"), at the offices of BANK OF AMERICA, N.A., as Administrative Agent for the Lender and others as hereinafter described, on the Term Loan Maturity Date, the amount of ____________________ ($_____________) (together with accrued and unpaid interest thereon).

                  This note has been executed and delivered under, and is subject to the terms of, the Amended and Restated 364-Day Revolving Credit and Term Loan Agreement, dated as of August 5, 1999 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, the Lender and other lenders named therein, the Administrative Agent, and the Agents, and is a "Term Note" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

                  THE LAWS (OTHER THAN CONFLICT OF LAWS PROVISIONS THEREOF) OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND THE LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.


                                         MCI WORLDCOM, INC.


                                         By
                                           -------------------------------------
                                         (Name)
                                               ---------------------------------
                                         (Title)
                                                --------------------------------




                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT A-4

                                   EXHIBIT B-1

                           FORM OF NOTICE OF BORROWING
           (OTHER THAN COMPETITIVE BORROWING OR SWING LINE BORROWING)

                          Date:                  ,
                                -------------- --  ----

BANK OF AMERICA, N.A.,
         as Administrative Agent
Bank of America Plaza, 13th Floor
901 Main Street
Dallas, TX   75202
Attn:    Mickey McLean
         Fax: (214) 209-2515

         Reference is made to (i) the Amended and Restated 364-Day Revolving Credit and Term Loan Agreement, dated as of August 5, 1999 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among the undersigned, the Lenders, Administrative Agent, and the other Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to the Credit Agreement that it requests a Borrowing (other than a Competitive Borrowing or Swing Line Borrowing) under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:



(A)      Borrowing Date(1)                                         (A)
                                                                       -------
(B)      Amount of Borrowing(2)                                    (B)
                                                                       -------
(C)      Type of Borrowing(3)                                      (C)
                                                                       -------
(D)      For a Eurodollar Rate Borrowing, the Interest Period      (D)
         and the last day thereof(4)                                   -------


         On the date the rate is set, please confirm the interest rate below and return by facsimile transmission to _____________________.

         Borrower hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the Borrowing Date specified herein after giving effect to such Borrowing:

                  (a) this Borrowing will not cause the Principal Debt to exceed the Commitment;

                  (b) all of the representations and warranties of any Borrower set forth in the Loan Papers are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date, or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Loan Papers);

                  (c) no Default or Potential Default has occurred and is continuing; and

                  (d) the funding of such Borrowing is permitted by Law.


                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT B-1

                                         Very truly yours,

                                         MCI WORLDCOM, INC.


                                         By
                                           -------------------------------------
                                         (Name)
                                               ---------------------------------
                                         (Title)
                                                --------------------------------




364-Day Facility Rate:
                      ----------------------
Confirmed by:
             -------------------------------


--------------------------------------------

(1) Must be a Business Day occurring prior to the Termination Date and be at least (i) three Business Days following receipt by Administrative Agent of this Notice of Borrowing for any Eurodollar Rate Borrowing, and (ii) one Business Day following receipt by Administrative Agent of this Notice of Borrowing for any Base Rate Borrowing.

(2) Not less than $5,000,000 or an integral multiple of $1,000,000 (if a Base Rate Borrowing); not less than $10,000,000 or a greater integral multiple of $1,000,000 (if a Eurodollar Rate Borrowing).

(3)      Eurodollar Rate Borrowing or Base Rate Borrowing.

(4) Eurodollar Rate Borrowing -- 1, 2, 3, or 6 months, or, if available to all Lenders, 9 or 12 months. In no event may the Interest Period end after the Termination Date.



                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT B-1

                                   EXHIBIT B-2

                          FORM OF NOTICE OF CONVERSION

                          Date:                  ,
                                -------------- --  ----

BANK OF AMERICA, N.A.,
         as Administrative Agent for the Lenders
         as defined in the Credit Agreement referred to below
Bank of America Plaza, 13th Floor
901 Main Street
Dallas, TX 75202
Attn:    Mickey McLean
         Fax:  (214) 209-2515

         Reference is made to the Amended and Restated 364-Day Revolving Credit and Term Loan Agreement, dated as August 5, 1999 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among the undersigned, the Lenders, the Administrative Agent and the other Agents under the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to SECTION 3.10 of the Credit Agreement that it elects to convert a Borrowing (other than a Competitive Borrowing or Swing Line Borrowing) under the applicable Credit Agreement from one Type to another Type or elects a new Interest Period for a Eurodollar Rate Borrowing, and in that connection sets forth below the terms on which such election is requested to be made:


(A)      Date of conversion or last day of applicable Interest
         Period (1)                                                 (A)
                                                                        -------
(B)      Type and principal amount of existing Borrowing
         being converted or continued (2)                           (B)
                                                                        -------
(C)      New Type of Borrowing selected (or Type of
         Borrowing continued) (3)                                   (C)
                                                                        -------
(D)      For conversion to, or continuation of, a Eurodollar
         Rate Borrowing, Interest Period selected and the last
         day thereof (4)                                            (D)
                                                                        -------

         On the date the rate is set, please confirm the interest rate below and return by facsimile transmission to___________________.



                                         Very truly yours,

                                         MCI WORLDCOM, INC.


                                         By
                                           -------------------------------------
                                         (Name)
                                               ---------------------------------
                                         (Title)
                                                --------------------------------



                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT B-2

364-Day Rate:
             --------------

Confirmed by:
             -----------------------

-------------------------------------------

(1) Must be a Business Day at least (i) three Business Days following receipt by Administrative Agent of this Notice of Conversion from a Base Rate Borrowing to a Eurodollar Rate Borrowing or a continuation of a Eurodollar Rate Borrowing for an additional Interest Period, and (ii) one Business Day following receipt by Administrative Agent (as applicable) of this Notice of Conversion for a conversion from a Eurodollar Rate Borrowing to a Base Rate Borrowing.

(2) Not less than $5,000,000 or an integral multiple of $1,000,000 (if a Base Rate Borrowing); not less than $10,000,000 or a greater integral multiple of $1,000,000 (if a Eurodollar Rate Borrowing).

(3)  Eurodollar Rate Borrowing or Base Rate Borrowing.

(4) Eurodollar Rate Borrowing -- 1, 2, 3, or 6 months, or, if available to all Lenders 9 or 12 months. In no event may the Interest Period end after the Termination Date or the Term Loan Maturity Date, as the case may be.


                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT B-2

                                   EXHIBIT B-3

                         FORM OF TERM CONVERSION REQUEST



                                             ,     (1)
                            -------------- --  ----

Bank of America, N.A.,
         as Administrative Agent for
         the Lenders as defined
         in the Credit Agreement referred to below
Bank of America Plaza, 13th Floor
901 Main Street
Dallas, TX 75202
Attn:    Mickey McLean
         Fax: (214) 209-2515

         Reference is made to the Amended and Restated 364-Day Revolving Credit and Term Loan Agreement, dated as of August 5, 1999 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among the undersigned, the Lenders named therein, the Administrative Agent, and other Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to SECTION 2.5 of the Credit Agreement that it requests the Principal Debt be converted to a Term Loan. In connection with this request, Borrower hereby sets forth below the terms on which such conversion is requested to be made:

(A) Type of Borrowing(s)(2)
                                                                         -------
(B) For Eurodollar Rate Borrowings, the Interest Period(s) and the
    last day(s) thereof(3)
                                                                         -------
(C) Term Conversion Date
                                                                         -------

         On the date the rate is set, please confirm the interest rate below and return by facsimile transmission to _______________________.

         Borrower hereby certifies that on the Term Conversion Date specified herein and after giving effect to the Term Loan conversion, no Default or Potential Default has occurred and is continuing.


                                         Very truly yours,

                                         MCI WORLDCOM, INC.


                                         By
                                           -------------------------------------
                                         (Name)
                                               ---------------------------------
                                         (Title)
                                                --------------------------------



                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT B-3

Rate:
     --------

Confirmed by:
             -------------------------

      (1)This Term Conversion Request must be delivered by Borrower to Administrative Agent no sooner than 90 days (and not later than 10 days) preceding the Termination Date.
      (2)Eurodollar Rate Borrowing(s) or Base Rate Borrowing(s).
      (3)Eurodollar Rate Borrowing -- 1, 2, 3, or 6 months, or, if available to all Lenders, 9 or 12 months. In no event may the Interest Period(s) end after the Term Loan Maturity Date in effect on the date of this Term Conversion Request.


                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT B-3

                                   EXHIBIT B-4

                         FORM OF COMPETITIVE BID REQUEST

                          Date:                  ,
                                -------------- --  ----

Bank of America, N.A.,
        as Administrative Agent for the Lenders as defined in the Credit Agreement referred to below
Bank of America Plaza, 13th Floor
901 Main Street
Dallas, TX 75202
Attn:   Mickey McLean
        Fax: (214) 209-2515

         Reference is made to the Amended and Restated 364-Day Revolving Credit and Term Loan Agreement, dated as of August 5, 1999 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among the undersigned, the Lenders, Administrative Agent, and the other Agents under the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to SECTION 2.3(B) of the Credit Agreement that it requests a Competitive Borrowing, and in that connection sets forth below the terms on which such Competitive Borrowing is requested to be made:



(A) Borrowing Date of Competitive Borrowing(1)          (A)
                                                             ----------
(B) Principal amount of Competitive Borrowing(2)        (B)
                                                             ----------
(C) Type of Borrowing(3)                                (C)
                                                             ----------
(D) Interest Period and the last day thereof(4)         (D)
                                                             ----------


         Accompanying this notice is payment of the competitive bid fee payable to Administrative Agent for its own account pursuant to SECTION 4.2 of the Credit Agreement.

         Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the Borrowing Date specified herein after giving effect to such Borrowing:

                  (a) this Borrowing will not cause the Principal Debt to exceed the Commitment;

                  (b) all of the representations and warranties of Borrower set forth in the Loan Papers are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date, or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Loan Papers);

                  (c) no Default or Potential Default has occurred and is continuing; and



                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT B-4

                  (d) the funding of such Borrowing is permitted by Law.


                                         Very truly yours,

                                         MCI WORLDCOM, INC.


                                         By
                                           -------------------------------------
                                         (Name)
                                               ---------------------------------
                                         (Title)
                                                --------------------------------

--------------------------------

(1) Must be a Business Day occurring prior to the Termination Date and be at least (i) four Business Days following receipt by Administrative Agent of this Competitive Bid Request for any Competitive Borrowing that will be comprised of Eurodollar Rate Borrowings, and (ii) one Business Day following receipt by Administrative Agent of this Competitive Bid Request for any Competitive Borrowing that will be comprised of Fixed Rate Borrowings.

(2) Not less than $5,000,000 (and in integral multiples of $1,000,000 thereafter), and not greater than the unused and available portion of the Commitment.

(3)  Eurodollar Rate Borrowing or Fixed Rate Borrowing.

(4) Eurodollar Rate Borrowing -- 1, 2, 3 or 6 months; Fixed Rate Borrowing -- up to 6 months. But in no event may the Interest Period end after the Termination Date.


                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT B-4

                                   EXHIBIT B-5

              FORM OF NOTICE TO LENDERS OF COMPETITIVE BID REQUEST

                          Date:                  ,
                                -------------- --  ----

[Name of Lender]
[Address of Lender]
Attention:
            ----------------------

         Reference is made to (i) the Amended and Restated 364-Day Revolving Credit and Term Loan Agreement, dated as of August 5, 1999 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among MCI WORLDCOM, Inc., the Lenders, the Administrative Agent for the Lenders, and the other Agents under the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. Borrower delivered a Competitive Bid Request dated _________ __, ____, pursuant to SECTION 2.3(B) of the Credit Agreement, and in that connection you are invited to submit a Competitive Bid by [Date] / [Time].
(1) Your Competitive Bid must comply with SECTION 2.3(C) of the Credit
Agreement and the terms set forth below on which the Competitive Bid Request was made:



(A) Borrowing Date of Competitive Borrowing (a          (A)
    Business Day)                                             --------------

(B) Principal amount of Competitive Borrowing           (B)
                                                              --------------
(C) Type of Borrowing                                   (C)
                                                              --------------
(D) Interest Period and the last day thereof            (D)
                                                              --------------

                                       Very truly yours,

                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent under the Credit Agreement

                                       By
                                         ---------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

---------------------------

(1) The Competitive Bid must be received by the Administrative Agent (i) in the case of Eurodollar Rate Borrowings, not later than 11:00 a.m., Dallas, Texas time, three Business Days before the Borrowing Date of the proposed Competitive Borrowing, and (ii) in the case of Fixed Rate Borrowings, not later than 10:00 a.m., Dallas, Texas time, on the Borrowing Date of the proposed Competitive Borrowing.


                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT B-5

                                   EXHIBIT B-6

                             FORM OF COMPETITIVE BID

                          Date:                  ,
                                -------------- --  ----

BANK OF AMERICA, N.A.,
        as Administrative Agent for the Lenders
        under the Credit Agreement described below
Bank of America Plaza, 13th Floor
901 Main Street
Dallas, TX 75202
Attn:   Mickey McLean
        Fax: (214) 209-2515

         The undersigned, [Name of Lender] , refers to the Amended and Restated 364-Day Revolving Credit and Term Loan Agreement, dated as of August 5, 1999 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among MCI WORLDCOM, Inc. (the "BORROWER"), Lenders, Administrative Agent, and the other Agents under the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. The undersigned hereby makes a Competitive Bid pursuant to SECTION 2.3(C) of the Credit Agreement, in response to the Competitive Bid Request made by Borrower on _________, _________, and in that connection sets forth below the terms on which such Competitive Bid is made:



(A)  Principal Amount(1)                                      (A)
                                                                  -------------
(B)  Competitive Bid Rate(2)                                  (B)
                                                                  -------------
(C)  Interest Period and the last day thereof(3)              (C)
                                                                  -------------

         The undersigned hereby confirms that it is prepared to extend credit to Borrower upon acceptance by Borrower of this bid in accordance with SECTION 2.3(E) of the Credit Agreement.

                                          Very truly yours,

                                          [NAME OF LENDER]
                                          By
                                            ------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

--------------------------------

(1) Not less than $5,000,000 (and in integral multiples of $1,000,000 thereafter) and which may equal the entire principal amount of the Competitive Borrowing requested by Borrower and which may exceed such Credit Lender's Committed Sum under the Credit Agreement (subject to the limitations set forth in SECTION 2.3(A) of the Credit Agreement). Multiple bids will be accepted by Administrative Agent.
(2) Eurodollar Rate + _____% or - _____%, in the case of Eurodollar Rate Borrowings; or %, in the case of Fixed Rate Borrowings (in each case, expressed in the form of a decimal to no more than four decimal places).
     (3) The Interest Period must be the Interest Period specified in the Competitive Bid Request.

                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT B-6

                                   EXHIBIT B-7

                      FORM OF SWING LINE BORROWING REQUEST

                          Date:                  ,
                                -------------- --  ----


BANK OF AMERICA, N.A.,
        as Administrative Agent for the Lenders
        under the Credit Agreement described below
Bank of America Plaza, 13th Floor
901 Main Street
Dallas, TX 75202
Attn:   Mickey McLean
        Fax: (214) 209-2515

         Reference is made to the Amended and Restated 364-Day Revolving Credit and Term Loan Agreement dated as of August 5, 1999 (as amended, modified, supplemented, or restated, from time to time, the "CREDIT AGREEMENT"), among the undersigned, the Lenders, Administrative Agent, and the other Agents under the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to SECTION 2.2(B) of the Credit Agreement that it requests a Swing Line Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Swing Line Borrowing is requested to be made:



(A)  Date of Swing Line Borrowing (which is a        (A)
     Business Day)                                       ---------

(B)  Principal Amount of Swing Line Borrowing (1)    (B)
                                                         ---------
(C)  Interest Rate Basis (2)                         (C)
                                                         ---------

         Upon acceptance of any or all of the Swing Line Borrowings made by the Swing Line Lenders in response to this request, the undersigned shall be deemed to have represented and warranted that the conditions specified in SECTION 5.2(C), (D), (E), and (F) of the Credit Agreement have been satisfied.

                                          Very truly yours,

                                          MCI WORLDCOM, INC.

                                          By
                                            ------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

-------------------------

(1)  Not less than $1,000,000 (and in integral multiples of $250,000).

(2)  Alternate Rate Swing Line Borrowing or Quoted Swing Line Borrowing.


                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT B-7

                                    EXHIBIT C

                      FORM OF ADMINISTRATIVE QUESTIONNAIRE

BORROWER:         MCI WORLDCOM, Inc.

         1) Name of Entity as it should appear on Signature Page: _________. Please indicate number of signature lines required for Entity
             ____________.

         2)  Name and address of Person to Receive Drafts of Loan Papers at
             Lender:
                    ------------------------------------------------------------
             -------------------------------------------------------------------

         3) If different from above, name and address of person to whom signature pages should be forwarded for execution:

             -------------------------------------------------------------------
             -------------------------------------------------------------------
             -------------------------------------------------------------------

         4) If different from above, name and address of person to whom signature pages should be forwarded for execution:

             -------------------------------------------------------------------
             -------------------------------------------------------------------
             -------------------------------------------------------------------



              CREDIT CONTACT        OPERATIONS CONTACT        LEGAL COUNSEL
              --------------        ------------------        -------------
NAME:
            --------------------   ----------------------    ------------------

TITLE:
            --------------------   ----------------------    ------------------

ADDRESS:
            --------------------   ----------------------    ------------------

            --------------------   ----------------------    ------------------

            --------------------   ----------------------    ------------------

TELEPHONE:
            --------------------   ----------------------    ------------------

FACSIMILE #:
            --------------------   ----------------------    ------------------

ANSWERBACK:

            --------------------   ----------------------    ------------------




                               AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT C

PAYMENT INSTRUCTIONS

FED WIRE INSTRUCTIONS

PAY TO:
                    ------------------------------------------------------------
                    (Name of Lender)

                    ------------------------------------------------------------
                    (Address)

                    ----------------------     ---------------------------------
                    (City)                     (State)                (Zip)

                    ------------------------------------------------------------
                    (ABA #)                    (Account #)

                    ------------------------------------------------------------
                    (Attention)


         BANK OF AMERICA PAYMENT INSTRUCTIONS

         PAY TO: Bank of America
                         Dallas, Texas
                         ABA #: 111000025

         ATTENTION:      Commercial Loan Operations

         REFERENCE:      MCI WORLDCOM, Inc.

         ACCOUNT #:      120-2000-883

                               AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT C

                                    EXHIBIT D

                         FORM OF COMPLIANCE CERTIFICATE

                        FOR _____ ENDED ___________, ____

                          Date:                  ,
                                -------------- --  ----


ADMINISTRATIVE AGENT:               Bank of America, N.A.

BORROWER:                           MCI WORLDCOM, Inc.


         This certificate is delivered under the Amended and Restated 364-Day Revolving Credit and Term Loan Agreement, dated as of August 5, 1999 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT") among Borrower, Lenders, Administrative Agent, and the other Agents under the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

         I certify to Lenders that:

         (a) I am a Responsible Officer of the Consolidated Companies in the position(s) set forth under my signature below;

         (b) the Financial Statements of the Consolidated Companies attached to this certificate were prepared in accordance with GAAP, and present fairly in all material respects the consolidated financial condition and results of operations of Consolidated Companies as of, and for the (three, six, or nine months, or fiscal year) ended on, ___________, _________ (the "SUBJECT PERIOD") [(subject only to normal year-end audit adjustments)];

         (c) a review of the activities of the Consolidated Companies during the Subject Period has been made under my supervision with a view to determining whether, during the Subject Period, the Consolidated Companies have kept, observed, performed, and fulfilled all of their respective obligations under the Loan Papers, and during the Subject Period, to my knowledge (i) the Consolidated Companies kept, observed, performed, and fulfilled each and every covenant and condition of the Loan Papers (except for the deviations, if any, set forth on a schedule annexed to this certificate) in all material respects, and (ii) no Default (nor any Potential Default) has occurred which has not been cured or waived (except the Defaults or Potential Defaults, if any, described on the schedule annexed to this certificate);

         (d) to my knowledge, the status of compliance by the Restricted Companies with SECTION 7.22 of the Credit Agreement at the end of the Subject Period is as set forth on ANNEX I to this certificate;



                               AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT D

         (e) as of the date hereof, to my knowledge, the aggregate secured Debt (including, without limitation, the amounts outstanding as of the date hereof under Capital Leases) of the Restricted Companies restricted by SECTION 7.12(F) of the Credit Agreement is $_________ [which amount is equal to or less than $_______ (being 10% of the book value of the consolidated assets of the Restricted Companies as of the end of the Subject Period)]; and

         (f) as of the date hereof, to my knowledge, the aggregate Debt of the Restricted Subsidiaries is $_________, which amount does not exceed $_________ [(being (i) 10% of the book value of the consolidated assets of the Restricted Companies as of the end of the Subject Period) plus (ii) the principal amount of all Existing Debt of MCI and its Subsidiaries on and after September 14, 1998 (the "MCI Merger Date" under the Existing Agreement].





                                           By
                                             ----------------------------------
                                           (Name)
                                                 ------------------------------
                                           (Title)
                                                  -----------------------------


                               AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT D

                        ANNEX I TO COMPLIANCE CERTIFICATE

                     Status of Compliance with SECTION 7.22
                           of the Credit Agreement(1)

             (All on consolidated basis for the Restricted Companies
                          at the end of Subject Period)


1.       SECTION 7.22 - TOTAL DEBT TO TOTAL CAPITALIZATION

         a.   Total Debt of Consolidated Companies(1)                       $
                                                                             -------------------

         b.   Total Debt of Unrestricted Companies                          $
                                                                             -------------------

         c.   Total Debt of Restricted Companies (Line a minus Line b)      $
                                                                             -------------------

         d.   Consolidated Net Worth of Consolidated Companies(1)           $
                                                                             -------------------

         e.   Consolidated Net Worth of Unrestricted Companies              $
                                                                             -------------------

         f.   Consolidated Net Worth of Restricted Companies
              (Line d minus Line e)                                         $
                                                                             -------------------
         g.   Total Capitalization (1) (Sum of Line c and Line f)           $
                                                                             -------------------

         h.   Ratio of Line c to Line g :
                                                                             -------------------

         i.       Maximum Ratio for Subject Period                                 0.68 : 1.0



-----------------

         (1)All as more particularly determined in accordance with the terms of the Credit Agreement, which control in the event of conflicts with this form.

                               AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT D

                                    EXHIBIT E

                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

         Reference is made to the Amended and Restated 364-Day Revolving Credit and Term Loan Agreement dated as of August 5, 1999 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT") among MCI WORLDCOM, INC., a Georgia corporation ("BORROWER"), Lenders, the Co-Syndication Agents (each such term as defined in the Credit Agreement), and BANK OF AMERICA, N.A., as the Administrative Agent under the Credit Agreement ("ADMINISTRATIVE AGENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         The "ASSIGNOR" and the "ASSIGNEE" referred to on SCHEDULE 1 agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's Rights and obligations under the Credit Agreement and the related Loan Papers as of the date hereof equal to the percentage interest specified on SCHEDULE 1 (excluding any outstanding Competitive Borrowings owed to the Assignor or any obligations to fund any Swing Line Borrowing in Assignor's capacity as a Swing Line Lender [unless the Assignor is selling all of its Rights and obligations under the Loan Papers], but including any participations by the Assignor in any Swing Line Borrowings pursuant to SECTION 2.2 of the Credit Agreement). After giving effect to such sale and assignment, the Assignor's and the Assignee's Committed Sums and the amount of the Borrowings under the Credit Agreement owing to each of them will be as set forth on SCHEDULE 1.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Papers or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Papers or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any party to any Loan Paper or the performance or observance by any such party of any of its obligations under the Loan Papers or any other instrument or document furnished pursuant thereto; and
(iv) attaches the Notes held by the Assignor (to the extent the Principal Debt being assigned and owed to the Assignor is evidenced by Notes) and requests that Administrative Agent exchange such Notes for new Notes if so requested by either the Assignor or Assignee. Such new Notes shall be prepared in accordance with the provisions of SECTION 3.1(B) of the Credit Agreement and will reflect the respective Committed Sums of the Assignee and the Assignor after giving effect to this Assignment and Acceptance.

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the Current Financials and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by


                               AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT E
the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under SECTION 3.20(D) of the Credit Agreement.

         4. Following the execution of this Assignment and Acceptance, it will be delivered to Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Acceptance (the "EFFECTIVE DATE") shall be the date of acceptance hereof by Administrative Agent, unless otherwise specified on SCHEDULE 1.

         5. Upon such acceptance and recording by Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the Rights and obligations of a Lender thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its Rights and be released from its obligations under the Credit Agreement.

         6. Upon such acceptance and recording by Administrative Agent, from and after the Effective Date, Administrative Agent shall make all payments under the Credit Agreement, the Notes (to the extent the Principal Debt owed to the Assignee is evidenced by Notes), and loan accounts in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees and other fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the other Loan Papers for periods prior to the Effective Date directly between themselves.

         7. Unless the Assignee is a Lender or an Affiliate of a Lender (and this sale and assignment is not made in connection with the sale of such Affiliate), this Assignment and Acceptance is conditioned upon the consent of Borrower and Administrative Agent pursuant to the definition of "Eligible Assignee" in the Credit Agreement. The execution and delivery of this Assignment and Acceptance by Borrower and Administrative Agent is evidence of this consent.

         8. As contemplated by SECTION 11.13(B)(V) of the Credit Agreement, the Assignor or the Assignee (as determined between the Assignor and the Assignee) agrees to pay to Administrative Agent for its account on the Effective Date in federal funds a processing fee of $3,500.

         9. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         10. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of SCHEDULE 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused SCHEDULE 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                               AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT E

                                   SCHEDULE 1
                                       to
                       ASSIGNMENT AND ACCEPTANCE AGREEMENT
                               (364-DAY FACILITY)

1.   Assigned Interest:*
     (a)   Assignor's Committed Sum prior to giving effect to the
           Assignment to Assignee                                                              $
                                                                                                -------------------
     (b)   Aggregate Borrowings owed to Assignor (inclusive of participations in
           Swing Line Borrowings, if any), immediately prior to giving
           effect to the assignment to Assignee                                                $
                                                                                                -------------------

     (c)   Aggregate Borrowings owed to Assignor (exclusive of participations in
           Swing Line Borrowings, if any), immediately prior to giving
           effect to the assignment to Assignee                                                $
                                                                                                -------------------

     (d)   Percentage Interest in Commitment and Borrowings being assigned to
           Assignee by Assignor (not less than $10,000,000, when aggregated with any concurrent assignments from Assignor to Assignee under Facility A and Facility B, but in no event
           less than $1,000,000)                                                                                   %
                                                                                                -------------------
2. Adjustments after giving effect to Assignment between Assignor and Assignee:

     (a)   Assignor's Committed Sum                                                            $
                                                                                                -------------------
     (b)   Assignee's Committed Sum acquired from Assignor
           pursuant to this Assignment                                                         $
                                                                                                -------------------
     (c)   Assignor's aggregate Borrowings (inclusive of
           participations in Swing Line Borrowings, if any)                                    $
                                                                                                -------------------

     (d)   Assignee's Borrowings (inclusive of Swing Line
           Borrowings, if any) acquired from Assignor pursuant to this Assignment              $
                                                                                                -------------------
     (e)   Assignor's aggregate Borrowings (exclusive of
           participations in Swing Line Borrowings, if any)                                    $
                                                                                                -------------------

     (f) Assignee's Borrowings (exclusive of Swing Line Borrowings
           if any) acquired from Assignor pursuant to the Assignment                           $
                                                                                                -------------------

3. Effective Date (if other than date of acceptance by Administrative
   Agent):                                                                              *                  ,
                                                                                         -------------- ---  ------

-----------------------

* Each assignment shall exclude Competitive Borrowings and Swing Line Borrowings unless Assignor is assigning 100% of its interest under Facility A.

                AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT E

                                   SCHEDULE 1
                                       to
                       ASSIGNMENT AND ACCEPTANCE AGREEMENT
                               (364-DAY FACILITY)
                                  (PAGE 2 OF 2)




                                           [NAME OF ASSIGNOR], as Assignor


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------

                                           Dated:                       ,
                                                 -------------------- -- --

                                           [NAME OF ASSIGNEE], as Assignee


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------

                                           Dated:                       ,
                                                 -------------------- -- --

                               AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT E

         If SECTION 11.13(B) and CLAUSE (C) of the definition of "Eligible Assignee" of the Credit Agreement so require, Borrower and Administrative Agent consent to this Assignment and Acceptance.

                                        MCI WORLDCOM, INC., as Borrower


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------

                                        Dated:                       ,
                                              -------------------- -- --


                                        BANK OF AMERICA, N.A., as Administrative
                                        Agent


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------

                                        Dated:                       ,
                                              -------------------- -- --


* This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Administrative Agent under the Credit Agreement.



                               AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT E

                                   EXHIBIT F-1

                 FORM OF OPINION OF GENERAL COUNSEL OF BORROWER

                                 August 5, 1999

Bank of America, N.A., in its capacity as Administrative Agent

Each of the Agents and the Lenders named in Schedules 2.1 to the Credit Agreement referred to below

         RE:   CREDIT FACILITY OF MCI WORLDCOM, INC.

Ladies and Gentlemen:

         I am the General Counsel of MCI WORLDCOM, Inc., a Georgia corporation ("BORROWER"), and have acted as counsel to Borrower and its Restricted Subsidiaries in connection with the Amended and Restated 364- Day Revolving Credit and Term Loan Agreement dated as August 5, 1999 (the "CREDIT AGREEMENT") among Borrower, the lenders named on SCHEDULE 2.1 to the Credit Agreement ("LENDERS"), Bank of America, N.A., as the "Administrative Agent" under the Credit Agreement (in such capacity, the "ADMINISTRATIVE AGENT") and the other "Agents" under the Credit Agreement.

         This opinion is delivered pursuant to SECTION 5.1 of the Credit Agreement and PARAGRAPH 8 of SCHEDULE 5.1 to the Credit Agreement. Unless otherwise defined, each capitalized term used herein has the meaning given to such term in the Credit Agreement.

         In arriving at the opinions expressed below, I or attorneys employed by Borrower and acting under my supervision have examined such corporate documents and records of the Consolidated Companies and such certificates of public officials and of officers of the Consolidated Companies, other documents, and matters of law as I deemed necessary or appropriate, including, without limitation, originals or copies (or, with respect to the Notes under the Credit Agreement (collectively, the "NOTES") only, the forms of Notes attached as Exhibits to the Credit Agreement) of (i) the Credit Agreement, and (ii) to the extent any Notes are executed and delivered on the Closing Date or immediately subsequent thereto, such Notes (all of the foregoing, collectively, the "TRANSACTION DOCUMENTS").

         In rendering the opinions expressed below, I have assumed with your permission, without independent investigation or inquiry, (a) the authenticity of all documents submitted to me as originals, (b) the genuineness of all signatures on all documents that I have examined (other than those of any officer of any Consolidated Company who signed in my presence and Bernard J. Ebbers, Charles T. Cannada, Scott D. Sullivan, and any other officer signing the incumbency provisions of officers' certificates delivered in connection with the Loan Papers), (c) the conformity to authentic originals of documents submitted to me as certified, conformed or photostatic copies, and (d) compliance by the Administrative Agent, the other Agents, and the Lenders with their respective covenants and undertakings contained in the Transaction Documents.

         As to certain matters of New York law, I understand you will rely solely upon the opinions of Bryan Cave LLP.

         Based upon the foregoing, and subject to the qualifications and limitations herein contained, it is my opinion that:



                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT F-1

         1. Borrower (a) is a corporation validly existing under the Laws of its state of incorporation (based solely upon my review of existence certificates issued by such state with respect to such corporation), and (b) possesses all requisite corporate authority and power to conduct its business and execute, deliver, and comply with the terms of the Transaction Documents, which have been duly authorized and approved by all necessary corporate action and for which, to the best of my knowledge, no approval or consent of any Person or Governmental Authority is required which has not been obtained, except where the failure to obtain would not be a Material Adverse Event.

         2. Each of the Transaction Documents have been duly executed and delivered by Borrower.

         3. The Transaction Documents evidence the valid and legally binding obligations of Borrower, enforceable against Borrower in accordance with their terms, except as the enforcement may be limited by Debtor Relief Laws and except that the remedies available with respect thereto may be subject to general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law).

         4. The execution, delivery and performance of and compliance with the terms of the Transaction Documents will not cause Borrower to be in violation of its Second Amended and Restated Articles or Certificates of Incorporation or Bylaws.

         5. The execution, delivery, and the performance of and compliance with the terms of the Transaction Documents will not cause Borrower to be in violation of any Laws applicable to it, other than such violations which will not, individually or collectively, be a Material Adverse Event.

         6. No Restricted Company is involved in, nor am I aware of the threat of, any Litigation which is reasonably likely to be determined adversely to any Restricted Company and, if so adversely determined, would be a Material Adverse Event. There are no outstanding orders or judgments for the payment of money (not paid or fully covered by insurance) in excess of $100,000,000 (individually or collectively) or any warrant of attachment, sequestration, or similar proceeding against any Restricted Company's assets having a value (individually or collectively) of $100,000,000 or more, which is not either (a) stayed on appeal, (b) being diligently contested in good faith by appropriate proceedings with adequate reserves having been set aside on the books of such Restricted Company in accordance with GAAP, or (c) dismissed by a court of competent jurisdiction.

         7. To the best of my knowledge, after reasonable investigation, the execution, delivery, and the performance of and compliance with the terms of the Transaction Documents will not cause Borrower to be in default under any material written or oral agreements, contracts, commitments, or understandings to which any Restricted Company is a party, other than such defaults or potential defaults which will not, individually or collectively, be a Material Adverse Event.

         8. (a) No Employee Plan has incurred an accumulated funding deficiency (as defined in the Code and ERISA), (b) neither Borrower nor any ERISA Affiliate has incurred material liability which is currently due and remains unpaid to the PBGC or to an Employee Plan in connection with any such Employee Plan, (c) neither Borrower nor any ERISA Affiliate has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) Borrower has not engaged in any prohibited transaction (as such term is defined in ERISA or the Code) which would be a Material Adverse Event, and (e) to the best of my knowledge, after reasonable investigation, no Reportable Event has occurred which is likely to result in the termination of any Employee Plan.

         This opinion is limited in all respect to the laws of the State of Georgia and the federal laws of the United States of America.


                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT F-1

         I note that the Transaction Documents are to be governed by the laws of the State of New York. Accordingly, for purposes of rendering this opinion as to the enforceability of the Transaction Documents, I have assumed that the substantive laws of the State of New York are identical to the substantive laws of the State of Georgia.

         The foregoing opinions are also subject to the following exceptions and qualifications: I express no opinion

                  (a) with respect to the availability of the remedies of specific performance or injunction, or other remedies requiring the exercise of judicial discretion;

                  (b) as to the effect of the compliance or noncompliance of Lenders with any state or federal laws or regulations applicable to any Lender's legal or regulatory status or the nature of such Lender's business;

                  (c) as to the enforceability of any provisions contained in the Transaction Documents that (i) purport to make void any act in contravention thereof, (ii) purport to authorize a party to act in its sole discretion, (iii) relate to the effect of laws or regulations that may be enacted in the future, (iv) require waivers or amendments to be made only in writing or (v) purport to effect waivers of constitutional, statutory or equitable rights or the effect of applicable laws;

                  (d) regarding the enforceability of the waivers in the Transaction Documents of the right to demand a trial by jury and with respect to selection of a venue;

                  (e) as to the enforceability of any provisions in the Transaction Documents to the effect that the acceptance of a past due installment or other performance by Borrower shall not be deemed a waiver of the right to accelerate the indebtedness;

                  (f) as to the enforceability of any provisions in the Transaction Documents relating to (i) set off, (ii) self help or (iii) evidentiary standards or other standards by which the Transaction Documents are to be construed;

                  (g) with regard to any provisions of the Transaction Documents whereby a party purports to indemnify another party against its own negligence or misconduct; and

                  (h) as to matters subject to the jurisdiction of the FCC, state public utility commissions, or any other communications or similar regulatory authorities.

         This opinion is addressed to you solely for your use in connection with the transactions contemplated by the Transaction Documents, and no person other than the Administrative Agent, each other Agent, each Lender, each assignee which hereafter becomes a Lender as permitted by the Credit Agreement and the law firm of Haynes and Boone, L.L.P. is entitled to rely hereon without my prior written consent. This opinion is given as of the date hereof, and I have no obligation to revise or update this opinion subsequent to the date hereof or to advise you or any other person of any matter subsequent to the date hereof which would cause me to modify this opinion in whole or in part.



                                           Very truly yours,


                                           William E. Anderson,
                                           General Counsel




                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT F-1

                                   EXHIBIT F-2

                   FORM OF OPINION OF SPECIAL NEW YORK COUNSEL
                                  [BRYAN CAVE]


                                 August 5, 1999


Bank of America, N.A.,
        as Administrative Agent


Each of the Agents and Lenders named on SCHEDULE 2.1 to the Credit Agreement referred to below:

Ladies and Gentlemen:

         We have acted as special New York counsel to MCI WORLDCOM, Inc., a Georgia corporation (the "BORROWER"), in connection with the negotiation, preparation, and execution of the Amended and Restated 364- Day Revolving Credit and Term Loan Agreement (the "CREDIT AGREEMENT") dated as of August 5, 1999, by and among the Borrower, the Lenders referred to on SCHEDULE 2.1 of the Credit Agreement ("LENDERS"), Bank of America, N.A., as the "Administrative Agent" under the Credit Agreement (the "CREDIT ADMINISTRATIVE AGENT") and the other "Agents" under the Credit Agreement (collectively, "AGENTS"):

         This opinion is furnished to you pursuant to SECTIONS 5.1 of the Credit Agreement and PARAGRAPH 8 of SCHEDULE 5.1 of the Credit Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

         For purposes of the opinions expressed herein, we have examined the following documents:

         (a)      A copy of the Credit Agreement;

         (b)      A copy of the form of the Notes issuable under the Credit
                  Agreement;

         (c) A copy of a Secretary's Certificate for the Borrower dated as of the date hereof (the "SECRETARY'S CERTIFICATE"), including the following exhibits appended to each such Secretary's
                  Certificate:

                  Exhibit A    Second Amended and Restated Articles of
                               Incorporation
                  Exhibit B    Certificate of Existence
                  Exhibit C    By-Laws
                  Exhibit D    Authorizing Resolutions/Unanimous Written
                               Consents

         The documents described under Paragraphs (a) and (b) above are sometimes collectively referred to herein as the "TRANSACTION DOCUMENTS". We have not made any independent investigation or inquiries as to (i) the accuracy or completeness of any factual matters contained in the exhibits or schedules to any of the Transaction Documents, (ii) any other instruments or other documents delivered by the Borrower in connection with any of the Transaction Documents, or (iii) title to, or ownership of any property, real or personal, or the compliance or non-compliance of such properties with applicable laws, regulations, and codes.


                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT F-2

         In rendering this opinion, we have assumed the accuracy of, and we have relied as to matters of fact upon, the representations and warranties made by the Borrower in the Transaction Documents insofar as they relate to factual matters and upon factual representations as to certain matters contained in the Secretary's Certificate and other certificates signed by officers of the Borrower and certain of the other Restricted Companies. We have assumed, and we have relied upon, (i) the genuineness of all signatures on documents, instruments, and certificates reviewed by us, (ii) the accuracy and authenticity of all documents, instruments, and certificates reviewed by us, (iii) the legal competence of all natural persons who are signatories thereto, (iv) the conformity to authentic original documents of all documents, instruments, and certificates submitted to us as certified, conformed or photostatic copies, and
(v) the due execution and delivery of all documents (other than the Transaction Documents) where due execution and delivery are a prerequisite to the effectiveness thereof. We have further assumed that the Credit Agreement have been duly authorized, executed, and delivered by the Administrative Agent, the Agents, and the Lenders and that the Administrative Agent, the Agents, and the Lenders have the requisite corporate power and authority to execute, deliver, and perform the Credit Agreement.

         Based on the foregoing and in reliance thereon, and subject to the assumptions, exceptions, limitations and qualifications set forth in this opinion, we are of the opinion that:

         (1) Each of the Transaction Documents constitute the valid and legally binding obligation of the Borrower, enforceable against Borrower in accordance with its terms.

         (2) The execution, delivery, and performance by the Borrower of each of the Transaction Documents to which it is a party will not violate any applicable Law of the State of New York, except for any such violations which could not reasonably be expected to cause, either individually or in the aggregate, a Material Adverse Event.

         (3) The execution, delivery, and performance by Borrower of the Transaction Documents do not require the consent or authorization of, or filing with any New York Governmental Authority.

         (4) No Restricted Company is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (5) No Restricted Company is a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         (6) No Restricted Company is subject to regulation under the Interstate Commerce Act, as amended.

         (7) The application of the proceeds of the Borrowings under the Credit Agreement by the Borrower in accordance with the terms of the Credit Agreement will not violate Regulation U.

         This opinion is subject to the additional exceptions, limitations and qualifications set forth below:

         Enforceability of the Transactions Documents are subject to:

         (1) the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally, including:


                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT F-2

                  (a) the United States Bankruptcy Code of 1978, as amended, and thus comprehends, among others, matters of turn-over, automatic stay, avoiding powers, fraudulent transfer, preference, discharge, conversion of a non-recourse obligation into a recourse claim, limitations on ipso facto and anti-assignment clauses and the coverage of pre-petition security agreements applicable to property acquired after a petition is filed.

                  (b) all other federal and state bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that affect the rights and remedies of creditors generally.

                  (c)      state fraudulent transfer and conveyance laws.

                  (d) judicially developed doctrines relevant to any of the foregoing laws, such as substantive consolidation of entities.

         (2) the effect of general principles of equity, whether applied by a court of law or equity, including principles:

                  (a) governing the availability of specific performance, injunctive relief or other equitable remedies, which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made.

                  (b) affording equitable defenses (e.g., waiver, laches and estoppel) against a party seeking enforcement.

                  (c) requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement.

                  (d) requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract.

                  (e) requiring consideration of the materiality of a breach and the consequences of the breach to the party seeking enforcement.

                  (f) requiring consideration of the impracticability or impossibility of performance at the time of attempted enforcement.

                  (g) affording defenses based upon the unconscionability of the enforcing party's conduct after the parties have entered into the contract.

         (3)      the effect of generally applicable rules of law that:

                  (a) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness.

                  (b) provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected.


                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT F-2

                  (c) limit the availability of a remedy under certain circumstances where another remedy has been elected.

                  (d) limit the right of a creditor to use force or cause a breach of the peace in enforcing rights.

                  (e) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent public policy limits the enforceability of such indemnification or the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

                  (f) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange.

                  (g) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs.

                  (h) may permit a party who has materially failed to render or offer performance required by the contract to cure that failure unless (A) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or
                           (B) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract.

                  (i) limit the enforceability of any clause requiring additional interest or additional payments upon default.

                  (j) limit the enforceability of any clause authorizing the exercise of set-off rights absent prior notice and demand.

         We express no opinion as to the enforceability of (i) any waiver of jury trial, or any waiver of any statutory or constitutional rights, or (ii) the choice of law provisions in any of the Transaction Documents in courts sitting in jurisdictions other than the State of New York. We express no opinion as to any titles, estates, or interests of the Borrower in and to any properties, real or personal, fee or leasehold. We express no opinion as to (x) the enforceability of any waiver of any statutory right and (y) the enforceability of the provisions found under clauses A, B, C, E, F and G of SECTION 11.10 of the Credit Agreement. With respect to our opinions provided under numbered paragraphs 4, 5 and 6 above, we have assumed that the business of the Restricted Companies is limited to the provision of long distance telecommunications services through a digital fiber optic and digital microwave network, and that the Restricted Companies, individually and collectively, are engaged in no other line of business.

         We express no opinion on any other matters pertaining to the transactions contemplated by or related to the Transaction Documents, except as hereinabove specifically provided, and no further or other opinion shall be implied. The opinion above is subject to each and every assumption, exception, qualification and limitation, factual or legal, set forth herein. The matters set forth herein or upon which this opinion is based are as of the date hereof, and we hereby undertake no, and disclaim any, obligation to advise the Administrative Agent, the Agents, or any Lender of any change in any matters set forth herein or any matters upon which this opinion is based.



                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT F-2

         We are qualified to practice law in the State of New York, and we do not purport to be experts on, or to express any opinion concerning, any laws other than the laws of the State of New York. The opinions above are subject to this limitation in all respects. We express no opinion as to any matters involving the Federal Communications Commission and state public utility commissions or analogous regulatory or governmental authorities or the laws, rules, or regulations relating to any regulatory matters affecting the companies, as we understand you will rely solely on special regulatory counsel to the Restricted Companies for such matters.

         This opinion is addressed solely for your use in connection with the transactions contemplated by the Credit Agreement, and no Person other than the Administrative Agent, each Agent, each Lender, each assignee which hereafter becomes a Lender in accordance with the terms of either of the Credit Agreement, and the law firm of Haynes and Boone, L.L.P., is entitled to rely hereon without our prior written consent.

                                          Very truly yours,



                                          BRYAN CAVE LLP



                             AMENDED AND RESTATED 364-DAY FACILITY - EXHIBIT F-2